UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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HEALTHWAYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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701 Cool Springs Blvd
Franklin, Tennessee 37067
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Stockholders of Healthways, Inc.:
     The Annual Meeting of Stockholders of Healthways, Inc., a Delaware corporation (the “Company”), will be held at the Franklin Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee, 37067 at 9:00 a.m., Central time, on Friday, May 28, 2010 for the following purposes:
(1)	To elect three (3) directors to hold office for a term of three (3) years and until their successors have been elected and qualified;

(2)	To consider and act upon a proposal to amend and restate the Company’s 2007 Stock Incentive Plan to increase the number of shares of the Company’s common stock available for issuance under the 2007 Stock Incentive Plan by 2,000,000 shares;

(3)	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2010;

(4)	To transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.
     In accordance with the Securities and Exchange Commission rules, we are mailing to many of our stockholders a Notice of Internet Availability instead of a paper copy of the Proxy Statement and our 2009 Annual Report. The Notice of Internet Availability contains instructions on how stockholders can access the proxy documents over the Internet as well as how stockholders can receive a paper copy of our proxy materials, including the Proxy Statement, the 2009 Annual Report and a form of proxy card. The proxy statement and form of proxy accompanying this notice are being furnished to stockholders on or about April 16, 2010. Only stockholders of record at the close of business on April 5, 2010 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.
     Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the meeting.
     We hope very much that you will be able to attend the meeting. If you do not plan to attend the meeting in person, you are requested to complete, sign and date the proxy card and return it promptly or to vote by toll-free telephone or internet as described in the proxy card.

By Order of the Board of Directors,

Thomas G. Cigarran
Chairman

April 16, 2010

Healthways, Inc.
Proxy Statement

HEALTHWAYS, INC.
701 Cool Springs Boulevard
Franklin, Tennessee 37067
PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
Friday, May 28, 2010
     The proxy is solicited by the Board of Directors on behalf of Healthways, Inc. for use at the Annual Meeting of Stockholders to be held on Friday, May 28, 2010, at 9:00 a.m., Central time, at the Franklin Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee, 37067, and at all adjournments or postponements thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. In accordance with the Securities and Exchange Commission rules, we are mailing to many of our stockholders a Notice of Internet Availability instead of a paper copy of the Proxy Statement and our 2009 Annual Report. The Notice of Internet Availability contains instructions on how stockholders can access the proxy documents over the Internet as well as how stockholders can receive a paper copy of our proxy materials, including the Proxy Statement, the 2009 Annual Report and a form of proxy card. Copies of the proxy, this proxy statement and the attached notice are being furnished to stockholders on or about April 16, 2010.
     In addition to solicitations by mail or internet, certain of our directors, officers and employees, without additional remuneration, may solicit proxies by telephone, facsimile, email and personal interviews, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners. We will bear all costs of this solicitation, including expenses in connection with preparing, assembling and furnishing this proxy statement. In addition, the Company has retained Georgeson Shareholder Communications, Inc. to assist with the solicitation of proxies for a fee not to exceed $12,500, plus reimbursable expenses.
     In the election of directors, you may vote “FOR” all of the nominees or your vote may be to “WITHHOLD AUTHORITY” with respect to one or more of the nominees. For the amendment and restatement of the 2007 Stock Incentive Plan and the ratification of the selection of Ernst & Young LLP, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” Shares represented by such proxies will be voted in accordance with the choices specified thereon. If you sign your proxy card without giving specific voting instructions, the shares represented by such proxies will be voted FOR the election of the director nominees set forth under Proposal No. 1, FOR the amendment and restatement of the 2007 Stock Incentive Plan set forth under Proposal No. 2, and FOR the ratification of Ernst & Young LLP as the independent registered public accounting firm for fiscal 2010 set forth under Proposal No. 3. We recently changed our fiscal year end to December 31 beginning in 2009. The Board of Directors does not know of any other matters which will be presented for action at the meeting, but the persons named in the proxy intend to vote or act with respect to any other proposal which may be properly presented for action according to their best judgment in light of the conditions then prevailing.
     The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.
     Votes are counted by an independent third party. In the election for directors, the three persons receiving the highest number of “FOR” votes will be elected. The proposals to amend and restate the 2007 Stock Incentive Plan and to ratify the selection of the auditors require the affirmative “FOR” vote of a majority of those shares present and entitled to vote.

     Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the election of the Company’s directors and the ratification of the appointment of Ernst & Young LLP as independent auditors, without instructions from the beneficial owner of those shares. On the other hand, a broker may not be entitled to vote shares held for a beneficial owner on certain non-routine items, such as the amendment and restatement of the 2007 Stock Incentive Plan, absent instructions from the beneficial owner of such shares. Broker non-votes count for purposes of determining whether a quorum exists but do not count as entitled to vote with respect to individual proposals.
     A proxy may be revoked by a stockholder at any time before its exercise by attending the meeting and electing to vote in person, by filing with the Secretary of the Company a written revocation, by duly executing a proxy bearing a later date or by casting a new vote by toll-free telephone or the internet.
     The preliminary voting results will be published on a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission within four business days of the 2010 Annual Meeting. The final voting results, if different than the preliminary voting results, will be published on an amended Current Report on Form 8-K within four business days of the date on which the final results are known.
     Each share of our common stock, $.001 par value (the “Common Stock”), issued and outstanding on the record date, April 5, 2010, will be entitled to one vote on all matters to come before the meeting. Cumulative voting is not permitted. As of April 5, 2010, there were outstanding 34,101,905 shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
     The following table sets forth certain information with respect to those persons that we know to be the beneficial owners (as defined by certain rules of the Securities and Exchange Commission (the “Commission”)) of more than five percent (5%) of our Common Stock, our only voting security, and with respect to the beneficial ownership of our Common Stock by all directors and nominees, each of the executive officers named in the Summary Compensation Table and all of our executive officers and directors as a group. The information set forth below is based on ownership information we received as of April 5, 2010. Unless specified otherwise, the shares indicated are presently outstanding, and each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned.

	Amount and Nature
	of Beneficial
Name and Address of Beneficial Owner	Ownership (1)		Percent of Class (1)
FMR LLC	4,973,905	(2)	14.59%
82 Devonshire Street Boston, MA 02109
T. Rowe Price Associates, Inc.	3,133,609	(2)	9.19%
100 East Pratt Street Baltimore, MD 21202
BlackRock, Inc.	3,020,303	(2)	8.86%
40 East 52nd Street New York, NY 10022
Earnest Partners, LLC	2,600,490	(2)	7.63%
1180 Peachtree Street NE, Suite 2300 Atlanta, GA 30309
Waddell & Reed Financial Inc.	2,293,568	(3)	6.73%
6300 Lamar Avenue Overland Park, KS 66202
Ben R. Leedle, Jr.****	1,413,250	(4)	3.98%

Thomas G. Cigarran**	625,465	(5)	1.82%

Mary A. Chaput***	294,192	(6)	*

William C. O’Neil, Jr.**	264,272	(7)	*

James E. Pope, M.D.***	141,729	(8)	*

L. Ben Lytle**	97,544		*

C. Warren Neel, Ph. D.**	77,230	(9)	*

John W. Ballantine**	65,000	(10)	*

	Amount and Nature
	of Beneficial
	Ownership (1)		Percent of Class (1)
Stefen F. Brueckner***	56,461	(11)	*

Jay C. Bisgard, M.D.**	50,000	(12)	*

Matthew E. Kelliher***	33,390	(13)	*

Mary Jane England, M.D.**	25,000	(14)	*

Alison Taunton-Rigby, Ph. D.**	20,000	(15)	*

Anne M. Wilkins***	18,264	(16)	*

John A. Wickens**	16,100	(17)	*

William Novelli**	0		*

All directors and executive officers as a group (19 persons)	3,402,463	(18)	9.31%

*	Indicates ownership of less than one percent of our outstanding Common Stock.

**	Director of the Company

***	Named Executive Officer

****	Director and Named Executive Officer

(1)	Pursuant to the rules of the Commission, certain shares of our Common Stock which an individual owner set forth in this table has a right to acquire within 60 days after the record date hereof pursuant to the exercise of stock options or other securities are deemed to be outstanding for the purpose of computing the ownership of that owner, but are not deemed outstanding for the purpose of computing the ownership of any other individual owner shown in the table. Likewise, the shares subject to options or other securities held by our other directors and executive officers which are exercisable within 60 days of the record date hereof, are all deemed outstanding for the purpose of computing the percentage ownership of all executive officers and directors as a group.

(2)	Information with respect to stock ownership is based upon a Schedule 13G, dated December 31, 2009 filed with the Commission.

(3)	Information with respect to stock ownership is based upon a Schedule 13G, dated March 31, 2010 filed with the Commission.

(4)	Includes 1,369,154 shares issuable upon the exercise of outstanding options.

(5)	Includes 300,646 shares issuable upon the exercise of outstanding options.

(6)	Includes 265,874 shares issuable upon the exercise of outstanding options and 13,088 shares held jointly by

Ms. Chaput and her husband.

(7)	Includes 30,000 shares issuable upon the exercise of outstanding options.

(8)	Includes 135,555 shares issuable upon the exercise of outstanding options.

(9)	Includes 30,000 shares issuable upon the exercise of outstanding options.

(10)	Includes 45,000 shares issuable upon the exercise of outstanding options and 20,000 shares held in trust.

(11)	Includes 56,250 shares issuable upon the exercise of outstanding options.

(12)	Includes 45,000 shares issuable upon the exercise of outstanding options and 5,000 shares held in trust.

(13)	Includes 32,876 shares issuable upon the exercise of outstanding options.

(14)	Includes 25,000 shares issuable upon the exercise of outstanding options.

(15)	Includes 20,000 shares issuable upon the exercise of outstanding options.

(16)	Includes 10,840 shares issuable upon the exercise of outstanding options.

(17)	Includes 15,000 shares issuable upon the exercise of outstanding options and 1,100 shares held jointly by Mr. Wickens and his wife.

(18)	Includes 2,426,366 shares issuable upon the exercise of outstanding options.
CORPORATE GOVERNANCE
Board of Directors Information
     Our Board of Directors held ten meetings during fiscal 2009. All of the members of the Board of Directors except Messrs. Cigarran, Leedle, and Lytle are “independent,” as defined by applicable law and the NASDAQ Global Select Market (“NASDAQ”) listing standards. The Board of Directors has a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee.
     Each of our incumbent directors, with the exception of Mr. Lytle, attended at least 75% of the aggregate of the total number of meetings held during fiscal 2009 by the Board of Directors and each committee of which such director was a member for the entire fiscal year.
Leadership Structure
     We believe our board leadership structure is appropriate in light of the Company’s business. Our Board of Directors’ Corporate Governance Guidelines provide that our Board size should consist of at least three and no more than twelve directors which provides for the optimal exchange of ideas without stifling cooperation. While our Board of Directors’ Corporate Governance Guidelines provide flexibility in who may serve as Chairman of the Board, we do not presently combine the roles of Chairman and CEO, and our current Chairman, Thomas Cigarran, has served in his capacity since 1988, and as a director since our founding, giving our Board consistent leadership. Our Board of Directors’ Corporate Governance Guidelines set forth in greater detail the responsibilities of our Board. Our Board of Directors’ Corporate Governance Guidelines are available under “Corporate Governance” accessible through the “Investors” link on the Company’s website at www.healthways.com.
Risk Oversight
     The Company is exposed to a number of risks, including economic, environmental, operational, and regulatory risks, among others. Management is responsible for the day-to-day management of the risks the Company faces, while the Board as a whole is responsible for the oversight of such risk. Our Audit, Compensation and Nominating and Corporate Governance Committees, however, each play a significant role in assisting the Board to fulfill its oversight responsibilities. Our Audit Committee, for example is responsible for overseeing the accounting, financial, legal, and regulatory risks the Company faces. The Audit Committee receives reports from management and outside auditors regarding any major issues concerning the adequacy of the Company’s internal controls over financial reporting. The Audit Committee also has complete access to management in discharging its duties and provides regular reports to the Board. Our Compensation Committee assists the Board with risk oversight by annually reviewing the compensation philosophy of the Company and evaluating and providing recommendations on executive compensation as well as producing an annual report on executive compensation to be included in our annual meeting proxy statement. The Compensation Committee regularly reports its activities to the full Board. Our Nominating and Corporate Governance Committee assists with risk oversight by managing Board structure and organization, the criteria for selecting new members to the Board and any Board committees, determining compensation for directors, evaluating Board members, and annually reviewing the corporate governance principles of the Company and recommending changes when appropriate. The Nominating and Corporate Governance Committee regularly provides reports to the Board. The activities of each of our committees are set forth in greater detail in each of their respective charters and are available under “Corporate Governance” accessible through the “Investors” link on the Company’s website at www.healthways.com.
Committees of the Board of Directors
Compensation Committee
     During fiscal 2009, the Compensation Committee consisted of Drs. Bisgard, England, Neel and Taunton-Rigby and Mr. Novelli, who was appointed to the committee in August 2009 in connection with his appointment to the Board of Directors, and was chaired by Dr. Bisgard. As discussed in “Compensation Discussion and Analysis,” all of the directors on the Compensation Committee are “non-employee directors” as defined in Rule 16b-3 of the rules promulgated under the Securities Exchange Act of 1934, as amended, “outside directors” for purposes of regulations promulgated pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended, and “independent directors” as defined in the NASDAQ corporate governance listing standards, in each case as determined by our Board of Directors. The Compensation Committee is responsible for overseeing our overall compensation strategies and policies, evaluating the performance of our executive officers and recommending to the independent directors the compensation of each of our executive officers and administering our equity-based incentive plans, among other things. The Compensation Committee’s Charter, which is reviewed annually by the Compensation Committee and is available on our website at www.healthways.com, provides a detailed description of its duties and responsibilities. The Compensation Committee held six meetings during fiscal 2009.
Nominating and Corporate Governance Committee
     During fiscal 2009, the Nominating and Corporate Governance Committee consisted of Drs. England and Taunton-Rigby and Messrs. O’Neil, Wickens, Ballantine, and Novelli, who was appointed to the committee in August 2009 in connection with his appointment to the Board of Directors, and was chaired by Dr. England. All of the directors on the Nominating and Corporate Governance Committee are independent directors as defined under applicable law and NASDAQ listing standards. The Nominating and Corporate Governance Committee’s responsibilities include identifying individuals qualified to become members of the Board of Directors and recommending such individuals to the Board of Directors for election to the Board of Directors and developing and recommending to the Board of Directors corporate governance principles applicable to the Company. The Nominating and Corporate Governance Committee Charter, which is reviewed annually by the Nominating and Corporate Governance Committee and is available on the Company’s website at www.healthways.com, provides a detailed description of the Nominating and Corporate Governance Committee’s responsibilities and sets forth the director nomination process. The Nominating and Corporate Governance Committee held four meetings during fiscal 2009.
Audit Committee
     During fiscal 2009, the Audit Committee consisted of Messrs. O’Neil, Ballantine and Wickens and Drs. Bisgard and Neel, each of whom is independent as defined by applicable law and the NASDAQ listing standards, and was chaired by Mr. Ballantine. We have, and will continue to have, at least one member of the Audit Committee who has past employment experience in finance or accounting and requisite professional certification in accounting or other comparable experience which results in the individual’s financial sophistication. The Audit Committee meets with our independent registered public accounting firm and management to review our consolidated financial statements, the quality and integrity of our accounting, auditing and financial reporting process, and our systems of internal controls. The Board of Directors has determined that Messrs. O’Neil and Ballantine and Drs. Bisgard and Neel each qualify as an “audit committee financial expert,” as defined by the regulations of the Commission. The Audit Committee held ten meetings during fiscal 2009. The Audit Committee has adopted a Charter that provides a detailed description of its responsibilities, which is reviewed annually by the Audit Committee, and is available on our website at www.healthways.com.
Corporate Governance Guidelines
     The Board of Directors has adopted Corporate Governance Guidelines to assist the Board of Directors in the exercise of its duties and responsibilities and to serve the best interests of the Company and its stockholders. These Corporate Governance Guidelines, which are available on our website at www.healthways.com, provide a framework for the conduct of the business of the Board of Directors.
Code of Conduct
     We have a code of conduct that applies to all colleagues (including officers) and directors. The purpose of the code is to provide written standards that are reasonably designed to promote: honest and ethical conduct; full, fair, accurate, timely and understandable disclosure in reports and documents we file with the Commission and other public communications we make; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the code; and accountability for adherence to the code, and to deter wrongdoing. A copy of our code of conduct, as well as any amendments thereto, can be obtained from our website at www.healthways.com.
Stockholder Nominees
     The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for director candidates as described below under “Identifying and Evaluating Nominees for Directors.” Any stockholder nominations proposed for consideration by the Nominating and Corporate Governance Committee should be addressed to: Secretary, Healthways, Inc., 701 Cool Springs Boulevard, Franklin, Tennessee 37067. To be timely, director nominations for the Annual Meeting of Stockholders to be held in 2010 must be submitted within the time limits for stockholder proposals as set forth on page 74 of this Proxy Statement.
Director Qualifications
     Under our Board of Directors’ Corporate Governance Guidelines and the Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee is responsible for determining the criteria for membership on our Board of Directors. Under such criteria, at least a majority of the members of the Board of Directors should be independent, and all members should have the highest professional and personal ethics and values consistent with our values and standards. Other criteria that will be considered are prior experience as a director, knowledge of our business and industry and broad experience at the operational, financial or policy making level in business. Diversity, age and skills in the context of the needs of the Board of Directors are also a consideration. While the Company’s Board of Directors’ Corporate Governance Guidelines do not explicitly define “diversity,” it is the Nominating and Corporate Governance Committee’s practice to seek director candidates who will contribute to a diversity of perspectives. The Nominating and Corporate Governance Committee considers diversity in the context of the Board as a whole and takes into account a candidate’s personal characteristics and industry experience, with the intent of maintaining a Board that represents a broad range of viewpoints. Board members should also have sufficient time to devote to the affairs of the Company and to provide insight and practical wisdom based on experience. As such, in order to be active participants and perform all director duties responsibly, directors’ service on other boards of public companies is limited to three public company boards (excluding the Company).

Identifying and Evaluating Nominees for Directors
     The Nominating and Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee regularly assesses the appropriate size of the Board of Directors, and whether any vacancies on the Board of Directors are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board of Directors members, professional search firms, stockholders or other persons. These candidates are evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year. As described above, the Nominating and Corporate Governance Committee considers properly submitted stockholder nominations for candidates for the Board of Directors. In evaluating nominations, the Nominating and Corporate Governance Committee uses the same criteria for all nominees, and the Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and expertise on the Board of Directors.
     There are no nominees for election to the Board of Directors who have not previously been elected by the stockholders.
Directors’ Attendance at Annual Meetings of Stockholders
     Although directors are invited and are always encouraged to attend the annual stockholder meetings, we do not require their attendance. All of the directors attended the 2009 Annual Meeting of Stockholders held on January 29, 2009, with the exception of one director who was not able to attend due to travel delays.
Communications With the Board of Directors
     Stockholders may communicate with the Board of Directors by submitting a letter in writing addressed to: Chairman of the Board of Directors, Healthways, Inc., 701 Cool Springs Boulevard, Franklin, Tennessee 37067. If the communication relates to the Company’s ethics or conduct, financial statements, accounting practices or internal controls, the communication may be submitted in writing addressed to: Audit Committee Chairman, Healthways, Inc., 701 Cool Springs Boulevard, Franklin, Tennessee 37067. Stockholder communications may be submitted confidentially or anonymously.
Stock Retention Guidelines
     To further align officers’ interests with stockholders’ interests, in August 2005 the Board of Directors adopted stock retention guidelines for officers. As amended, the guidelines require officers to maintain a minimum ownership in the Company’s stock based on a multiple of their base salary (at least 2.5 times base salary for Named Executive Officers and 4 times base salary for the Chief Executive Officer). Officers must retain 75% of the net number of shares acquired (after payment of exercise price, if any, and taxes) upon the exercise of stock options and vesting of restricted stock units granted on or after August 24, 2005 until they reach the required multiple of base salary. Officers who do not comply with the guidelines may not be eligible for future equity awards.
     As a result of (i) the significant decline in the Company’s stock price, (ii) the completion of the option tender offer discussed in “Compensation Discussion and Analysis”, (iii) the decrease in the percentage of equity issued as part of our long-term incentive awards due to the limitation in the availability of shares under our 2007 Stock Incentive Plan and (iv) the completion of the update to our broad-based compensation structure as well as significant changes in the titling structure of our officers, the Company is in the process of reviewing its stock retention guidelines to ensure that the established stock retention guidelines are appropriate and remains committed to retention guidelines.

Evaluations of Board and Committee Performance
     Each year the Nominating and Corporate Governance Committee of our Board of Directors conducts an evaluation process focusing on the effectiveness of the Board of Directors as a whole, the performance of each committee of the Board of Directors and the performance of each individual Board member. The manner of the evaluation is determined annually by the Nominating and Corporate Governance Committee in order to ensure the procurement of accurate and relevant information. The evaluation process is designed to facilitate ongoing, systematic examination of the Board of Directors, each committee’s effectiveness and accountability, and each individual’s performance, and to identify opportunities for improvement. The Nominating and Corporate Governance Committee designed and coordinated the evaluations for the Board of Directors, committees, and individual directors, and the Chair of the Nominating and Corporate Governance Committee reported the results to each committee, the full Board of Directors, and each individual director.
Certain Relationships and Related Transactions
     Since the beginning of the last fiscal year, we are aware of the following related party transactions between us and our directors, executive officers, 5% stockholders or their family members which require disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.
•	Christopher Cigarran, Vice President of Human Resources, is the son of Chairman Thomas G. Cigarran and received aggregate cash compensation of approximately $88,732 (consisting of salary and a run-out payment of an employee deferred cash award) during the four months ended December 31, 2008 and approximately $306,688 (consisting of salary, Capital Accumulation Plan distributions, and payment for stock options tendered as part of the Company’s purchase of outstanding employee-granted stock options) during fiscal 2009. He also receives equity awards commensurate with our other vice presidents who are direct reports to the Chief Executive Officer consistent with his job grade.

•	Robert L. Chaput, who previously served as our Executive Vice President, Operations Services, but left the Company in December 2008, is the spouse of Mary A. Chaput, our Chief Financial Officer. Mr. Chaput and Ms. Chaput received aggregate cash compensation during the four months ended December 31, 2008 of approximately $128,287 and $129,990 (both consisting of salary), respectively, and aggregate cash compensation during fiscal 2009 of approximately $565,029 (consisting of salary, severance, Capital Accumulation Plan distributions, Performance Cash award, and payment for stock options tendered as part of the Company’s purchase of outstanding employee-granted stock options) and $563,159 (consisting of salary, Capital Accumulation Plan distributions, Performance Cash award, and payment for stock options tendered as part of the Company’s purchase of outstanding employee-granted stock options), respectively. Ms. Chaput receives equity awards commensurate with our other vice presidents who are direct reports to the Chief Executive Officer consistent with her job grade. Upon his separation from the Company, vesting was accelerated for Mr. Chaput’s outstanding, unvested equity grants in accordance with his employment agreement.
     Pursuant to its written charter, the Audit Committee reviews and either ratifies, approves or disapproves all “Interested Transactions,” which are generally defined to include any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which:
•	the aggregate amount involved exceeded, or will or may be expected to exceed, $120,000 in any calendar year;

•	the Company was, is or will be a participant; and

•	any Related Party had, has or will have a direct or indirect interest.

For purposes of the policy, a “Related Party” is any:
•	person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and proxy statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director;

•	greater than 5% beneficial owner of the Company’s common stock;

•	immediate family member of any of the foregoing; or

•	firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner, managing member or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.
          In determining whether to approve or ratify an Interested Transaction under the policy, the Audit Committee considers the relevant information and facts available to it regarding the Interested Transaction and takes into account factors such as the Related Party’s relationship to the Company and interest (direct or indirect) in the transaction, the terms of the transaction and the benefits to the Company of the transaction. No director participates in the approval of an Interested Transaction for which he or she is a Related Party or otherwise has a direct or indirect interest.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
     Our Certificate of Incorporation provides for a staggered Board of Directors. Each director serves a three-year term or until his/her successor is elected and qualified. The directors to be elected at the 2010 Annual Meeting of Stockholders will serve until the Annual Meeting of Stockholders in 2013 (the “Class I” directors). Three directors currently serving on the Board of Directors will continue to serve until the Annual Meeting of Stockholders in 2011 (the “Class II” directors), and four directors currently serving on the Board of Directors will continue to serve until the Annual Meeting of Stockholders in 2012 (the “Class III” directors).
     Unless contrary instructions are received, shares of our Common Stock represented by duly executed proxies will be voted in favor of the election of the nominees named below. If for any reason a nominee is unable to serve as a director, it is intended that the proxies solicited hereby will be voted for such substitute nominee as our Board of Directors may propose. The Board of Directors has no reason to expect that the nominees will be unable to serve, and therefore, at this time does not have any substitute nominees under consideration.
     A nominee for election must receive a plurality of the votes cast to be elected as a director. Stockholders have no right to vote cumulatively for directors, but rather each stockholder shall have one vote for each share of Common Stock held by such stockholder for each director.
     The following persons are the nominees for election to serve as Class I directors. All nominees are presently directors of the Company and were previously elected by the stockholders. Certain information relating to the nominees, which the individuals named have furnished to us, is set forth below. Mr. Lytle will continue as a director until the date of the 2010 Annual Meeting of Stockholders but is not standing for re-election to the Board of Directors; however, we expect that he will continue serving as a consultant to the Company, as described on page 57. The Board of Directors recommends a vote FOR each nominee.

Background
	Class of Director;	Information &
	Annual Meeting	Specific Skills,
	at Which	Experience and
Name of Director	Term Will Expire	Qualifications

William C. O’Neil, Jr.	I; 2013	Mr. O’Neil, 75, has served as a director of the Company since 1985. From 1989 to 1999, Mr. O’Neil was the Chairman, President and Chief Executive Officer of ClinTrials Research, Inc., a pharmaceutical research services company. Prior thereto, Mr. O’Neil was Chairman, President and Chief Executive Officer of International Clinical Laboratories, Inc., a national laboratory testing company. Mr. O’Neil is also a director of American HomePatient Inc., where he is a member of the Audit Committee, and Advocat, Inc., where he serves as Chair of the Audit Committee. Mr. O’Neil is a member of the Compensation Committee on each of these boards of directors.

Mr. O’Neil’s specific skills, experience, and qualifications to serve as a director of the Company include his nearly ten years of leadership experience at ClinTrials Research, Inc., a global provider of

Background
	Class of Director;	Information &
	Annual Meeting	Specific Skills,
	at Which	Experience and
Name of Director	Term Will Expire	Qualifications

preclinical and clinical research services to pharmaceutical, biotechnology and medical device clients. Additionally Mr. O’Neil’s service on a number of boards in the healthcare industry coupled with various other leadership roles he has held in the industry lends specific insight to our Board.

Ben R. Leedle, Jr.	I; 2013	Mr. Leedle, 49, has served as director of the Company since August 2003, and as Chief Executive Officer of the Company since September 2003. Mr. Leedle served as President of the Company from May 2002 through October 2008. Mr. Leedle served as Chief Operating Officer of the Company from September 1999 to August 2003, Executive Vice President of the Company from September 1999 to May 2002, and as Senior Vice President of Operations from September 1997 to September 1999.

Mr. Leedle’s specific skills, experience, and qualifications to serve as a director of the Company include his nearly thirteen years of senior leadership experience at the Company. During this time Mr. Leedle has effectively led the Company through significant growth as well as managed the Company in the current economic environment. Additionally, Mr. Leedle has overseen a talented group of senior executives. Given his extensive leadership experience and institutional knowledge of the Company we believe Mr. Leedle should serve as a director of the Company.

Alison Taunton-Rigby, Ph. D.	I; 2013	Dr. Taunton-Rigby, 65, has been a director of the Company since November 2005. Dr. Taunton-Rigby is the founder and Chief Executive Officer of RiboNovix, Inc., a private biotechnology company, since 2003. From 2001 to 2003, she served as the Chief Executive Officer of CMT, Inc., a private medical device company. From 1995 to 2000, Dr. Taunton-Rigby served as the Chief Executive Officer of Aquila Biopharmaceuticals, Inc., (Cambridge Biotech Corporation) a publicly-traded biotechnology company. She serves on the boards of directors of the RiverSource Funds, Abt Associates, where she serves as Chair of the Audit & Finance Committee, and Idera Pharmaceuticals, Inc., where she is a member of both the Audit and Compensation Committees. Dr. Taunton-Rigby also serves on the board of The Children’s Hospital, Boston.

Background
	Class of Director;	Information &
	Annual Meeting	Specific Skills,
	at Which	Experience and
Name of Director	Term Will Expire	Qualifications

Dr. Taunton-Rigby’s specific skills, experience, and qualifications to serve as a director of the Company include her over 25 years of senior executive experience in the biotechnology industry. As noted above, Dr. Taunton-Rigby is the founder and Chief Executive Officer of RiboNovix, Inc., which seeks to discover and develop new anti-infectives. Dr. Taunton-Rigby also has significant experience on the boards of a variety of companies in the healthcare industry. We believe Dr. Taunton-Rigby’s entrepreneurial and leadership experience in the biotechnology industry coupled with her board experience at other healthcare companies allows her to provide insight to our Board on the perspectives of other areas within the healthcare industry.
     The following seven persons currently are members of the Board of Directors and will continue in their present positions after the Annual Meeting. The following persons are not nominees, and stockholders are not being asked to vote for them. Certain information relating to the following persons has been furnished to us by the individuals named, and we have also included the specific skills, qualifications, and experience of each of our directors.

Class of Director;
Annual Meeting
at Which
Name of Director	Term Will Expire	Background Information

Thomas G. Cigarran	II; 2011	Mr. Cigarran, 67, has served as Chairman of the Company since August 1988 and as a director since 1981. Mr. Cigarran served as Chief Executive Officer of the Company from August 1988 to September 2003. Mr. Cigarran served as President of the Company from September 1981 to June 2001. Mr. Cigarran also serves as chairman of the Board of Directors of AmSurg Corp.

Mr. Cigarran’s specific skills, experience, and qualifications to serve as a director of the Company include his extensive historical knowledge of the Company as evidenced by his service on our Board since the Company’s founding. Additionally, Mr. Cigarran has a number of years of extensive leadership experience at the Company, including having served as Chief Executive Officer for over 15 years. We

Class of Director;
Annual Meeting
at Which
Name of Director	Term Will Expire	Background Information

believe Mr. Cigarran’s historical knowledge of the Company and strong leadership experience at the Company provides our Board with invaluable insight on the evolution of the Company while also highlighting opportunities for its growth.

C. Warren Neel, Ph. D.	II; 2011	Dr. Neel, 71, has been a director of the Company since October 1991. Dr. Neel is currently Executive Director of the Center for Corporate Governance at the University of Tennessee and the Interim President at Lincoln Memorial University. He served as the Commissioner of Finance and Administration for the State of Tennessee from July 2000 until February 2003. He served as Dean of the College of Business Administration at The University of Tennessee in Knoxville from 1977 to 2002. Dr. Neel is also a director of Saks, Inc. where he serves as Chair of the Audit Committee and as a member of the Governance Committee.

Dr. Neel’s specific skills, experience, and qualifications to serve as a director of the Company include his significant leadership experience in business. As Commissioner of Finance and Administration for the State of Tennessee, Dr. Neel served as the governor’s Chief Financial Officer managing a budget of over $20 billion. In his current position, Dr. Neel helped establish the Center for Corporate Governance at The University of Tennessee. Additionally, Dr. Neel’s academic research has been published in a variety of journals. Because of Dr. Neel’s strong business acumen and leadership in a variety of roles, we believe he enhances our Board’s understanding of complex financial data and management.

John W. Ballantine	II; 2011	Mr. Ballantine, 64, has been a director of the Company since June 2003. Mr. Ballantine served as Executive Vice President and Chief Risk Management Officer of First Chicago NBD Corporation from 1996 until 1998. He serves as a director of DWS Funds, where he is Chairman of the Equity Oversight Committee,, and Portland General Electric, where he serves on the Compensation Committee and is Chairman of the Finance Committee. Mr. Ballantine also currently serves as a member of the Executive Network advisory board of Glencoe Capital, a private equity firm, and a member of the Board of Trustees of

Class of Director;
Annual Meeting
at Which
Name of Director	Term Will Expire	Background Information

Window to the World Communications, Inc, a non-profit corporation.

Mr. Ballantine’s specific skills, experience, and qualifications to serve as a director of the Company include his leadership as Executive Vice President and Chief Risk Management Officer of First Chicago NBD Corporation, in addition to his board leadership roles at a number of companies including Glencoe Capital, a private equity firm and DWS Funds, an asset management firm. We believe Mr. Ballantine’s experience at these firms enhances the Board’s understanding of the perspective of institutional investors.

Jay C. Bisgard, M.D.	III; 2012	Dr. Bisgard, 67, has been a director of the Company since June 2003. Dr. Bisgard served as Director of Health Services at Delta Air Lines, Inc. from January 1994 to April 2001. Prior to that, he served as the corporate medical director at Pacific Bell, GTE and ARCO. He retired from the U.S. Air Force in 1986 with the rank of colonel. He served as acting Deputy Assistant Secretary of Defense (Health Affairs) from 1981 to 1984. He is a fellow of the Aerospace Medical Association, the American College of Preventive Medicine, and the American College of Physician Executives.

Dr. Bisgard’s specific skills, experience, and qualifications to serve as a director of the Company include his over thirty years experience in the healthcare industry in both the private and public sectors, including serving as a director of a number of companies as well as serving as Deputy Assistant Secretary of Defense (Health Affairs). Dr. Bisgard is certified in aerospace medicine and his primary interests have been in health policy and resource management. We believe his extensive career in the healthcare industry as well as his interests in health policy and resource management provides critical insight to our Board on both the historical and current trends within the healthcare industry.

Mary Jane England, M.D.	III; 2012	Dr. England, 71, has been a director of the Company since September 2004. Dr. England has served as President of Regis College in Weston, Massachusetts since July 2001. From 1990 to 2001, she served as President of the Washington Business Group on

Class of Director;
Annual Meeting
at Which
Name of Director	Term Will Expire	Background Information

Health. Prior to 1990, she served as Vice President of Prudential Insurance Co., Associate Dean at the John F. Kennedy School of Government at Harvard, Commissioner of Social Services, and Associate Commissioner of Mental Health in Massachusetts. She serves on the board of directors of NSF International.

Dr. England’s specific skills, experience, and qualifications to serve as a director of the Company include her significant experience in the healthcare industry. For over ten years, Dr. England served as the President of the Washington Business Group on Health, which is a non-profit devoted to representing the interest of large employers on national health policy issues. Additionally, Dr. England serves on the board of NSF International, which is a non-profit involved in standards development, product certification, education and risk-management for public health and safety. We believe Dr. England’s experience at the Washington Business Group on Health as well as in other positions provide our Board with unique insight on how the interests of companies within the healthcare industry are effectively represented.

John A. Wickens	III; 2012	Mr. Wickens, 53, has been a director of the Company since February 2007. He was National Health Plan President of UnitedHealth Group from January 2004 to February 2006 and South Division President from September 2001 to December 2003. Prior to that time, he served in various capacities at UnitedHealth Group beginning in 1995. Mr. Wickens currently serves on the boards of directors of Cancer Support Community, U.S.A. Track & Field Foundation, and UnitedHealthcare Children’s Foundation.

Mr. Wickens’ specific skills, experience, and qualifications to serve as a director of the Company include his varied leadership roles at UnitedHealth Group, a diversified health and well-being company. We believe Mr. Wickens’ recent experience at UnitedHealth Group gives our Board insight in how other companies within the healthcare industry both manage and respond to the numerous challenges faced in the current economic and political climate.

Class of Director;
Annual Meeting
at Which
Name of Director	Term Will Expire	Background Information

William Novelli	III; 2012	Mr. Novelli, 68, has been a director of the Company since August 2009. He has served as a professor at the McDonough School of Business at Georgetown University since August 2009. From 2001-2009, he served as the Chief Executive Officer of AARP. Mr. Novelli currently serves on the board of directors of Campaign for Tobacco-Free Kids.

Mr. Novelli’s specific skills, experience, and qualifications to serve as a director of the Company are evidenced by his many years of executive leadership, most recently serving as the Chief Executive Officer of AARP, as mentioned above. Additionally, Mr. Novelli’s current leadership as chairman of the board of directors of the Campaign for Tobacco-Free Kids, a leader in fighting to reduce tobacco use and its consequences in the world, enhances our Board’s own understanding of how other organizations promote improved health and wellness, which is the core of the Company’s business.

Executive Compensation
Compensation Discussion and Analysis
This section explains the compensation of our Named Executive Officers for fiscal 2009, who are:

Name	Position

Ben R. Leedle, Jr.	Chief Executive Officer
Mary A. Chaput	Vice President, Chief Financial Officer
Matthew E. Kelliher	President — International
Anne M. Wilkins	Vice President, Strategy & Marketing
Stefen F. Brueckner	President and Chief Operating Officer
James E. Pope, MD	Vice President, Science & Value
     The Compensation Committee (the “Committee”) of our Board sets and administers the policies that govern compensation of our executive officers, including:
•	Annually evaluating the performance of the CEO and other executive officers and recommending to the independent directors of the Board the compensation level for each such person based on this evaluation;

•	Reviewing and recommending to the Board for approval any changes in executive officer incentive compensation plans and equity-based plans; and

•	Reviewing and approving all equity-based compensation plans of the Company and granting equity-based awards pursuant to such plans.
The Committee seeks to assure that compensation paid to the executive officers is fair, reasonable and competitive, and is linked to increasing long-term stockholder value. Only independent directors serve on the Committee.
     Compensation Philosophy. The Committee reviews its compensation philosophy periodically, and at least on an annual basis. The Committee has determined that the best course of action at this time is to align compensation with the unique talent and business needs of Healthways, without encouraging excessive or unnecessary risk-taking. We believe this is best accomplished through the following objectives:
•	To attract, retain and motivate talented executives by providing overall compensation that is performance-based, fair to the executives and the stockholders, and takes into consideration both individual and corporate performance;

•	To closely align the interests of executives with those of stockholders and the long-term interests of the Company through a significant share of total compensation based on long-term incentives, including both equity and operational performance-based cash plans; and

•	To provide appropriate incentives for executives to work toward the achievement of our annual financial performance and business goals based on our annual budget in a quality and sustainable manner — only if our publicly disclosed financial expectations are attained.
We use the following compensation vehicles to meet these objectives:
•	Appropriate base salaries;

•	Short-term incentives, based upon achieving EPS targets, where the plan is not funded until our publicly disclosed financial expectations are met; and

•	Long-term incentives where stock options and restricted stock are the equity vehicles used along with a performance cash plan based upon the achievement of our financial performance and/or business goals. In order to focus our executives on the long-term sustainable performance of the business, a significant share of our compensation plans are focused on long-term incentives.
     The Committee reviews annually our executive compensation policies in light of our financial performance, annual budget, and the compensation policies of similar companies. The compensation of individual executives is then reviewed annually by the Committee in light of such executive’s performance and the Committee’s executive compensation policies for that year. The Committee believes that our compensation strategies have been effective in promoting retention and are aligned with the Committee’s compensation philosophy and our company culture, which places a significant value on highly-performing individuals.
     Overview of Compensation Process. The Committee annually reviews the compensation of the Chief Executive Officer, the other executive officers and the direct reports to the Chief Executive Officer to ensure they are rewarded appropriately for their contributions to the Company. The Committee conducts this review and compensation determination through a comprehensive process involving a series of meetings typically occurring in the last quarter of the preceding year and the first quarter of the current year.
     Compensation Benchmarking Process. With respect to annual salary and the various short-term and long-term incentive awards available to the Named Executive Officers, the Committee considers the Company’s overall performance and the executive’s performance in determining the compensation awarded. In addition, as part of the executive compensation process, the Committee reviews the Named Executive Officers’ compensation against external references to ensure that the compensation is appropriate. These external comparisons only provide a point of reference as we do not use specific formulas to determine compensation levels reflecting the responsibilities of a particular officer position.
     The external references include commercially available, broad-based, comparative market compensation survey reports developed by independent professional organizations (collectively, the “Survey Reports”) and a proxy analysis that examines and compares various elements of the compensation of our senior management to that of a group of publicly-traded peer group companies.
     The Survey Reports cover a significant number of companies over a broad range of industries. For purposes of the Committee’s review, management provides information that combines and reflects market data from the Survey Reports to balance data outliers. The Committee believes that the size of the business and scope of the executive officer’s responsibility are the most important external factors for analyzing compensation for executive officers. In establishing appropriate compensation targets for our executives, the Committee correlates business revenue and compensation across various industries to compare executives with responsibilities of similar size and scope.
     In addition to the Survey Reports, the Committee conducts a proxy analysis that consists of the following publicly-traded peer group:

Allscripts Healthcare Solutions Inc	Heartland Payment Systems Inc
Amedisys Inc	Inventiv Health Inc
AMN Healthcare Services Inc	LHC Group Inc
Amsurg Corp	Odyssey Healthcare Inc
Cerner Corp / MOI	Psychiatric Solutions Inc
Chemed Corp	Res Care Inc / KY
Corvel Corp	Sun Healthcare Group Inc
CSG Systems International Inc	Sykes Enterprises Inc
Eclipsys Corp	Syntel Inc
Euronet Worldwide Inc	Teletech Holdings Inc

Fair Isaac Corp	Total System Services Inc
Gentiva Health Services Inc	WebMD Health Corp
Global Payments Inc
     As described more fully below, in October 2008, the Committee engaged Hewitt Associates (“Hewitt”), an independent executive compensation consulting firm, to assist with selecting the peer group. Due to the relatively small number of publicly-traded direct competitors in our industry and the relative size of such competitors, the Committee believed that a pure industry peer group would not necessarily create a meaningful comparison group. Absent an industry peer group, the Committee concluded that the most comparable companies with respect to executive pay are companies whose business size, growth and complexity are similar to the Company’s. As a result, the companies above were selected to provide a reference point for compensation comparison purposes because of their similarity to the Company in terms of size (based on revenues, market capitalization, number of employees, and/or operating income), industry classification, growth and financial performance and/or the existence of publicly available data. The Committee reviewed and reconfirmed the above list in November 2009.
     Role of External Consultants. In August 2008, the Committee initiated a request for proposal (RFP) process to engage an independent executive compensation consultant to review the Company’s executive compensation program. Several executive compensation consulting firms submitted RFPs with the finalists making presentations to members of the Committee and management. After consulting with management, the Committee selected Hewitt to serve as the Committee’s independent executive consultant.
     In the fall of 2008, the Committee worked with Hewitt, and together with the independent directors, examined the Company’s executive compensation program. At the Committee’s request, Hewitt performed several analyses, including peer group and market comparisons, internal pay equity, and short- and long-term incentive structure modeling. These analyses assisted the Committee in determining if such compensation programs were advisable based on our current and expected financial position and strategic goals, as well as informing the Committee of developments in corporate governance and compensation design. Following the Committee’s examination of our compensation structure, the Committee determined that, in order to maintain a competitive position in the healthcare services industry and continue to attract and retain qualified colleagues, it was appropriate to adjust our total compensation program to moderately increase the short-term incentive opportunity available to our Named Executive Officers and revise the mix of stock options and restricted stock units granted as part of our long-term incentive compensation program. The Committee also elected to replace the retrospective performance-based cash award with a new prospective performance-based cash award. The aggregate amounts of such awards would vary with Company and individual performance and with the level of responsibility. The intent was to deliver long-term incentive awards that, when combined with base salaries and annual short-term incentive awards, would result in total compensation levels that were externally competitive and appropriate based on both the Company’s and the individual performance.
     The fees incurred for the services Hewitt provided to the Committee during the period of September 1, 2008 through December 31, 2009 totaled approximately $289,000. In addition, Hewitt provided services to the Company related to an update of our broad-based compensation structure, revisions to our domestic sales incentive plan design, consulting support related to an acquisition, and miscellaneous ad-hoc market analysis/job pricing. These services were recommended by management and did not require approval by the Committee. Total fees for all services provided during the period of September 1, 2008 through December 31, 2009 not related to the services provided to the Committee were approximately $441,000. A requirement of the Committee and management, as confirmed through the RFP process that lead to the selection of Hewitt, was that the consulting individuals serving the Committee were independent of the consulting individuals serving management.

     Role of Management. As part of the compensation process, the Committee solicits the views and recommendations of our Chief Executive Officer when determining the compensation of each of our Named Executive Officers, given his insight into their key contributions and performance. The Chief Executive Officer summarizes his assessment of the performance during the previous year of each of his direct reports, including each of the Named Executive Officers, based on the established performance objectives that were previously approved by the Committee for that year. The Chief Executive Officer also provides his recommendations on any compensation adjustments for each of his direct reports, including each of the Named Executive Officers. Following the Chief Executive Officer’s presentation, the Committee meets to review and discuss the performance of each Named Executive Officer, and recommend to the independent directors any compensation adjustments for each of the Named Executive Officers, based on such factors as the competitive compensation analysis, the Chief Executive Officer’s and the Committee’s assessment of individual performance, and the Company’s performance.
     CEO Compensation Determination. The process for determining any compensation adjustments for the Chief Executive Officer is similar to the process described above for our other Named Executive Officers, except that the Chief Executive Officer does not provide the Committee with a recommendation. The Chief Executive Officer presents a self-assessment of his performance during the year to the Committee based on the performance objectives previously approved by the Committee. For fiscal 2009, these performance objectives were based on maximizing stockholder value by meeting or exceeding revenue and earnings targets established by the Committee; maintaining our company culture; developing the Healthways brand; and planning effective short, intermediate and long-term strategies. During the first quarter of each fiscal year, the Committee meets in executive session to review the Chief Executive Officer’s performance and discuss and recommend to the independent directors any compensation adjustment based on the competitive compensation analysis, its assessment of the Chief Executive Officer’s performance in light of the pre-approved performance objectives, the Company’s performance and the level of Chief Executive Officer compensation relative to our other Named Executive Officers.
     Compensation Decisions for Fiscal 2009. In determining the compensation for the Named Executive Officers for fiscal 2009, the Committee utilized the executive compensation structure established with the assistance of Hewitt as a guideline, together with its own assessment of (i) the performance, responsibilities, expectations and contribution of each Named Executive Officer with the assistance of management as described above, (ii) the competitiveness of the Company’s executive compensation and (iii) overall Company performance. The specific analysis regarding the components of total executive compensation for fiscal 2009 is described in detail below.
     Base Salary. As discussed above, each year the Committee reviews and approves a revised annual salary plan for our Named Executive Officers, taking into account several factors, including prior year salary, responsibilities, performance against the individual objectives previously approved by the Committee, salaries paid by comparable companies for comparable positions, internal pay equity within the Company’s overall pay scale, and the Company’s recent financial performance. In determining whether an increase in base compensation for the Named Executive Officers (other than the Chief Executive Officer) was appropriate for fiscal 2009, the Committee reviewed recommendations of and consulted with the Chief Executive Officer. The Committee determined on the basis of discussions with the Chief Executive Officer and the experience of its members in business generally and with the Company specifically what it viewed to be appropriate levels of base compensation after taking into consideration the factors discussed above. Taking all of these factors into account, the Committee approved and recommended to the independent directors conservative base salary adjustments for our Named Executive Officers in the following amounts:

	Fiscal 2009 Base	Fiscal 2008 Base	Percentage
Name	Salary	Salary	Increase/ Decrease

Ben R. Leedle, Jr.	$712,400	$685,000	4.0%
Mary A. Chaput	390,174	375,167	4.0%
Matthew Kelliher	366,950	348,381	5.3%
Anne M. Wilkins (1)	388,600	388,600	0.0%
Stefen F. Brueckner (2)	475,000	475,000	0.0%
James E. Pope, MD (3)	375,283	404,400	-7.2%

(1)	Ms. Wilkins was hired on May 12, 2008 and was not provided with a pay increase for fiscal 2009.

(2)	Mr. Brueckner was hired on October 31, 2008 and was not provided with a pay increase for fiscal 2009.

(3)	Dr. Pope’s reduction in base salary was related to his job change from Chief Operating Officer to Vice President, Science & Value.
     Annual Cash Incentive Plan Compensation. Short-term incentive awards are offered to the Named Executive Officers to align their annual compensation with the Company’s financial objectives for the current year. The change in our fiscal year start date from September 1 to January 1 (effective January 1, 2009), resulted in a partial transition year from September 1, 2008 to December 31, 2008. As a result, the fiscal 2009 short-term incentive plan was a 16-month plan covering the performance period of September 1, 2008 through December 31, 2009.
     The 2009 short-term incentive plan was structured as a “self-funded” plan in that, upon achievement of a minimum level of earnings per share for our domestic business (“Domestic EPS”), a portion of incremental earnings go toward funding the short-term incentive pool. For fiscal 2009, our Named Executive Officers were eligible to earn cash bonuses provided that actual Domestic EPS exceeded our targeted Domestic EPS of $0.96. The Committee chose Domestic EPS as the performance measure because it believes there is a strong correlation between Domestic EPS growth and growth in stockholder value. The Committee determined at the time it established the 2009 short-term incentive plan to exclude the impact of the Company’s international operations on the short-term incentive targets for domestic employees as the international employees participate in a short-term incentive plan that is solely based upon performance of our international operations.
     For fiscal 2009, our Chief Executive Officer was eligible to receive a target award of 70%, our President and Chief Operating Officer was eligible to receive a target award of 55%, and the remaining Named Executive Officers were eligible to receive a target award of 50% of their base salary for the performance period. In the event that the Company substantially exceeded its performance objectives, the Named Executive Officers could receive awards in excess of such amounts.
     For fiscal 2009, short-term incentives paid to Named Executive Officers were as follows. This is the first short-term incentive payment to Named Executive Officers since fiscal 2006.

Fiscal 2009
Name	Short-Term Incentive Payment*
Ben Leedle, Jr.	$611,343
Mary A. Chaput	251,120
Matthew Kelliher	157,048
Anne M. Wilkins	240,790
Stefen F. Brueckner	287,498
James E. Pope, MD	237,590

*	For purposes of the short-term incentive, fiscal 2009 includes a 16-month performance period from September 1, 2008 through December 31, 2009 due to the fiscal year change.
     Long-Term Incentive Compensation. As described above, one of our key compensation objectives is to provide long-term incentive compensation to strengthen and align the interests of our Named Executive Officers with the interests of our stockholders. To meet this objective, the Committee determined that long-term incentive compensation for fiscal 2009 for our Named Executive Officers should utilize the following combination of stock options, restricted stock units and performance-based cash awards:

		Estimated Percentage of
Vehicle	Objective	Long-Term Incentive Compensation

Stock options	Promote share price appreciation	25%

Restricted stock units	Minimize stockholder dilution, increase executive retention and promote share price appreciation	25%

Performance-based cash awards	Align executive awards with the Company’s financial goals	50%
     The Committee believes that our long-term incentive compensation program is a key component of our retention strategy and is integral to our ability to achieve our performance goals. The Committee also believes this mix of long-term compensation will reduce the dilutive impact of equity grants to management compared to equity grants consisting solely of stock options.
     Long-term incentive awards are generally granted to eligible employees, including our Named Executive Officers, on an annual basis. These awards are generally made during the first fiscal quarter after the Committee has had the opportunity to review the full year results for the prior fiscal year and review the anticipated performance for the current fiscal year. Due to the recent change in the Company’s fiscal year, the annual long-term incentive award was made on February 12, 2009. Awards are granted on the date of the Committee approval, and the exercise price is equal to the fair market value of the Company’s common stock on the date of the grant. The Committee may also approve additional equity-based awards in certain special circumstances, such as upon an officer’s initial employment with the Company, the promotion of an officer to a new position or in recognition of special contributions made by an officer.
     The aggregate grant date fair value of the long-term incentive awards, which includes option awards, restricted stock units (based on the aggregate fair market value of the Company’s common stock on the date of grant) and performance cash awards, granted to the Named Executive Officers was equal to 390% of fiscal 2009 base salary for Mr. Leedle and 220% of fiscal 2009 base salary for each of the other Named Executive Officers. The long-term incentive awards targets for each of the Named Executive Officers as a percentage of base salary were consistent with the long-term incentive guidelines approved in fiscal 2007.
     Equity Awards. On February 12, 2009, non-qualified options for the purchase of the Company’s common stock and restricted stock units of the Company’s common stock were approved by the Committee and granted to our Named Executive Officers pursuant to our 2007 Stock Incentive Plan. In addition to the equity awards granted in accordance with the guidelines indicated above, there was a one-time discretionary grant of between 3,333 and 10,000 non-qualified stock options and between 1,667 and 5,000 restricted stock units provided to certain officers of the Company, including the Named Executive Officers (with the exception of the Chief Executive Officer and the Company’s President and Chief Operating Officer), to maintain appropriate retention incentives in light of the recently completed purchase of outstanding employee-granted stock options that occurred in January 2009, as referenced below. Following are the equity awards granted to the Named Executive Officers in fiscal 2009:

	Number of		Number of Restricted
	Non-Qualified Stock		Stock Units Subject
	Options Subject to		To Time-Based
Name	Time-Based Vesting	Exercise Price(1)	Vesting

Ben R. Leedle, Jr.	108,424	$11.57	53,724
Mary A. Chaput	43,498	$11.57	21,598
Matthew Kelliher	31,504	$11.57	15,610
Anne M. Wilkins	43,363	$11.57	21,531
Stefen F. Brueckner (2)	0		0
James E. Pope, MD	42,220	$11.57	20,965

(1)	The exercise price per share is equal to the fair market value of the common stock on the date of the grant.

(2)	Mr. Brueckner joined the Company on October 31, 2008. Per the terms of his employment agreement, he was awarded 225,000 non-qualified stock options with an exercise price of $10.10. As such, he did not receive an equity grant during the February 2009 annual grant, but did receive a performance cash grant as referenced below.
     The nonqualified stock options and restricted stock units are subject to the terms of the 2007 Stock Incentive Plan and the individual award agreements. The Committee believes equity grants should be reflective of the long-term strategy of the Company and be reflective of contemporary market practices. To achieve this objective, a four-year graded vesting schedule was put in place for each equity award. Specifically, each option vests 25% per year on each anniversary of the grant date, has a ten-year term, and has an exercise price equal to the fair market value of our common stock at the time of the grant, as determined by the closing price of our common stock on the NASDAQ on the grant date. Each restricted stock unit vests 25% per year on each anniversary of the grant date. Generally, all equity awards granted to Named Executive Officers fully vest in the event of a Change in Control, death, disability or in the event of early or normal retirement (as defined in the 2007 Plan). In addition, as provided in the employment agreements of our Named Executive Officers (other than Mr. Kelliher), in the event of a termination without cause or resignation by the executive for good reason, the equity awards would accelerate and fully vest. For a detailed discussion of potential severance and change of control benefits, see “Potential Payments Upon Termination or Change in Control of the Company,” beginning on page 42 of this Proxy Statement.
     Prospective Performance Cash Awards. To further align Named Executive Officers’ compensation with long-term stockholder interests while working within the limitations of our current equity pool, the Committee replaced the retrospective performance cash award (described below), which is being phased out over a two-year period, with a prospective performance cash award. The prospective performance cash award is a cash-based grant with three, forward-looking one-year performance periods and is granted pursuant to our 2007 Plan.
     Each one-year period provides the recipient with the opportunity to earn up to one-third of the total amount granted for that plan year, provided that certain Company performance metrics pre-approved by the Committee are achieved. In the event that the Company exceeds its performance metrics, the Named Executive Officers could receive awards in excess of such amounts. Based on achievement of the performance metrics, the award earned by the grantee vests on the third anniversary of the grant date. As part of the Company’s retention strategy, actual payment of each plan year’s award is not made until the end of the three-year period based on the cumulative achievement of each one-year period.

     For the fiscal 2009 grant, the performance metric required for 100% funding was earnings per share of $0.90 (excluding a legal settlement and related costs in March 2009). Based on actual EPS achievement of $1.04, 100% of the first year cash award was credited to participants. Based on plan provisions and Company achievement, the following awards were granted and earned for year one of the fiscal 2009 grant:

		Fiscal 2009 Year One
	Fiscal 2009 Prospective	Prospective Performance
Name	Performance Cash Grant	Cash Award Earned

Ben R. Leedle, Jr.	$1,432,194	$477,398
Mary A. Chaput	442,482	147,494
Matthew Kelliher	416,146	138,715
Anne M. Wilkins	440,697	146,899
Stefen F. Brueckner	522,500	174,167
James E. Pope, MD	384,027	128,009
     Retrospective Performance Cash Awards. Following the work completed by Hewitt, the Committee determined that a prospective performance cash award (as discussed above), would better align the interests of our Named Executive Officers with those of our stockholders based on the achievement of objectives set forth at the beginning of each plan year. As such, the Committee elected to replace the retrospective performance cash award, which was established in 2005 to supplement long-term equity incentive awards and was based on the Company’s EPS growth (excluding the impact of the long-term incentive awards) over a three-year lookback period, with the prospective performance cash award. A two-year sunset period was established to recognize the period of time that must transpire before the prospective plan reflects three years of performance. As such, the fiscal 2009 retrospective performance cash award (for fiscal 2007, 2008 and 2009 performance) paid in 2010 was calculated based on the formula below and factored by two-thirds, with the total payout indicated below. The award to be paid in 2011 (for fiscal 2008, 2009, and 2010 performance) will be factored by one-third and will be the last award paid under this plan. For fiscal 2009, the performance awards for the Named Executive Officers were based on the following formula:
Performance Award (1) = (average base salary for such executive over the most recent three fiscal years) times (the Company’s average EPS growth (excluding the impact of the long-term incentive awards) over the most recent three fiscal years).

(1)	Our Chief Executive Officer is paid an amount equal to 2 times the performance cash award (calculated above). The additional amount of performance award that may be paid to our Chief Executive Officer is intended to make his total compensation externally competitive while maintaining a significant percentage of his total compensation in performance-based compensation.
     Based on the above formula, the following retrospective performance cash awards for performance in fiscal 2007, 2008 and 2009 were awarded to our Named Executive Officers in 2010:

Retrospective
Performance
Name	Cash Award

Ben R. Leedle, Jr.	$25,754
Mary A. Chaput	7,041
Matthew Kelliher	6,615
Anne M. Wilkins (1)	4,866
Stefen F. Brueckner (2)	0
James E. Pope, MD	7,290

(1)	Ms. Wilkins is eligible for two-thirds of the award as she was employed for only two of the three years in the lookback period.

(2)	Mr. Brueckner is ineligible for this plan due to his hire date of October 31, 2008.
     Long-Term Performance Award for Mr. Kelliher. The Committee believes Healthways’ international business represents a substantial growth opportunity for the Company. In order to properly align and incentivize Mr. Kelliher to develop the Company’s international business operations in a profitable manner, on September 29, 2006, the Committee granted a long-term performance award to Mr. Kelliher under the Company’s 1996 Stock Incentive Plan, as amended (the “1996 Plan”). This award provides Mr. Kelliher a cash-based incentive to develop the Company’s international business by entering into signed contracts with respect to foreign countries (“Signed Contracts”) during the four-year period beginning on September 1, 2006 and ending on August 31, 2010. The amount that Mr. Kelliher may earn under this award while employed as head of the Company’s international operations will depend on (1) Signed Contracts entered into with respect to new foreign countries, (2) the Company’s net revenue derived from Signed Contracts, (3) the achievement of adjusted operating margins in excess of targeted levels derived from Signed Contracts, and (4) the expansion of the Company’s international commercial relationships. The maximum amount that Mr. Kelliher may earn under this long-term performance award during any fiscal year within the four-year performance period is $1,000,000. This is in addition to long-term incentives he receives for being an executive officer. For fiscal 2009 and the four-month transition period ended December 31, 2008, Mr. Kelliher was granted long-term performance awards of $366,555 and $200,338, respectively, based upon achieving certain targets discussed above with respect to the Company’s international business operations.
     Earned amounts generally vest on August 31, 2010 based on continued eligible employment during the performance period and are eligible to be paid to Mr. Kelliher after vesting. Accelerated vesting will result if (1) Mr. Kelliher terminates employment due to disability, death, or an event that entitles him to severance benefits under his employment agreement, or (2) Mr. Kelliher remains an eligible employee on a Change in Control (as defined under the 1996 Plan) or a sale of the Company’s international business operations. Except as described below, earned and vested amounts will be paid as soon as practicable following the performance period or, if earlier, an event described in (2) above.
     As consideration for this award, Mr. Kelliher extended his non-competition and non-solicitation obligations to the Company from one to two years after termination from employment with the Company. Mr. Kelliher also agreed that otherwise earned and vested amounts under this award will not be payable if Mr. Kelliher materially breaches any of these obligations.
     Purchase of Outstanding Employee-Granted Stock Options. Not unlike many other companies, the significant decline in the Company’s stock price leading up to the end of calendar year 2008 had resulted in most of the Company’s outstanding stock options being significantly out of the money as a result of the exercise price of these options being significantly in excess of the trading prices of the Company’s stock at that time. As a result, the Committee did not believe these outstanding options provided the retentive and incentive value that was the basis for their grant, yet we continued to incur the ongoing compensation cost related to these options as measured at their grant dates. In addition, we did not have a sufficient number of shares available under the Company’s 2007 Stock Incentive Plan to include equity-based awards as a component of the Company’s long-term incentive compensation strategy consistent with the Company’s compensation philosophy. After considering this situation with management and the Committee’s independent compensation consultant, the Committee and the Board of Directors determined that it was in the best interests of the Company’s stockholders to offer to purchase from our employees (other than our Chief Executive Officer and Board of Directors) options granted under the Company’s stock incentive plans between September 1, 2004 and August 15, 2008. These options had exercise prices ranging from $25.31 to $66.97 per share. The per option cash amount we offered to pay for each eligible option that was tendered to us ranged from $0.29 to $2.10, with an average price of $0.66. At the commencement of the offer, there were options to purchase 1,321,502 shares of the Company’s common stock that were outstanding and subject to the offer. Ultimately, there were 1,110,228 shares tendered for a total cash payment of $736,049.

Shares underlying the options purchased pursuant to the offer increased the shares available for grant under the 2007 Stock Incentive Plan.
     Stock Retention Guidelines. To further align officers’ interests with stockholders’ interests, in August 2005 the Board of Directors adopted stock retention guidelines for officers. As amended, the guidelines require officers to maintain a minimum ownership in the Company’s stock based on a multiple of their base salary (at least 2.5 times base salary for Named Executive Officers and 4 times base salary for the Chief Executive Officer). Officers must retain 75% of the net number of shares acquired (after payment of exercise price, if any, and taxes) upon the exercise of stock options and vesting of restricted stock units granted on or after August 24, 2005 until they reach the required multiple of base salary. Officers who do not comply with the guidelines may not be eligible for future equity awards.
     As a result of (i) the significant decline in the Company’s stock price, (ii) the completion of the option tender offer discussed above, (iii) the decrease in the percentage of equity issued as part of our long-term incentive awards due to the limitation in the availability of shares under our 2007 Stock Incentive Plan and (iv) the completion of the update to our broad-based compensation structure as well as significant changes in the titling structure of our officers, the Company is in the process of reviewing its stock retention guidelines to ensure that the established stock retention guidelines are appropriate and remains committed to retention guidelines.
     Retirement Plans. The Committee believes that an important aspect of attracting and retaining qualified individuals to serve as Named Executive Officers involves providing methods for those individuals to save for retirement. As part of the 401(k) Plan, which is based on a calendar year, we have provided a matching contribution of 52 cents for each dollar of the participant’s voluntary salary contributions up to 6% of base salary. The annual maximum participant voluntary salary contributions for calendar 2008 and 2009, as established by the Internal Revenue Service, was $15,500 and $16,500, respectively, plus a $5,000 “catch-up” contribution limit (only for those over 50 years old). Approximately 29% of the Company matching contribution is in the form of Company Common Stock. All matching Company contributions to the 401(k) Plan vest after five years of service with the Company and are payable pursuant to the provisions of the 401(k) Plan.
     Under the Company’s Capital Accumulation Plan, which is based on a calendar year, contributions are made to the Capital Accumulation Plan on behalf of all of the Company’s officers, including the Named Executive Officers, that for calendar 2009 were based on (a) a percentage of the officer’s voluntary salary deferrals into the Capital Accumulation Plan and (b) performance against targeted Company Domestic EPS for fiscal 2009 established by the Committee. For fiscal 2009, the portion of the Company’s contribution that was based on the officer’s voluntary salary deferrals provided that to the extent the officer could not defer at least 6% of his/her base salary under the 401(k) Plan because of Internal Revenue Service maximum contribution limits, then the officer could defer the difference between his/her actual deferral and 6% of his/her annual base salary into the Capital Accumulation Plan, and the Company would provide a matching contribution of up to 52% of the amount deferred. Each officer was also eligible to contribute up to an additional 4% of base salary into the Capital Accumulation Plan, but no matching contribution was made by the Company for this portion of the salary deferral.
     With respect to the portion of the Capital Accumulation Plan contribution that is based on performance criteria for fiscal 2009 established by the Committee, officers were eligible to receive a Company contribution of between 0% and 13.5% of base salary for calendar 2009, based on the Company’s actual Domestic EPS as compared to the Domestic EPS target. In recent years, the high end of the contribution was established at 18.5%, but was reduced to 13.5% in fiscal 2009, which is believed to be an appropriately competitive level for fiscal 2009. For fiscal 2009, the Domestic EPS target at which contributions began was set at $1.00. Awards were made as of December 31 based on performance criteria for the fiscal year ending December 31. The actual performance award under the Capital Accumulation Plan credited to participants, including the Company’s Named Executive Officers, during fiscal 2009 was an award of 13.5% of base salary earned during calendar 2009.
     The Company’s contributions to the Capital Accumulation Plan vest equally over four years from the beginning of the plan year, and vested amounts are paid out upon the earliest of (1) one year following an officer’s termination of employment, (2) one year following normal or early retirement, (3) 90 days following death or disability, or (4) a date selected prior to the beginning of each Capital Accumulation Plan year by the officer, but in no event will this selected date be earlier than four years from the beginning of the Capital Accumulation Plan year. In certain instances, payments upon termination of service may be delayed six months pursuant to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). Capital Accumulation Plan account balances earn interest at a rate equal to the prevailing prime rate of interest plus 1% as of November 1 of each year for the succeeding calendar year. The Capital Accumulation Plan is not funded and is carried as an unsecured obligation of the Company. Each of the Named Executive Officers participated in the Company’s Capital Accumulation Plan during fiscal 2009.
     Severance and Change of Control Benefits. The Committee believes that reasonable severance and change in control benefits are necessary in order to recruit and retain effective senior managers. These severance benefits reflect the fact that it may be difficult for such executives to find comparable employment within a short period of time, and are a product of a generally competitive recruiting environment within our industry. The Committee also believes that a change in control arrangement provides an appropriate level of security to an executive that will likely reduce the reluctance of that executive to pursue a change in control transaction that could be in the best interests of our stockholders. Although the Committee independently reviewed the potential severance and change in control payments in light of their reasonableness as part of negotiating the employment agreements with our Named Executive Officers, the Committee typically does not consider the value of potential severance and change in control payments when assessing annual compensation as these payouts are contingent and have primary purposes unrelated to ordinary compensation matters. In connection with the amended and restated employment agreements entered into with the Named Executive Officers in February 2006, the Committee assessed the reasonableness of the potential severance and change in control payments. For a detailed discussion of potential severance and change of control benefits as well as an estimate of the amounts that would have been payable had they been triggered as of the end of fiscal 2009, see “Potential Payments Upon Termination or Change in Control of the Company,” beginning on page 42 of this Proxy Statement.
     Perquisites and Other Benefits. The Company has previously paid relocation expenses, either in the form of reimbursement or a lump sum payment, to the Named Executive Officers who have relocated to the Nashville, Tennessee area in order to assume their positions with the Company, and has made tax gross up payments to such officers to cover income tax associated with such payments. The Named Executive Officers are also eligible for benefits generally available to and on the same terms as the Company’s employees who are exempt for purposes of the Fair Labor Standards Act, including health insurance, disability insurance, dental insurance, and life insurance.
     Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility on the Company’s tax return of compensation over $1.0 million to the Chief Executive Officer, Chief Financial Officer, or any of the other three most highly compensated Named Executive Officers serving at the end of the fiscal year unless, in general, the compensation is paid pursuant to a plan which is performance-related, non-discretionary, and has been approved by the Company’s stockholders. The Committee considered the impact of Section 162(m) in setting compensation for fiscal 2009 with the goal of providing for compensation that was deductible to the extent permitted while simultaneously providing compensation consistent with the Company’s philosophy. The Committee intends to structure performance-based compensation awarded in the future to Named Executive Officers who may be subject to Section 162(m) in a manner that satisfies the relevant requirements. The Committee, however, reserves the authority to award non-deductible compensation as deemed appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and related regulations, no assurance can be given that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact do so.
     Compensation Decisions for fiscal 2010. In evaluating how best to implement the Company’s compensation philosophy for fiscal 2010, the Committee reviewed with management the Company’s overall compensation strategy. Pursuant to the work completed by Hewitt, the Committee believes the Company’s overall compensation levels are competitive, but require a slight shift in the mix of pay components. As a result, the Committee has not provided base salary increases to any Named Executive Officers, or changed short-term incentive target opportunities from the levels established in fiscal 2009, and the Committee has slightly reduced long-term incentive target opportunities for the Company’s Named Executive Officers (with the exception of our President and Chief Operating Officer, whose target opportunity will remain the same). The Committee determined that a long-term incentive compensation strategy utilizing a mix of stock options, restricted stock units and performance-based cash compensation as part of the Company’s overall compensation strategy continues to be a key component of the Company’s ability to attract, retain and motivate the management team. However, due to the current limitations of available shares in the 2007 Stock Incentive Plan, the Committee was required to adjust the mix of stock options, restricted stock units and long-term performance-based cash incentives awarded during fiscal 2010 to accommodate share availability. As a result, the relative mix of long-term incentive components provided during our February 2010 annual grant was approximately 57% performance cash, 8% restricted stock units and 35% stock options. As previously discussed, we are submitting for stockholder approval an amendment and restatement to increase the share reserve under the 2007 Stock Incentive Plan to ensure continued ability to attract, retain and reward key employees throughout the Company.
Compensation Committee Report
The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted,
Jay C. Bisgard, M.D., Chairman
Alison Taunton-Rigby, Ph.D.
C. Warren Neel, Ph.D.
Mary Jane England, M.D.
William Novelli
Compensation Committee Interlocks and Insider Participation
     During fiscal 2009, the Compensation Committee of the Board of Directors was composed of Drs. Bisgard, Neel, England, and Taunton-Rigby and Mr. Novelli, who was appointed to the committee in August 2009 in connection with his appointment to the Board of Directors. None of these persons has at any time been an officer or employee of the Company or any of the Company’s subsidiaries. In addition, there are no relationships among the Company’s executive officers, members of the Compensation Committee or entities whose executives serve on the Board of Directors or the Compensation Committee that require disclosure under applicable Commission regulations.

Summary Compensation Table
     The following table provides information regarding the compensation during fiscal 2009, the four-month transition period ended December 31, 2008 (the “Transition Period” or “2008T”), fiscal 2008 and 2007 to the Chief Executive Officer, Chief Financial Officer, and three other most highly compensated executive officers, as well as one additional highly compensated individual who was not serving as an executive officer of the Company as of December 31, 2009 (the “Named Executive Officers”).
     The Named Executive Officers were not entitled to receive payments that would be characterized as “Bonus” payments for fiscal 2009, the Transition Period, fiscal 2008 or fiscal 2007. As described under “Compensation Discussion and Analysis,” there was an award payment that would be characterized as “Non-Equity Incentive Plan Compensation” made to the Named Executive Officers pursuant to the terms of the 2009 Annual Incentive Award Plan. There were no such payments made to the Named Executive Officers pursuant to the terms of the 2008 Annual Incentive Award Plan or the 2007 Short-Term Incentive Plan.
     Based on the dollar amounts recognized for financial statement reporting purposes for equity incentives and the base salary of the Named Executive Officers, “Salary” accounted for approximately 28%, 31%, 29% and 40% of the total compensation of the Named Executive Officers in fiscal 2009, 2008T, 2008 and 2007, respectively; equity-based incentive compensation accounted for 34%, 43%, 53% and 58% of total compensation in fiscal 2009, 2008T, 2008 and 2007, respectively; and other compensation accounted for 38%, 26%, 18%, and 2% of total compensation in fiscal 2009, 2008T, 2008 and 2007; respectively.

						Change in
						Pension
						Value and
						Nonqualified
					Non-Equity	Deferred
			Stock	Option	Incentive Plan	Compensation	All Other
			Awards	Awards	Compensation	Earnings	Compensation
Name and		Salary	($)	($)	($)	($)	($)
Principal Position	Year	($)	(1)	(2)	(3)	(4)	(5)		Total ($)
Ben R. Leedle, Jr.	2009	$712,400	$621,587	$724,579	$961,694	$—	$119,670	(6)	$3,139,930
Chief Executive Officer	2008T	$237,240	$—	$—	$152,802	$4,516	$8,169	(6)	$402,727
	2008	$685,000	$625,849	$1,087,853	$318,167	$15,244	$75,672	(6)	$2,807,785
	2007	$660,000	$419,984	$840,000	$—	$17,021	$21,504		$1,958,509

Mary A. Chaput	2009	$390,174	$249,889	$290,690	$342,889	$—	$84,696		$1,358,338
Vice President and Chief	2008T	$129,990	$—	$—	$62,766	$2,147	$5,047		$199,950
Financial Officer	2008	$375,167	$189,344	$333,198	$87,097	$7,220	$45,102		$1,037,128
	2007	$359,700	$131,997	$263,992	$—	$8,659	$14,538		$778,886

Matthew E. Kelliher	2009	$366,950	$180,608	$210,536	$630,042 (7)	$—	$99,498	(8)	$1,487,634
President, International	2008T	$120,593	$—	$—	$239,229 (7)	$1,641	$4,147		$365,610
	2008	$348,381	$182,798	$319,397	$391,625 (7)	$6,841	$35,772		$1,284,814

Anne M. Wilkins	2009	$388,600	$249,114	$289,788	$330,638	$—	$129,328		$1,387,468
Vice President, Strategy & Marketing	2008T	$134,640	$—	$—	$61,917	$76	$19,135	(9)	$215,768

						Change in
						Pension
						Value and
						Nonqualified
					Non-Equity	Deferred
			Stock	Option	Incentive Plan	Compensation	All Other
			Awards	Awards	Compensation	Earnings	Compensation
Name and		Salary	($)	($)	($)	($)	($)
Principal Position	Year	($)	(1)	(2)	(3)	(4)	(5)		Total ($)
Stefen F. Brueckner	2009	$475,000	$—	$—	$426,699	$—	$83,039		$984,738
President and Chief Operating Officer	2008T	$65,783	$—	$1,126,024	$34,966	$—	$211,798	(10)	$1,438,571

James E. Pope, MD	2009	$375,283	$242,565	$282,149	$308,454	$—	$94,818		$1,303,269
Vice President, Science &	2008T	$140,109	$—	$—	$64,435	$2,240	$6,198		$212,982
Value	2008	$404,400	$201,722	$355,759	$92,243	$7,791	$46,862		$1,108,777
	2007	$385,143	$135,285	$270,610	$—	$8,207	$13,520		$812,765

(1)	Reflects the aggregate grant date fair value of stock awards granted during the respective period.

(2)	Reflects the aggregate grant date fair value of option awards granted during the respective period. Assumptions used in the calculation of these fair value amounts are included in footnote 13 to our audited financial statements for the fiscal year ended December 31, 2009, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2010.

(3)	Non-equity incentive plan compensation includes a prospective and retrospective performance cash plan, an annual incentive award plan, and a long-term performance award for Mr. Kelliher (see footnote 7).

For fiscal 2009, the amounts in the table represent the prospective performance cash award, the retrospective performance cash award, and the annual incentive award.

The prospective performance cash plan began in fiscal 2009 and consists of a cash-based grant with three, forward-looking one-year performance periods, as described more fully in “Compensation Discussion and Analysis”. The amounts in the table for fiscal 2009 represent the Named Executive Officers’ earnings for year one of the award, which were based on achievement of fiscal 2009 EPS in excess of targets, and will be paid in 2012.

The retrospective performance cash award in 2009 was earned for fiscal 2007, 2008 and 2009 performance and was paid in 2010.

The annual incentive award attributable to fiscal 2009 was paid in 2010. For fiscal 2009 and the Transition Period, the Chief Executive Officer was eligible to receive an award up to 70% of his base salary, the Company’s President and Chief Operating Officer was eligible to receive an award up to 55% of his base salary and the other Named Executive Officers were eligible to receive awards up to 50% of their base salary. Cash awards under these plans were based upon a comparison of our actual EPS and targeted earnings per share as approved by the Compensation Committee at the beginning of the fiscal year, as well as meeting certain individual qualitative goals and objectives. Had our performance materially exceeded our targeted earnings per share and the Named Executive Officer met his or her individual goals and objectives, awards to Named Executive Officers could have exceeded the percentages set forth in the preceding sentence.

For the Transition Period (2008T), the amounts in the table represent the annual incentive awards only attributable to the transition period, which were paid in 2010.

For fiscal 2008, the amounts in the table represent the retrospective performance cash awards only as there were no annual incentive awards to executive officers for fiscal 2008 for the reasons described in the following paragraph. The retrospective performance awards were awarded in October 2008 for fiscal 2006, 2007 and 2008 performance. The retrospective performance awards that were awarded in October 2007 for fiscal 2005, 2006 and 2007 performance were not paid in cash but rather replaced with equity awards having equivalent value. Therefore, they were excluded from the Summary Compensation table above but were included in the “Grants of Plan-Based Awards in Fiscal 2007” table in the fiscal 2007 proxy statement.

Based on Domestic EPS for fiscal 2008 and total EPS for 2007, the Named Executive Officers did not earn any awards under the 2008 Annual Incentive Award Plan or the 2007 Short-Term Incentive Plan, respectively. For fiscal 2008 and 2007, the Chief Executive Officer was eligible to receive an award up to 60% of his base salary, and the other Named Executive Officers were eligible to receive awards up to 45% of their base salary. Had our performance materially exceeded our targeted earnings per share and the Named Executive Officer met his or her individual goals and objectives, awards to Named Executive Officers could have exceeded the percentages set forth in the preceding sentence.

(4)	The amounts in this column represent the above-market portion of the Named Executive Officer’s earnings in our Capital Accumulation Plan. CAP account balances earn interest at a rate equal to the prevailing prime rate of interest plus 1% as of November 1 of each year for the succeeding calendar year.

Based on a prime rate of interest of 4.0% at November 1, 2008, interest on the CAP account balances during fiscal 2009 did not exceed 120% of the applicable federal long-term rate. Therefore, there was no above-market portion of earnings during fiscal 2009.

Based on a prime rate of interest of 7.5% at November 1, 2007, interest on the CAP account balances during the Transition Period exceeded 120% of the applicable federal long-term rate. The above-market portion of earnings was calculated as the excess of the actual earnings during the Transition Period over what the earnings would have been using the applicable Federal long-term rate at November 1, 2007.

Based on a prime rate of interest of 8.25% and 7.5% at November 1, 2006 and 2007, respectively, interest on the CAP account balances during fiscal 2008 exceeded 120% of the applicable federal long-term rate. The above-market portion of earnings was calculated as the excess of the actual earnings during fiscal 2008 over what the earnings would have been using a weighted average of the applicable Federal long-term rate at November 1, 2006 and 2007.

Based on a prime rate of interest of 7% and 8.25% at November 1, 2005 and 2006, respectively, interest on the CAP account balances during fiscal 2007 exceeded 120% of the applicable federal long-term rate. The above-market portion of earnings was calculated as the excess of the actual earnings during fiscal 2007 over what the earnings would have been using a weighted average of the applicable Federal long-term rate at November 1, 2005 and 2006.

(5)	The amount in this column reflects Company contributions to our Retirement Savings Plan (the “401(k) Plan”) and CAP, reimbursement for spousal travel (see footnote 8 below), relocation benefits, signing bonus on behalf of the Named Executive Officer, and insurance premiums we paid with respect to life insurance for the benefit of the Named Executive Officer. With regard to the CAP, it includes Company matching contributions earned by the Named Executive Officer during the fiscal year on his/her deferrals to the CAP during that time as well as performance awards made to the CAP by the Company on behalf of the Named Executive Officer on December 31 for the previous fiscal year’s financial performance. The table does not include medical benefits coverage and disability insurance that are offered through programs available to substantially all of our salaried employees.

For fiscal 2009, the table includes performance awards made to the CAP by the Company on behalf of the Named Executive Officers on December 31, 2009 based on the Company’s 2009 Domestic EPS as compared to EPS targets set forth in the CAP. The amounts are as follows: Mr. Leedle ($96,060); Ms. Chaput ($52,611); Mr. Kelliher ($49,461); Ms. Wilkins ($52,461); Mr. Brueckner ($64,125); and Dr. Pope ($50,784).

As described under “Compensation Discussion and Analysis,” fiscal 2009 amounts also include payments for stock option shares tendered during the Company’s purchase of outstanding employee-granted stock options for all our Named Executive Officers with the exception of Mr. Leedle and Mr. Brueckner. The cash payments for shares tendered were as follows: Ms. Chaput ($16,165); Mr. Kelliher ($16,292), Ms. Wilkins ($65,200); and Dr. Pope ($28,536).

For fiscal 2008, the table includes performance awards made to the CAP by the Company on behalf of the Named Executive Officers on December 31, 2008 based on the Company’s fiscal 2008 Domestic EPS as compared to EPS targets set forth for the CAP. The amounts were as follows: Mr. Leedle ($53,430); Ms. Chaput ($29,263); Dr. Pope ($31,543); Mr. Stone ($27,568); and Mr. Kelliher ($27,174).

No performance awards under the Capital Accumulation Plan were made to our officers on December 31, 2007, including our Named Executive Officers, for fiscal 2007 financial performance based on the Company’s EPS for fiscal 2007 not meeting our EPS target.

The table above does not include performance awards made in fiscal 2007 to the CAP by the Company on behalf of the Named Executive Officers on December 31, 2006. These awards were based on the Company’s fiscal 2006 performance and were reported as compensation in the 2006 Summary Compensation Table. The amounts were as follows: Mr. Leedle ($57,660); Ms. Chaput ($31,611); Dr. Pope ($33,167); and Mr. Stone ($31,202).

(6)	Includes Company matching contributions of $14,557, $4,568, and $14,075 earned by Mr. Leedle during fiscal 2009, 2008T and fiscal 2008, respectively, on his deferrals to the CAP during that time.

(7)	Includes a long-term performance award earned by Mr. Kelliher of $366,555, $200,338 and $308,204 during fiscal 2009, 2008T and fiscal 2008, respectively, based upon achieving certain targets with respect to the Company’s international business operations during this period. Mr. Kelliher may earn a bonus with respect to each fiscal year within the four-year period from September 1, 2006 through August 31, 2010. Earned amounts generally vest on August 31, 2010 based on continued eligible employment during the four-year performance period. For a more detailed discussion of this award, see the “Employment Agreements” section of this Proxy Statement.

(8)	Includes reimbursement to Mr. Kelliher in the amount of $24,321 (of which $4,457 was gross-up for the payment of taxes), during fiscal 2009 for expenses incurred by his spouse during business travel.

(9)	Includes reimbursement to Ms. Wilkins in the amount of $15,978 during 2008T for relocation expenses.

(10)	Includes a sign-on bonus to Mr. Brueckner in the amount of $211,617 during 2008T pursuant to his employment offer.
Grants of Plan-Based Awards in Fiscal 2009 and the Transition Period
     The following table sets forth the plan-based awards granted to the Company’s Named Executive Officers during fiscal 2009 and the Transition Period.

						All Other	All Other
						Stock	Option
						Awards:	Awards:
		Estimated Possible Payouts				Number	Number of	Exercise	Grant Date
		Under Non-Equity Incentive				of Shares	Securities	or Base	Fair Value
		Plan Awards				of Stock	Underlying	Price of	of Stock
		(1)				or Units	Options	Option	and Option
	Grant	Threshold	Target		Maximum	(#)	(#)	Awards	Awards
Name	Date	($)	($)		($)	(8)	(8)	($/Sh)	($)
Ben R. Leedle, Jr.		$—	$664,748	(2)	(2)
Ben R. Leedle, Jr.		$—	$25,754	(3)	(4)
Ben R. Leedle, Jr.		$—	$1,432,194	(5)	(6)
Ben R. Leedle, Jr.	2/12/09					53,724			$621,587
Ben R. Leedle, Jr.	2/12/09						108,424	$11.57	$724,579
Mary A. Chaput		$—	$260,082	(2)	(2)
Mary A. Chaput		$—	$7,041	(3)	(4)
Mary A. Chaput		$—	$442,482	(5)	(6)

						All Other	All Other
						Stock	Option
						Awards:	Awards:
		Estimated Possible Payouts				Number	Number of	Exercise	Grant Date
		Under Non-Equity Incentive				of Shares	Securities	or Base	Fair Value
		Plan Awards				of Stock	Underlying	Price of	of Stock
		(1)				or Units	Options	Option	and Option
	Grant	Threshold	Target		Maximum	(#)	(#)	Awards	Awards
Name	Date	($)	($)		($)	(8)	(8)	($/Sh)	($)
Mary A. Chaput	2/12/09					21,598			$249,889
Mary A. Chaput	2/12/09						43,498	$11.57	$290,690
Matthew E. Kelliher		$—	$243,772	(2)	(2)
Matthew E. Kelliher		$—	$6,615	(3)	(4)
Matthew E. Kelliher		$—	$416,146	(5)	(6)
Matthew E. Kelliher		$—	$566,893	(7)	(7)
Matthew E. Kelliher	2/12/09					15,610			$180,608
Matthew E. Kelliher	2/12/09						31,504	$11.57	$210,536
Anne M. Wilkins		$—	$261,620	(2)	(2)
Anne M. Wilkins		$—	$4,866	(3)	(4)
Anne M. Wilkins		$—	$440,697	(5)	(6)
Anne M. Wilkins	2/12/09					21,531			$249,114
Anne M. Wilkins	2/12/09						43,363	$11.57	$289,788
Stefen F. Brueckner		$—	$297,431	(2)	(2)
Stefen F. Brueckner		$—	$522,500	(5)	(6)
Stefen F. Brueckner	10/31/08						225,000	$10.10	$1,126,024
James E. Pope, M.D.		$—	$257,696	(2)	(2)
James E. Pope, M.D.		$—	$7,290	(3)	(4)

					All Other	All Other
					Stock	Option
					Awards:	Awards:
		Estimated Possible Payouts			Number	Number of	Exercise	Grant Date
		Under Non-Equity Incentive			of Shares	Securities	or Base	Fair Value
		Plan Awards			of Stock	Underlying	Price of	of Stock
		(1)			or Units	Options	Option	and Option
	Grant	Threshold	Target	Maximum	(#)	(#)	Awards	Awards
Name	Date	($)	($)	($)	(8)	(8)	($/Sh)	($)
James E. Pope, M.D.		$—	$384,027 (5)	(6)
James E. Pope, M.D.	2/12/09				20,965			$242,565
James E. Pope, M.D.	2/12/09					42,220	$11.57	$282,149

(1)	Non-equity incentive plan awards include performance cash awards, annual incentive awards, and a long-term performance award (Mr. Kelliher only).

(2)	Under the 2009 Annual Incentive Award Plan, the Chief Executive Officer was eligible to receive an award up to 70% of his base salary for the Transition Period and fiscal 2009, the President/Chief Operating Officer was eligible to receive an award up to 55% of his base salary for the Transition Period and fiscal 2009, and the other Named Executive Officers were eligible to receive awards up to 50% of their base salary for the Transition Period and fiscal 2009. Had our performance materially exceeded our targeted earnings per share for our domestic business and the Named Executive Officer met his or her individual goals and objectives, awards to Named Executive Officers could have exceeded the percentages set forth in the preceding sentence. Therefore, there is no maximum on the possible payout that could be earned for the Transition Period and fiscal 2009. The portion of the amount shown in the “Target” column above that was earned by the Named Executive Officer is included as compensation in the Summary Compensation Table.

(3)	Under our retrospective performance cash plan for fiscal 2009, the Named Executive Officers were eligible to receive cash awards based on our average EPS growth (excluding long-term incentive compensation) over the last three fiscal years, including fiscal 2009, times the executive’s average salary over that same period (our Chief Executive Officer is paid an amount equal to 2 times the performance cash award). The amounts in the table represent the actual awards made to the Named Executive Officers resulting from this formula and are included as compensation in the Summary Compensation Table.

(4)	There is no maximum amount that could be paid for fiscal 2009 since these retrospective performance-based awards are calculated based on our average EPS growth (excluding long-term incentive compensation) over the last three fiscal years.

(5)	As more fully explained in “Compensation Discussion and Analysis”, the prospective performance cash plan is a cash-based grant with three, forward-looking one-year performance periods. Each one-year period provides the recipient with the opportunity to earn up to one-third of the total amount granted for that plan year, provided that pre-established performance metrics are achieved. In the event that the Company exceeds its performance metrics, the Named Executive Officers could receive awards in excess of such amounts. For the fiscal 2009 grant, funding began upon achievement of low end of target performance metrics until 100% funding was achieved. Upon achieving the high end of target performance metrics, additional funding would occur. The amounts shown in the “Target” column above represent the full grants for fiscal 2009 to potentially be earned during three one-year performance periods (fiscal 2009, 2010, and 2011). One-third of the grant amount was earned by the Named Executive Officers during fiscal 2009 and is included as compensation in the Summary Compensation Table.

(6)	There is no maximum amount that could be earned for fiscal 2009 since additional funding of the awards would occur upon achieving the high end of target performance.

(7)	Under the terms of the long-term performance award granted to Mr. Kelliher, more fully described in the “Employment Agreements” section below, Mr. Kelliher may earn a bonus with respect to each fiscal year within the four-year period from September 1, 2006 through August 31, 2010 based upon achieving certain targets with respect to the Company’s international business operations. The maximum amount that Mr. Kelliher may earn during any fiscal year within the four-year performance period is $1,000,000. The target amount shown in the table above represents the actual amount earned by Mr. Kelliher during the Transition Period and fiscal 2009 and is reflected in the Summary Compensation Table. Earned amounts generally vest on August 31, 2010 based on continued eligible employment during the four-year performance period.

(8)	Awards were granted under the 2007 Stock Incentive Plan.
Compensation Programs for Fiscal 2009
     As reflected in the above Summary Compensation Table and Grants of Plan-Based Awards Table, the primary components of our fiscal 2009 compensation programs were base salary, short-term incentive plan compensation, equity awards, performance cash awards and awards under retirement plans. For a detailed discussion of each of these components, see the “Compensation Discussion and Analysis” section of this Proxy Statement.
Outstanding Equity Awards at Fiscal 2009 Year-End
     The following tables provide information with respect to outstanding stock options and restricted stock units held by the Named Executive Officers as of December 31, 2009.

	OPTION AWARDS
		Number
		of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option
	Option	Options	Options	Exercise	Option
	Grant	(#)	(#)	Price	Expiration
Name	Date	Exercisable	Unexercisable	($)	Date
Ben R. Leedle, Jr.	6/23/00	11,250	—	$1.36	6/23/10
	9/29/00	45,000	—	1.89	9/29/10
	10/8/01	150,000	—	11.58	10/8/11
	8/27/02	200,000	—	7.24	8/27/12
	8/27/03	300,000	—	17.51	8/27/13
	8/24/04	300,000	—	26.33	8/24/14
	8/24/05	335,798	—	43.44	8/24/12
	10/2/06	—	39,599 (1)	42.69	10/2/13
	10/8/07	—	42,721 (1)	55.01	10/8/14
	2/12/09	—	108,424 (2)	11.57	2/12/19
Mary A. Chaput	10/1/01	90,000	—	$11.58	10/1/11
	8/27/02	100,000	—	7.24	8/27/12
	8/27/03	40,000	—	17.51	8/27/13
	8/24/04	25,000	—	26.33	8/24/14
	2/12/09	—	43,498 (2)	11.57	2/12/19
Matthew E. Kelliher	8/24/04	25,000	—	$26.33	8/24/14
	2/12/09	—	31,504 (2)	11.57	2/12/19

	OPTION AWARDS
		Number
		of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option
	Option	Options	Options	Exercise	Option
	Grant	(#)	(#)	Price	Expiration
Name	Date	Exercisable	Unexercisable	($)	Date
Anne M. Wilkins	2/12/09	—	43,363 (2)	$11.57	2/12/19
Stefen F. Brueckner	10/31/08	56,250	168,750 (2)	$10.10	10/31/15
James E. Pope, M.D.	10/29/03	100,000	—	$21.67	10/29/13
	8/24/04	25,000	—	26.33	8/24/14
	2/12/09	—	42,220 (2)	11.57	2/12/19

(1)	Award vests on the fourth anniversary of the date of grant.

(2)	Award vests 25% per year beginning one year after the date of grant.

	STOCK AWARDS
				Market
		Number		Value of
		of Shares		Shares or
		or Units		Units of
		of Stock		Stock That
	Stock	That Have		Have Not
	Award	Not		Vested
	Grant	Vested		($)
Name	Date	(#)		(5)
Ben R. Leedle, Jr.	10/2/06	9,838	(3)	$180,429
	10/8/07	11,377	(3)	208,654
	2/12/09	53,724	(4)	985,298
Mary A. Chaput	10/2/06	3,092	(3)	$56,707
	10/8/07	3,442	(3)	63,126
	2/12/09	21,598	(4)	396,107
Matthew E. Kelliher	10/2/06	3,092	(3)	$56,707
	10/8/07	3,323	(3)	60,944
	2/12/09	15,610	(4)	286,287
Anne M. Wilkins	5/12/08	20,000	(3)	$366,800
	2/12/09	21,531	(4)	394,879
Stefen F. Brueckner	—	—		—
James E. Pope, M.D.	10/2/06	3,169	(3)	$58,119
	10/8/07	3,667	(3)	67,253
	2/12/09	20,965	(4)	384,498

(3)	Award vests on the fourth anniversary of the date of grant.

(4)	Award vests 25% per year beginning one year after the date of grant.

(5)	Market value was calculated by multiplying the number of restricted stock units in the previous column that have not vested as of December 31, 2009 times the closing bid price of our Common Stock on The NASDAQ Global Select Market on December 31, 2009.
Option Exercises and Stock Vested in Fiscal 2009 and the Transition Period
     The following table provides information on stock option exercises and restricted stock units that vested on behalf of our Named Executive Officers during fiscal 2009 and the Transition Period.

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value Realized	Shares
	Acquired	on Exercise	Acquired	Value Realized
	on Exercise	($)	on Vesting	on Vesting
Name	(#)	(1)	(#)	($)
Ben R. Leedle, Jr.	39,188	$552,714	8,235	$115,537
Mary A. Chaput	—	—	2,692	37,769
Matthew E. Kelliher	—	—	3,012	42,258
Anne M. Wilkins	—	—	—	—
Stefen F. Brueckner	—	—	—	—
James E. Pope, M.D	—	—	2,824	39,621

(1)	Value realized on exercise was calculated by multiplying the number of options exercised by the difference between the market price at exercise and the exercise price of the options.
Nonqualified Deferred Compensation in Fiscal 2009 and the Transition Period
     Our Capital Accumulation Plan, which is based on a calendar year, is a nonqualified deferred compensation plan that allows highly compensated employees, including the Named Executive Officers, to defer up to 10% of their base salary. For a further discussion of the CAP, please see the “Compensation Discussion and Analysis” section beginning on page 20.
     The following table shows the activity in the CAP for each Named Executive Officer for the Transition Period and fiscal 2009 as well as the ending balance as of December 31, 2009.

							Aggregate
			Registrant	Registrant	Aggregate		With-	Aggregate
	Executive		Contri-	Contri-	Earnings		drawals/	With-
	Contributions	Executive	butions in	butions in	in	Aggregate	Distri-	drawals/
	in Transition	Contributions	Transition	Last Fiscal	Transition	Earnings in	butions in	Distri-	Aggregate
	Period	in Last Fiscal Year	Period	Year	Period	Last Fiscal	Transition	butions in	Balance
	($)	($)	($)	($)	Year ($)	Year ($)	Period	Last Fiscal Year	at Last
Name	(1)	(1)	(2)	(2)	(3)	(3)		($)	Fiscal Year-End ($)
Ben R. Leedle, Jr.	$23,712	$68,500	$65,900	$110,617	$11,497	$18,960	$—	$169,871	$545,750
Mary A. Chaput	$12,986	$37,517	$33,792	$57,126	$5,468	$9,098	$—	$84,785	$268,427
Matthew E. Kelliher	$—	$—	$27,174	$49,461	$4,169	$4,555	$—	$95,328	$145,116

							Aggregate
			Registrant	Registrant	Aggregate		With-	Aggregate
	Executive		Contri-	Contri-	Earnings		drawals/	With-
	Contributions	Executive	butions in	butions in	in	Aggregate	Distri-	drawals/
	in Transition	Contributions	Transition	Last Fiscal	Transition	Earnings in	butions in	Distri-	Aggregate
	Period	in Last Fiscal Year	Period	Year	Period	Last Fiscal	Transition	butions in	Balance
	($)	($)	($)	($)	Year ($)	Year ($)	Period	Last Fiscal Year	at Last
Name	(1)	(1)	(2)	(2)	(3)	(3)		($)	Fiscal Year-End ($)
Anne M. Wilkins	$13,451	$38,860	$26,114	$62,254	$234	$3,034	$—	$—	$146,937
Stefen F. Brueckner	$3,654	$47,500	$7,030	$71,301	$—	$1,627	$—	$—	$131,112
James E. Pope, MD	$—	$40,440	$36,984	$54,877	$5,669	$9,909	$—	$73,491	$284,781

(1)	These amounts are included in the Summary Compensation table in the “Salary” column.

(2)	These amounts are included in the Summary Compensation table in the “All Other Compensation” column. The Company’s contributions to the CAP vest equally over four years.

(3)	Amounts represent the Named Executive Officer’s earnings during the period on balances in the CAP. The earnings during fiscal 2009 were not above market, and therefore, no portion of the earnings in this column is included in the Summary Compensation table. The above-market portion of earnings during the Transition Period is included in the Summary Compensation table under “Change in Pension and Nonqualified Deferred Compensation Earnings”.
Employment Agreements
     We have amended and restated employment agreements with Mr. Leedle, Ms. Chaput, Dr. Pope, and Ms. Wilkins that each began on December 19, 2008, and an employment agreement with Mr. Brueckner that began on October 11, 2008, all of which have a continuous term of two years thereafter. The agreements provide for an annual base salary as well as participation in all benefit plans maintained by the Company for officers. Base salary payable under each employment agreement is subject to annual review and may be increased by the Board of Directors, or a committee thereof, as it may deem advisable. Under the agreements, short-term incentive plan awards, if any, and long-term incentive awards will be determined by the Board of Directors, or a committee thereof comprised solely of independent directors. The agreements also provide for potential severance and change of control benefits, which are discussed in detail under “Potential Payments Upon Termination or Change in Control of the Company” of this Proxy Statement.
     We have an amended and restated employment agreement with Mr. Kelliher that began on December 10, 2008 with an automatic renewal on an annual basis unless terminated earlier as provided by the agreement. The agreement provides for an annual base salary as well as participation in all benefit plans maintained by the Company for officers. Base salary payable under the agreement is subject to annual review and may be increased by the Board of Directors or the Chief Executive Officer in its/his discretion. The agreement also provides for potential severance and change of control benefits, which are discussed in detail under “Potential Payments Upon Termination or Change in Control of the Company” of this Proxy Statement.
     On September 29, 2006, the Company granted a long-term performance award to Mr. Kelliher under the Company’s 1996 Stock Incentive Plan, as amended (the “1996 Plan”). This award provides Mr. Kelliher a cash-based incentive to develop the Company’s international business operations by entering into signed contracts with respect to foreign countries (“Signed Contracts”) during the four-year period beginning on September 1, 2006 and ending on August 31, 2010. The amount that Mr. Kelliher may earn under this award while employed as head of the Company’s international operations will depend on (1) Signed Contracts entered into with respect to new foreign countries, (2) the Company’s net revenue derived from Signed Contracts, (3) the achievement of adjusted operating margins in excess of targeted levels derived from Signed Contracts, and (4) the expansion of the Company’s international commercial relationships. Mr. Kelliher may earn a bonus with respect to each fiscal year within the four-year period. The maximum amount that Mr. Kelliher may earn during any fiscal year within the four-year performance period is $1,000,000.
     Earned amounts generally vest on August 31, 2010 based on continued eligible employment during the performance period and are eligible to be paid to Mr. Kelliher upon vesting. Accelerated vesting will result if (1) Mr. Kelliher terminates employment due to disability, death, or an event that entitles him to severance benefits under his employment agreement, or (2) Mr. Kelliher remains an eligible employee on a Change in Control (as defined under the 1996 Plan) or a sale of the Company’s international business operations. Except as described below, earned and vested amounts will be paid as soon as practicable following the performance period or, if earlier, an event described in (2) above.
     As consideration for this award, Mr. Kelliher extended his non-competition and non-solicitation obligations to the Company from one to two years after terminating employment with the Company. Mr. Kelliher also agreed that otherwise earned and vested amounts under this award will not be payable if Mr. Kelliher materially breaches any of these obligations.
Potential Payments Upon Termination or Change in Control of the Company
     All of the Company’s Named Executive Officers have employment agreements, which contain restrictive provisions relating to the use of confidential information, competing against the Company and soliciting any customers or employees of the Company during the term of employment and for a period of 12-24 months thereafter. The agreements provide that employment may be terminated at any time by the mutual written agreement of the Company and the executive. The Named Executive Officers’ employment (excluding Mr. Kelliher) can also be terminated for any of the following reasons. Please see below for information regarding Mr. Kelliher’s employment agreement.
1)	Involuntary for Cause — the Board, upon recommendation of the CEO, both acting in good faith, may at any time terminate employment of an executive by delivery of a written notice of termination to the executive specifying the event(s) relied upon for such termination upon the occurrence of any of the following:
a.	continued failure of the executive to substantially perform his/her duties after written notice and failure to cure within sixty days;

b.	conviction of a felony or engaging in misconduct which is materially injurious to the Company, monetarily or to its reputation or otherwise, or which would damage executive’s ability to effectively perform her duties;

c.	theft or dishonesty by executive;

d.	intoxication while on duty; or

e.	willful violation of Company policies and procedures after written notice and failure to cure within thirty days.
2)	Involuntary without Cause — the executive may be terminated by the Board upon recommendation of the CEO at any time by delivery of a written notice of termination to the executive.

3)	Voluntary without Good Reason — the executive may terminate employment at any time by delivery of a written notice of resignation to the Company no less than 60 days and no more than 90 days prior to the effective date of the executive’s resignation.

4)	Voluntary for Good Reason — the executive may resign by delivery of a written notice of resignation to the Company within 60 days of an occurrence of any of the following events:
a.	a material reduction in the executive’s base salary (unless such reduction is part of an across the board reduction affecting all Company executives with a comparable title), title, or responsibilities;

b.	a requirement by the Company to relocate the executive to a location that is more than 25 miles from the location of the executive’s current office; or

c.	a change in control that results in a change in his/her employment agreement with adverse effects in his/her status; or

d.	a material reduction in the Executive’s title, or a material and adverse change in Executive’s status and responsibilities, or the assignment to Executive of duties or responsibilities which are materially inconsistent with Executive’s status and responsibilities.
5)	Involuntary without Cause or Voluntary for Good Reason within 12 Months of a Change in Control — the executive may terminate employment within twelve months of a change in control without cause or for good reason.

Change in Control is defined as (i) when any person or entity, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1932, as amended (the “Exchange Act”), other than the Company or a wholly-owned subsidiary thereof or any employee benefit plan of the Company or any of its subsidiaries, becomes the beneficial owner of the Company’s securities having 35% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business), (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity after such transaction are held in the aggregate by the holders of the Company’s securities entitled to vote generally in the election of the directors of the Company immediately prior to such transaction, or (iii) during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company’s stockholders, of each director of the Company first elected during such period was approved by a vote of at least two-thirds of the directors of the Company then still in office who were directors of the Company at the beginning of any such period;

6)	Disability — the executive’s employment may end by written notice by either the executive or the Company upon written notice to the other party when:
a.	the executive suffers a physical or mental disability entitling the executive to long-term disability benefits under the Company’s long-term disability plan, if any, or

b.	in the absence of a Company long-term disability plan, the executive is unable, as determined by the Board (or any designated Committee of the Board), to perform the essential functions of the executive’s regular duties and responsibilities, with or without reasonable accommodation, due to a medically determinable physical or mental illness which has lasted (or can reasonably be expected to last) for a period of six consecutive months.
7)	Death.
     Mr. Kelliher’s employment agreement contains restrictive provisions relating to the use of confidential information, competing against the Company and soliciting any customers or employees of the Company during the term of employment and for a period of 12-24 months thereafter. The agreement provides that employment may be terminated at any time by the mutual written agreement of the Company and Mr. Kelliher. Mr. Kelliher’s employment can also be terminated for any of the following reasons:
1)	Involuntary for Cause by Company — the Company may at any time terminate employment of executive by delivery of a written notice of termination to the executive specifying the event(s) relied upon for such termination upon the occurrence of any of the following:
a.	intoxication while on duty;

b.	theft or dishonesty;

c.	conviction of a crime involving moral turpitude;

d.	upon written notice to Mr. Kelliher, there is a failure to cure within thirty days any willful and continued neglect or gross negligence by him in the performance of his duties as an officer; or

e.	upon written notice to Mr. Kelliher which specifies in reasonable detail the violation thereof, there is a failure to cure within thirty days any violation of any Company policy or code of conduct.
2)	Involuntary without Cause by Company — the Company may at any time terminate Mr. Kelliher’s without cause by:
a.	providing written notice to Mr. Kelliher; or

b.	providing Mr. Kelliher with an Expiration Notice;
Expiration Notice is defined as written notice to terminate Mr. Kelliher’s agreement on or before sixty days prior to the Expiration Date of his employment agreement.

3)	Voluntary without Cause by Mr. Kelliher — Mr. Kelliher may terminate his employment at any time by:
a.	providing sixty days written notice to the Company; or

b.	delivery of a written notice within twelve months following the occurrence of a Change in Location (mandatory relocation to a site more than 25 miles from where Mr. Kelliher principally performs his job responsibilities) within the first twenty-four months of his agreement, a Change of Control or Change in Responsibility or by Officer in the event the Company breaches any provision of his agreement. Upon Mr. Kelliher’s written notice of resignation, the Company shall have sixty days to rescind such event, terminating his right to end his employment.
Change of Control is defined as:
c.	a transaction or series of transactions (occurring within 24 months of each other) in which all or any substantial (defined as more than 50% of the assets of the Company) portion of Company assets have been acquired through a merger, business combination, purchase or similar transaction by any entity or person, other than an entity controlled by the Company; or

d.	a transfer or series of transfers (occurring within 24 months of each other) in which securities representing control of the Company (“control” being defined as greater than 50% of the outstanding voting power of the outstanding securities of the Company) are acquired by or otherwise are beneficially owned, directly or indirectly, by any corporation, person or “group” (as defined by Section 13(d)(3) of the Securities Exchange Act of 1934).
Change in Responsibility is defined as:
a.	a material diminution in duties and responsibilities; or

b.	the assignment of duties and functions materially inconsistent with Mr. Kelliher’s title and duties as set forth in his agreement, in either case without Mr. Kelliher’s written consent.

4)	Disability — any physical or mental illness resulting in (a) Mr. Kelliher’s being absent from his duties hereunder on a full time basis for more than 90 consecutive days; or (b) Mr. Kelliher’s being absent from his duties hereunder for more than 120 days in any consecutive six-month period; or (c) a determination by the Board of Directors that Mr. Kelliher is permanently and totally disabled from performing his duties.

5)	Death.
     Following are the potential payments to be made by the Company to each of the Named Executive Officers upon termination or a change in control of the Company. These benefits are in excess of those usually provided to salaried employees. The payment amounts assume an effective termination date of December 31, 2009. These amounts include earnings through December 31, 2009 and are estimates of compensation that would be paid to the Named Executive Officers at the time of termination. The exact amounts of compensation can only be determined on the actual date that each executive separates from the Company.
     Vested equity and CAP balances are excluded from the tables below as they are payable at the time of termination. Except for Mr. Leedle, none of the Named Executive Officers were eligible for normal or early retirement at December 31, 2009 based on such definitions in the equity award agreements and the CAP plan document.
     In addition to the Company compensation outlined in the tables below, third party insurance companies will provide life insurance and disability benefits if the executives separate for reasons of death or disability. If the Named Executive Officers had terminated as of December 31, 2009 due to death as a result of natural causes, the beneficiaries for Mr. Leedle, Ms. Chaput, Mr. Kelliher, Ms. Wilkins, Mr. Brueckner and Dr. Pope would have received $1,050,000, $750,000, $1,033,900, $750,000, $1,050,000 and $750,000, respectively, in a lump sum payout from a third party insurance provider. In the event of an accidental death, the beneficiaries for Mr. Leedle, Ms. Chaput, Ms. Wilkins, Mr. Brueckner and Dr. Pope would have received an additional $750,000, and the beneficiaries for Mr. Kelliher would have received an additional $733,900 in a lump sum payout from a third party insurance provider. If the Named Executive Officers had terminated as of December 31, 2009 due to disability, each of the Named Executive Officers would have been entitled to receive a monthly benefit of $12,000 until age 67. This benefit could be offset by other sources of income, such as Social Security or other disability benefits. In addition, if in connection with a change in control of the Company compensation to or for the benefit of the executives from the Company constitutes an “excess parachute payment” under section 280G of the Internal Revenue Code (IRC), the Company shall pay the executives a cash sum equal to the amount of excise tax due under section 4999 of the IRC. This provision does not apply to Mr. Kelliher.

Ben R. Leedle, Jr., Chief Executive Officer
     The following table shows the potential payments upon termination or a change in control of the Company for Mr. Leedle.

	Involuntary Without			Voluntary
	Cause or Voluntary		Involuntary	Without Good
	For Good Reason		For Cause	Reason
	on 12/31/09		on 12/31/09	on 12/31/09

Cash Severance	$1,424,800	(1)	$—	$27,400	(2)
Group Medical Benefits	31,727	(3)	—	610	(2)
Annual Incentive Award (4)	611,343		—	—
Performance Cash	503,152	(5)	—	—
Stock Options	734,030	(6)	—	—
Restricted Stock Units	1,374,381	(6)	—	—
Capital Accumulation Plan	545,750	(7)	—	—
Additional Severance (8)	356,200		356,200	—

Total	$5,581,383		$356,200	$28,010

	Involuntary Without
	Cause or Voluntary For
	Good Reason
	Within 12 Months of a
	Change in Control		Disability		Death
	on 12/31/09		on 12/31/09		on 12/31/09

Cash Severance	$1,424,800	(1)	$1,424,800	(9) (1)	$—
Group Medical Benefits	31,727	(3)	31,727	(9) (3)	—
Annual Incentive Award (4)	611,343		611,343		611,343
Performance Cash	503,152	(5)	503,152	(5)	503,152	(5)
Stock Options	734,030	(6)	734,030	(6)	734,030	(6)
Restricted Stock Units	1,374,381	(6)	1,374,381	(6)	1,374,381	(6)
Capital Accumulation Plan	545,750	(7)	545,750	(7)	545,750	(7)
Additional Severance (8)	356,200		356,200	(9)	—

Total	$5,581,383		$5,581,383		$3,768,656

(1)	Represents 24 months of executive’s base salary to be paid at regular payroll dates following the executive’s termination. Following a change in control, the payments may be paid in a lump sum no later than sixty days following the date of termination or periodically at regular payroll dates at the executive’s election.

(2)	For termination by the executive without good reason, the executive is entitled to base salary and benefits through the next payroll date following termination.

(3)	Represents the Company’s portion of premiums for group medical benefits to be paid for 24 months following the executive’s termination.

(4)	Based on EPS for fiscal 2009, the executive earned an award under the 2009 Annual Incentive Award Plan. Cash awards under this plan were based upon a comparison of our actual EPS and targeted earnings per share as approved by the Compensation Committee at the beginning of the fiscal year, as well as meeting certain individual qualitative goals and objectives. For fiscal 2009, the executive was eligible to receive an award up to 70% of his base salary. Had the Company’s performance materially exceeded our targeted earnings per share for our domestic business and the executive met his individual goals and objectives, awards to the executive could have exceeded the percentages set forth in the preceding sentence. No additional bonus amounts would be paid during the severance period. The fiscal 2009 Annual Incentive Award was paid in March 2010.

(5)	Represents amounts earned during fiscal 2009 under the Company’s performance-based cash incentive plans. The amount attributable to the retrospective performance cash incentive plan totaled $25,754 and was calculated based on the Company’s average EPS growth (excluding long-term incentive compensation) over the last three fiscal years, including fiscal 2009, times the executive’s average salary over that same period. Our Chief Executive Officer is paid an amount equal to 2 times the performance cash award. The retrospective performance awards were paid in March 2010. The amount attributable to the prospective performance cash award totaled $477,398 which includes the earned amount for year-one of the 2009 prospective performance cash plan, based on the grant amount issued in 2009 and the Company’s performance relative to the plan’s EPS target. With the exception of the accelerated vesting due to the termination events described in the table, the prospective performance cash award vests on the third anniversary of the grant date.

(6)	Following a termination without cause, for good reason, without cause or for good reason within twelve months of a change in control, or because of disability or death, unvested equity awards shall vest and become exercisable. The values in the table are based upon the difference between the 4:00 p.m. closing bid price of the Company’s Common Stock on The NASDAQ Global Select Market on December 31, 2009 of $18.34 per share and the exercise price of the awards, including only those awards whose exercise price was below the market price on December 31, 2009. Restricted stock units have an exercise price of zero.

(7)	Following a termination without cause, for good reason, without cause or for good reason within twelve months of a change in control, or because of disability or death, all amounts contributed by the Company to the Capital Accumulation Plan (CAP) for the benefit of the executive shall vest. The amount in the table above reflects the executive’s aggregate CAP balance as of December 31, 2009 as shown in the Nonqualified Deferred Compensation Table. Of this amount, $424,249 was vested as of December 31, 2009. The remaining portion was unvested at December 31, 2009 but would vest upon termination by the executive.

(8)	Assumes execution of full release of claims in favor of the Company. Represents six months of the executive’s base salary to be paid at regular payroll dates following the executive’s termination (or in a lump sum in the case of a change in control at the executive’s election).

(9)	Although not reflected in this table, this amount would be reduced by any disability insurance payments paid by the insurance company to the executive as a result of the executive’s disability. In the event of disability, the executive would receive $12,000 per each month of disability from the insurance company until reaching age 67.

Mary A. Chaput, Vice President and Chief Financial Officer
     The following table shows the potential payments upon termination or a change in control of the Company for Ms. Chaput.

	Involuntary Without			Voluntary
	Cause or Voluntary		Involuntary	Without Good
	For Good Reason		For Cause	Reason
	on 12/31/09		on 12/31/09	on 12/31/09

Cash Severance	$585,261	(1)	$—	$15,007	(2)
Group Medical Benefits	7,868	(3)	—	202	(2)
Annual Incentive Award (4)	251,120		—	—
Performance Cash	154,535	(5)	—	—
Stock Options	294,481	(6)	—	—
Restricted Stock Units	515,941	(6)	—	—
Capital Accumulation Plan	268,427	(7)	—	—
Additional Severance (8)	195,087		195,087	—

Total	$2,272,720		$195,087	$15,209

	Involuntary Without
	Cause or Voluntary For
	Good Reason
	Within 12 Months of a
	Change in Control		Disability		Death
	on 12/31/09		on 12/31/09		on 12/31/09

Cash Severance	$585,261	(1)	$585,261	(9) (1)	$—
Group Medical Benefits	7,868	(3)	10,491	(9) (3)	—
Annual Incentive Award (4)	251,120		251,120		251,120
Performance Cash	154,535	(5)	154,535	(5)	154,535	(5)
Stock Options	294,481	(6)	294,481	(6)	294,481	(6)
Restricted Stock Units	515,941	(6)	515,941	(6)	515,941	(6)
Capital Accumulation Plan	268,427	(7)	268,427	(7)	268,427	(7)
Additional Severance (8)	195,087		195,087	(9)	—

Total	$2,272,720		$2,275,343		$1,484,504

(1)	Represents 18 months of executive’s base salary to be paid at regular payroll dates following the executive’s termination. Following a change in control, the payments may be paid in a lump sum no later than sixty days following the date of termination or periodically at regular payroll dates at the executive’s election.

(2)	For termination by the executive without good reason, the executive is entitled to base salary and benefits through the next payroll date following termination.

(3)	Represents the Company’s portion of premiums for group medical benefits to be paid for 18 months following the executive’s termination. For termination due to disability, represents 24 months of premiums.

(4)	Based on EPS for fiscal 2009, the executive earned an award under the 2009 Annual Incentive Award Plan. Cash awards under this plan were based upon a comparison of our actual EPS and targeted earnings per share as approved by the Compensation Committee at the beginning of the fiscal year, as well as meeting certain individual qualitative goals and objectives. For fiscal 2009, the executive was eligible to receive an award up to 50% of her base salary. Had the Company’s performance materially exceeded our targeted earnings per share for our domestic business and the executive met her individual goals and objectives, awards to the executive could have exceeded the percentages set forth in the preceding sentence. No additional bonus amounts would be paid during the severance period. The fiscal 2009 Annual Incentive Award was paid in March 2010.

(5)	Represents amounts earned during fiscal 2009 under the Company’s performance-based cash incentive plans. The amount attributable to the retrospective performance cash incentive plan totaled $7,041 and was calculated based on the Company’s average EPS growth (excluding long-term incentive compensation) over the last three fiscal years, including fiscal 2009, times the executive’s average salary over that same period. The retrospective performance awards were paid in March 2010. The amount attributable to the prospective performance cash award totaled $147,494, which includes the earned amount for year-one of the 2009 prospective performance cash plan, based on the grant amount issued in 2009 and the Company’s performance relative to the plan’s EPS target. With the exception of the accelerated vesting due to the termination events described in the table, the prospective performance cash award vests on the third anniversary of the grant date.

(6)	Following a termination without cause, for good reason, without cause or for good reason within twelve months of a change in control, or because of disability or death, unvested equity awards shall vest and become exercisable. The values in the table are based upon the difference between the 4:00 p.m. closing bid price of the Company’s Common Stock on The NASDAQ Global Select Market on December 31, 2009 of $18.34 per share and the exercise price of the awards, including only those awards whose exercise price was below the market price on December 31, 2009. Restricted stock units have an exercise price of zero.

(7)	Following a termination without cause, for good reason, without cause or for good reason within twelve months of a change in control, or because of disability or death, all amounts contributed by the Company to the Capital Accumulation Plan (CAP) for the benefit of the executive shall vest. The amount in the table above reflects the executive’s aggregate CAP balance as of December 31, 2009 as shown in the Nonqualified Deferred Compensation Table. Of this amount, $206,597 was vested as of December 31, 2009. The remaining portion was unvested at December 31, 2009 but would vest upon termination by the executive.

(8)	Assumes execution of full release of claims in favor of the Company. Represents six months of the executive’s base salary to be paid at regular payroll dates following the executive’s termination (or in a lump sum in the case of a change in control at the executive’s election).

(9)	Although not reflected in this table, this amount would be reduced by any disability insurance payments paid by the insurance company to the executive as a result of the executive’s disability. In the event of disability, the executive would receive $12,000 per each month of disability from the insurance company until reaching age 67.

Matthew E. Kelliher, President, International
     The following table shows the potential payments upon termination or a change in control of the Company for Mr. Kelliher.

				Voluntary	Voluntary
	Involuntary		Involuntary	Without Good	Within 12 Months of a
	Without Cause		For Cause	Reason	Change in Control
	on 12/31/09		on 12/31/09	on 12/31/09	on 12/31/09

Cash Severance	$366,950	(8)	$—	$—	$366,950	(8)
Group Medical Benefits	15,165	(10)	—	—	15,165	(10)
Annual Incentive Award (1)	157,048		—	—	157,048
Performance Cash	145,330	(2)	—	—	145,330	(2)
Stock Options	213,282		—	—	213,282	(3)
Restricted Stock Units	403,939		—	—	403,939	(3)
Capital Accumulation Plan	—		—	—	145,116	(4)
Long-Term Performance Award	975,097	(5)	—	—	975,097	(5)
Life Insurance Premiums	2,777	(6)	—	—	2,777	(6)

Total	$2,279,588		$—	$—	$2,424,704

	Voluntary
	For Good Reason		Disability		Death
	on 12/31/09		on 12/31/09		on 12/31/09

Cash Severance	$366,950	(8)	$366,950	(7)(8)	$—
Group Medical Benefits	15,165	(10)	15,165	(10)	—
Annual Incentive Award (1)	157,048		157,048		157,048
Performance Cash	145,330	(2)	145,330	(2)	145,330	(2)
Stock Options	—		213,282	(9)	213,282	(9)
Restricted Stock Units	—		347,231	(9)	347,231	(9)
Capital Accumulation Plan	—		145,116	(4)	145,116	(4)
Long-Term Performance Award	975,097	(5)	975,097	(5)	975,097	(5)
Life Insurance Premiums	2,777	(6)	2,777	(6)(7)	—

Total	$1,662,367		$2,367,996		$1,983,104

(1)	Based on EPS for fiscal 2009, the executive earned an award under the 2009 Annual Incentive Award Plan. Cash awards under this plan were based upon a comparison of our actual EPS and targeted earnings per share as approved by the Compensation Committee at the beginning of the fiscal year, as well as meeting certain individual qualitative goals and objectives. For fiscal 2009, the executive was eligible to receive an award up to 50% of his base salary. Had the Company’s performance materially exceeded our targeted earnings per share and the executive met her individual goals and objectives, awards to the executive could have exceeded the percentages set forth in the preceding sentence. No additional bonus amounts would be paid during the severance period. The fiscal 2009 Annual Incentive Award was paid in March 2010.

(2)	Represents amounts earned during fiscal 2009 under the Company’s performance-based cash incentive plans. The amount attributable to the retrospective performance cash incentive plan totaled $6,615 and was calculated based on the Company’s average EPS growth (excluding long-term incentive compensation) over the last three fiscal years, including fiscal 2009, times the executive’s average salary over that same period. The retrospective performance awards were paid in March 2010. The amount attributable to the prospective performance cash award totaled $138,715, which includes the earned amount for year-one of the 2009 prospective performance cash plan, based on the grant amount issued in 2009 and the Company’s performance relative to the plan’s EPS target. With the exception of the accelerated vesting due to the termination events described in the table, the prospective performance cash award vests on the third anniversary of the grant date.

(3)	Upon a change in control, all unvested equity awards shall vest and become exercisable. The values in the table are based upon the difference between the 4:00 p.m. closing bid price of the Company’s Common Stock on The NASDAQ Global Select Market on December 31, 2009 of $18.34 per share and the exercise price of the awards, including only those awards whose exercise price was below the market price on December 31, 2009. Restricted stock units have an exercise price of zero.

(4)	Upon a change in control, or because of disability or death, all amounts contributed by the Company to the CAP for the benefit of the executive shall vest. The amount in the table above reflects the executive’s aggregate CAP balance as of December 31, 2009 as shown in the Nonqualified Deferred Compensation Table. Of this amount, $93,754 was vested as of December 31, 2009. The remaining portion was unvested at December 31, 2009 but would vest upon termination by the executive.

(5)	Represents long-term performance awards granted during fiscal 2009, 2008T, 2008 and 2007 based upon achieving certain targets with respect to the Company’s international business operations during that time. Following a termination without just cause, upon a change in control, for good reason within 12 months of a change in responsibility, for breach by the Company, or because of disability or death, the long-term performance awards shall vest.

(6)	Although life insurance coverage cannot be provided following the executive’s termination under the terms of the group insurance plan, the Company will pay to executive the equivalent amount of the Company’s contribution to the premiums for life insurance coverage for a period of 12 months, calculated as the amount contributed by the Company for life insurance coverage for other officers of the Company during this time.

(7)	Although not reflected in this table, these amounts would be reduced by any disability insurance payments paid by the insurance company to the executive as a result of the executive’s disability. As noted in the preceding narrative, the executive would receive $12,000 per each month of disability from the insurance company until reaching age 67.

(8)	Represents 12 months of executive’s base salary to be paid monthly following the executive’s termination.

(9)	Following a termination because of disability or death, unvested equity awards granted on or after October 8, 2007 shall vest and become exercisable. The values in the table are based upon the difference between the 4:00 p.m. closing bid price of the Company’s Common Stock on The NASDAQ Global Select Market on December 31, 2009 of $18.34 per share and the exercise price of the awards, including only those awards whose exercise price was below the market price on December 31, 2009. Restricted stock units have an exercise price of zero.

(10)	Represents the Company’s portion of premiums for group medical benefits to be paid for 18 months following the executive’s termination.

Anne Wilkins, Vice President, Strategy and Marketing
     The following table shows the potential payments upon termination or a change in control of the Company for Ms. Wilkins.

	Involuntary Without			Voluntary
	Cause or Voluntary		Involuntary	Without Good
	For Good Reason		For Cause	Reason
	on 12/31/09		on 12/31/09	on 12/31/09

Cash Severance	$582,900	(1)	$—	$14,946	(2)
Group Medical Benefits	23,795	(3)	—	610	(2)
Annual Incentive Award (4)	240,790		—	—
Performance Cash	151,765	(5)	—	—
Stock Options	293,568	(6)	—	—
Restricted Stock Units	761,679	(6)	—	—
Capital Accumulation Plan	146,937	(7)	—	—
Additional Severance (8)	194,300		194,300	—

Total	$2,395,734		$194,300	$15,556

	Involuntary Without
	Cause or Voluntary For
	Good Reason
	Within 12 Months of a
	Change in Control		Disability		Death
	on 12/31/09		on 12/31/09		on 12/31/09

Cash Severance	$582,900	(1)	$582,900	(9) (1)	$—
Group Medical Benefits	23,795	(3)	31,727	(9) (3)	—
Annual Incentive Award (4)	240,790		240,790		240,790
Performance Cash	151,765	(5)	151,765	(5)	151,765	(5)
Stock Options	293,568	(6)	293,568	(6)	293,568	(6)
Restricted Stock Units	761,679	(6)	761,679	(6)	761,679	(6)
Capital Accumulation Plan	146,937	(7)	146,937	(7)	146,937	(7)
Additional Severance (8)	194,300		194,300	(9)	—

Total	$2,395,734		$2,403,666		$1,594,739

(1)	Represents 18 months of executive’s base salary to be paid at regular payroll dates following the executive’s termination. Following a change in control, the payments may be paid in a lump sum no later than sixty days following the date of termination or periodically at regular payroll dates at the executive’s election.

(2)	For termination by the executive without good reason, the executive is entitled to base salary and benefits through the next payroll date following termination.

(3)	Represents the Company’s portion of premiums for group medical benefits to be paid for 18 months following the executive’s termination. For termination due to disability, represents 24 months of premiums.

(4)	Based on EPS for fiscal 2009, the executive earned an award under the 2009 Annual Incentive Award Plan. Cash awards under this plan were based upon a comparison of our actual EPS and targeted earnings per share as approved by the Compensation Committee at the beginning of the fiscal year, as well as meeting certain individual qualitative goals and objectives. For fiscal 2009, the executive was eligible to receive an award up to 50% of her base salary. Had the Company’s performance materially exceeded our targeted earnings per share for our domestic business and the executive met her individual goals and objectives, awards to the executive could have exceeded the percentages set forth in the preceding sentence. No additional bonus amounts would be paid during the severance period. The fiscal 2009 Annual Incentive Award was paid in March 2010.

(5)	Represents amounts earned during fiscal 2009 under the Company’s performance-based cash incentive plans. The amount attributable to the retrospective performance cash incentive plan totaled $4,866 and was calculated based on the Company’s average EPS growth (excluding long-term incentive compensation) over the last three fiscal years, including fiscal 2009, times the executive’s average salary over that same period. The retrospective performance awards were paid in March 2010. The amount attributable to the prospective performance cash award totaled $146,899, which includes the earned amount for year-one of the 2009 prospective performance cash plan, based on the grant amount issued in 2009 and the Company’s performance relative to the plan’s EPS target. With the exception of the accelerated vesting due to the termination events described in the table, the prospective performance cash award vests on the third anniversary of the grant date.

(6)	Following a termination without cause, for good reason, without cause or for good reason within twelve months of a change in control, or because of disability or death, unvested equity awards shall vest and become exercisable. The values in the table are based upon the difference between the 4:00 p.m. closing bid price of the Company’s Common Stock on The NASDAQ Global Select Market on December 31, 2009 of $18.34 per share and the exercise price of the awards, including only those awards whose exercise price was below the market price on December 31, 2009. Restricted stock units have an exercise price of zero.

(7)	Following a termination without cause, for good reason, without cause or for good reason within twelve months of a change in control, or because of disability or death, all amounts contributed by the Company to the Capital Accumulation Plan (CAP) for the benefit of the executive shall vest. The amount in the table above reflects the executive’s aggregate CAP balance as of December 31, 2009 as shown in the Nonqualified Deferred Compensation Table. Of this amount, $86,537 was vested as of December 31, 2009. The remaining portion was unvested at December 31, 2009 but would vest upon termination by the executive.

(8)	Assumes execution of full release of claims in favor of the Company. Represents six months of the executive’s base salary to be paid at regular payroll dates following the executive’s termination (or in a lump sum in the case of a change in control at the executive’s election).

(9)	Although not reflected in this table, this amount would be reduced by any disability insurance payments paid by the insurance company to the executive as a result of the executive’s disability. In the event of disability, the executive would receive $12,000 per each month of disability from the insurance company until reaching age 67.

Steve Brueckner, President and Chief Operating Officer
     The following table shows the potential payments upon termination or a change in control of the Company for Mr. Brueckner.

	Involuntary Without			Voluntary
	Cause or Voluntary		Involuntary	Without Good
	For Good Reason		For Cause	Reason
	on 12/31/09		on 12/31/09	on 12/31/09

Cash Severance	$712,500	(1)	$—	$18,269	(2)
Group Medical Benefits	15,166	(3)	—	389	(2)
Annual Incentive Award (4)	287,498		—	—
Performance Cash	174,167	(5)	—	—
Stock Options	1,390,500	(6)	—	—
Restricted Stock Units	—	(6)	—	—
Capital Accumulation Plan	131,112	(7)	—	—
Additional Severance (8)	237,500		237,500	—

Total	$2,948,443		$237,500	$18,658

	Involuntary Without
	Cause or Voluntary For
	Good Reason
	Within 12 Months of a
	Change in Control		Disability		Death
	on 12/31/09		on 12/31/09		on 12/31/09

Cash Severance	$712,500	(1)	$712,500	(9)(1)	$—
Group Medical Benefits	15,166	(3)	20,222	(9)(3)	—
Annual Incentive Award (4)	287,498		287,498		287,498
Performance Cash	174,167	(5)	174,167	(5)	174,167	(5)
Stock Options	1,390,500	(6)	1,390,500	(6)	1,390,500	(6)
Restricted Stock Units	—	(6)	—	(6)	—	(6)
Capital Accumulation Plan	131,112	(7)	131,112	(7)	131,112	(7)
Additional Severance (8)	237,500		237,500	(9)	—

Total	$2,948,443		$2,953,499		$1,983,277

(1)	Represents 18 months of executive’s base salary to be paid at regular payroll dates following the executive’s termination. Following a change in control, the payments may be paid in a lump sum no later than sixty days following the date of termination or periodically at regular payroll dates at the executive’s election.

(2)	For termination by the executive without good reason, the executive is entitled to base salary and benefits through the next payroll date following termination.

(3)	Represents the Company’s portion of premiums for group medical benefits to be paid for 18 months following the executive’s termination. For termination due to disability, represents 24 months of premiums.

(4)	Based on EPS for fiscal 2009, the executive earned an award under the 2009 Annual Incentive Award Plan. Cash awards under this plan were based upon a comparison of our actual EPS and targeted earnings per share as approved by the Compensation Committee at the beginning of the fiscal year, as well as meeting certain individual qualitative goals and objectives. For fiscal 2009, the executive was eligible to receive an award up to 55% of his base salary. Had the Company’s performance materially exceeded our targeted earnings per share for our domestic business and the executive met his individual goals and objectives, awards to the executive could have exceeded the percentages set forth in the preceding sentence. No additional bonus amounts would be paid during the severance period. The fiscal 2009 Annual Incentive Award was paid in March 2010.

(5)	Represents amounts earned during fiscal 2009 under the Company’s performance-based cash incentive plans. The amount attributable to the retrospective performance cash incentive plan totaled $0 as Mr. Brueckner was not eligible for retrospective performance cash due to his hire date of October 10/31/08. The amount attributable to the prospective performance cash award totaled $174,167 which includes the earned amount for year-one of the 2009 prospective performance cash plan, based on the grant amount issued in 2009 and the Company’s performance relative to the plan’s EPS target. With the exception of the accelerated vesting due to the termination events described in the table, the prospective performance cash award vests on the third anniversary of the grant date

(6)	Following a termination without cause, for good reason, without cause or for good reason within twelve months of a change in control, or because of disability or death, unvested equity awards shall vest and become exercisable. The values in the table are based upon the difference between the 4:00 p.m. closing bid price of the Company’s Common Stock on The NASDAQ Global Select Market on December 31, 2009 of $18.34 per share and the exercise price of the awards, including only those awards whose exercise price was below the market price on December 31, 2009. Restricted stock units have an exercise price of zero.

(7)	Following a termination without cause, for good reason, without cause or for good reason within twelve months of a change in control, or because of disability or death, all amounts contributed by the Company to the Capital Accumulation Plan (CAP) for the benefit of the executive shall vest. The amount in the table above reflects the executive’s aggregate CAP balance as of December 31, 2009 as shown in the Nonqualified Deferred Compensation Table. Of this amount, $73,946 was vested as of December 31, 2009. The remaining portion was unvested at December 31, 2009 but would vest upon termination by the executive.

(8)	Assumes execution of full release of claims in favor of the Company. Represents six months of the executive’s base salary to be paid at regular payroll dates following the executive’s termination (or in a lump sum in the case of a change in control at the executive’s election).

(9)	Although not reflected in this table, this amount would be reduced by any disability insurance payments paid by the insurance company to the executive as a result of the executive’s disability. In the event of disability, the executive would receive $12,000 per each month of disability from the insurance company until reaching age 67.
James E. Pope, MD, Vice President, Science and Value
     The following table shows the potential payments upon termination or a change in control of the Company for Dr. Pope.

	Involuntary Without			Voluntary
	Cause or Voluntary		Involuntary	Without Good
	For Good Reason		For Cause	Reason
	on 12/31/09		on 12/31/09	on 12/31/09

Cash Severance	$562,925	(1)	$—	$14,434	(2)
Group Medical Benefits	23,763	(3)	—	609	(2)
Annual Incentive Award (4)	237,590		—	—
Performance Cash	135,299	(5)	—	—
Stock Options	285,829	(6)	—	—
Restricted Stock Units	509,870	(6)	—	—
Capital Accumulation Plan	284,781	(7)	—	—
Additional Severance (8)	187,642		187,642	—

Total	$2,227,699		$187,642	$15,043

	Involuntary Without
	Cause or Voluntary For
	Good Reason
	Within 12 Months of a
	Change in Control		Disability		Death
	on 12/31/09		on 12/31/09		on 12/31/09

Cash Severance	$562,925	(1)	$562,925	(9)(1)	$—
Group Medical Benefits	23,763	(3)	31,685	(9)(3)	—
Annual Incentive Award (4)	237,590		237,590		237,590
Performance Cash	135,299	(5)	135,299	(5)	135,299	(5)
Stock Options	285,829	(6)	285,829	(6)	285,829	(6)
Restricted Stock Units	509,870	(6)	509,870	(6)	509,870	(6)
Capital Accumulation Plan	284,781	(7)	284,781	(7)	284,781	(7)
Additional Severance (8)	187,642		187,642	(9)	—

Total	$2,227,699		$2,235,621		$1,453,369

(1)	Represents 18 months of executive’s base salary to be paid at regular payroll dates following the executive’s termination. Following a change in control, the payments may be paid in a lump sum no later than sixty days following the date of termination or periodically at regular payroll dates at the executive’s election.

(2)	For termination by the executive without good reason, the executive is entitled to base salary and benefits through the next payroll date following termination.

(3)	Represents the Company’s portion of premiums for group medical benefits to be paid for 18 months following the executive’s termination. For termination due to disability, represents 24 months of premiums.

(4)	Based on EPS for fiscal 2009, the executive earned an award under the 2009 Annual Incentive Award Plan. Cash awards under this plan were based upon a comparison of our actual EPS and targeted earnings per share as approved by the Compensation Committee at the beginning of the fiscal year, as well as meeting certain individual qualitative goals and objectives. For fiscal 2009, the executive was eligible to receive an award up to 50% of her base salary. Had the Company’s performance materially exceeded our targeted earnings per share for our domestic business and the executive met her individual goals and objectives, awards to the executive could have exceeded the percentages set forth in the preceding sentence. No additional bonus amounts would be paid during the severance period. The fiscal 2009 Annual Incentive Award was paid in March 2010.

(5)	Represents amounts earned during fiscal 2009 under the Company’s performance-based cash incentive plans. The amount attributable to the retrospective performance cash incentive plan totaled $7,290 and was calculated based on the Company’s average EPS growth (excluding long-term incentive compensation) over the last three fiscal years, including fiscal 2009, times the executive’s average salary over that same period. The retrospective performance awards were paid in March 2010. The amount attributable to the prospective performance cash award totaled $128,009 which includes the earned amount for year-one of the 2009 prospective performance cash plan, based on the grant amount issued in 2009 and the Company’s performance relative to the plan’s EPS target. With the exception of the accelerated vesting due to the termination events described in the table, the prospective performance cash award vests on the third anniversary of the grant date.

(6)	Following a termination without cause, for good reason, without cause or for good reason within twelve months of a change in control, or because of disability or death, unvested equity awards shall vest and become exercisable. The values in the table are based upon the difference between the 4:00 p.m. closing bid price of the Company’s Common Stock on The NASDAQ Global Select Market on December 31, 2009 of $18.34 per share and the exercise price of the awards, including only those awards whose exercise price was below the market price on December 31, 2009. Restricted stock units have an exercise price of zero.

(7)	Following a termination without cause, for good reason, without cause or for good reason within twelve months of a change in control, or because of disability or death, all amounts contributed by the Company to the Capital

Accumulation Plan (CAP) for the benefit of the executive shall vest. The amount in the table above reflects the executive’s aggregate CAP balance as of December 31, 2009 as shown in the Nonqualified Deferred Compensation Table. Of this amount, $219,765 was vested as of December 31, 2009. The remaining portion was unvested at December 31, 2009 but would vest upon termination by the executive.

(8)	Assumes execution of full release of claims in favor of the Company. Represents six months of the executive’s base salary to be paid at regular payroll dates following the executive’s termination (or in a lump sum in the case of a change in control at the executive’s election).

(9)	Although not reflected in this table, this amount would be reduced by any disability insurance payments paid by the insurance company to the executive as a result of the executive’s disability. In the event of disability, the executive would receive $12,000 per each month of disability from the insurance company until reaching age 67.
Director Compensation
     Prior to May 1, 2009, directors who were not officers or employees of, or consultants to, the Company (“Outside Directors”) each received a $25,000 annual cash retainer as well as $3,000 for each non-regularly scheduled meeting attended lasting for one hour or more and $1,000 for each non-regularly scheduled meeting attended lasting less than one hour. Beginning May 1, 2009, Outside Directors each receive a $50,000 annual cash retainer as well as $1,000 for each non-regularly scheduled meeting attended at which action is taken, regardless of length. Additionally, the Audit Committee chair receives an annual retainer of $25,000, and the Compensation Committee and Nominating and Corporate Governance Committee chairs each receive an annual retainer of $20,000. Audit Committee members receive an annual retainer of $7,500, and Compensation Committee and Nominating and Corporate Governance Committee members receive an annual retainer of $6,000, provided that each Outside Director who participates on at least two committees will receive minimum annual cash compensation of $100,000 (from shareholder meeting to shareholder meeting). In addition, Outside Directors who had served as directors of the Company for at least 12 months each received an option to purchase 5,000 shares of Common Stock, which was awarded on the date of the 2009 Annual Meeting of Stockholders. On the date of the 2010 Annual Meeting of Stockholders, each director will be granted $100,000 in equity awards. Mr. Novelli was newly appointed to the Board of Directors in August 2009 and was granted an option to purchase 15,000 shares of Common Stock on such date. Equity awards to Outside Directors during fiscal 2009 were granted pursuant to our 2007 Stock Incentive Plan.
     In addition to the cash retainer and option grants discussed above, prior to May 1, 2009, committee chairs received $7,500 for each Audit Committee meeting attended and $6,000 for each Compensation Committee or Nominating and Corporate Governance Committee meeting attended. Other Outside Directors received $3,000 for each committee meeting attended. Beginning May 1, 2009, committee chairs receive $4,500 for each Audit Committee meeting attended and $2,500 for each Compensation Committee or Nominating and Corporate Governance Committee meeting attended. Other Outside Directors receive $2,500 for each committee meeting attended.
     Effective May 2009, Mr. Cigarran is paid $175,000 in cash per year for serving as Chairman of the Board. Prior to May 2009, effective February 2008, Mr. Cigarran was paid $200,000 in cash per year for serving as Chairman of the Board. In addition, he receives the equivalent equity compensation awarded to Outside Directors, as determined by the Nominating and Corporate Governance Committee. He receives no other additional compensation for his service on the Board of Directors or attendance at any Board or committee meetings.
     Beginning on December 1, 2006, Mr. Lytle began serving as a consultant to the Company, focusing on growth, innovation, and total population health as well as creating and supporting strategic customer relationships. For his services, Mr. Lytle receives a payment of $20,833 per month and may receive an additional per diem fee based on the number of days he provides us with services. Mr. Lytle was the founder and CEO of Axia, which we acquired in December 2006.
     In connection with our acquisition of Axia, Mr. Lytle purchased 123,305 shares of our common stock pursuant to the terms of a subscription agreement (the “Subscription Agreement”). Pursuant to the terms of the Subscription Agreement, Mr. Lytle agreed not to resell the shares prior to January 1, 2008, and we granted Mr. Lytle registration rights with respect to the resale of the Common Stock.
     The following table summarizes the compensation to each member of the Board of Directors during fiscal 2009 and the four-month transition period ended December 31, 2008 (the “Transition Period” or “2008T”). Mr. Leedle receives no additional compensation, as such, for serving as a member of the Board of Directors.

		Fees Earned
		or	Option
		Paid in	Awards	All Other
		Cash	($)	Compensation	Total
Name	Year	($)	(1)	($)	($)
Thomas G. Cigarran	2009	$183,333	$36,415	$—	$219,748
	2008T	66,667	—	—	66,667
John W. Ballantine	2009	137,333	36,415	—	173,748
	2008T	39,833	—	—	39,833
Jay C. Bisgard, M.D.	2009	120,500	36,415	—	156,915
	2008T	35,333	—	—	35,333
Mary Jane England, M.D.	2009	100,500	36,415	—	136,915
	2008T	26,333	—	—	26,333
L. Ben Lytle	2009	—	—	250,000 (2)	250,000
	2008T	—	—	83,333 (2)	83,333
C. Warren Neel, Ph.D.	2009	102,167	36,415	—	138,582
	2008T	29,333	—	—	29,333
William C. O’Neil, Jr.	2009	96,667	36,415	—	133,082
	2008T	26,333	—	—	26,333
William Novelli	2009	31,167	107,996	—	139,163
	2008T	—	—	—	—
Alison Taunton-Rigby, Ph.D.	2009	88,833	36,415	—	125,248
	2008T	23,333	—	—	23,333
John A. Wickens	2009	90,667	36,415	—	127,082
	2008T	23,333	—	—	23,333

(1)	Reflects the aggregate grant date fair value of option awards granted during fiscal 2009 and the Transition Period. The grant date fair value of stock options granted to the Outside Directors during fiscal 2009 was $7.28 per option. Assumptions used in the calculation of these amounts are disclosed in footnote 13 to our audited financial statements for the fiscal year ended December 31, 2009, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2010. The following directors had option awards outstanding as of December 31, 2009: Mr. Cigarran (310,646); Mr. Ballantine (55,000); Dr. Bisgard (55,000); Dr. England (35,000); Dr. Neel (40,000); Mr. O’Neil (40,000); Mr. Novelli (15,000): Dr. Taunton-Rigby (30,000); and Mr. Wickens (25,000).

(2)	Amount reflects fees paid to Mr. Lytle for consulting services provided to us during fiscal 2009 and the Transition Period pursuant to a Consulting Agreement between the Company and Rincon Advisors, LLC, dated October 11, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Commission. Officers, directors and greater than 10% stockholders are required by regulation of the Commission to furnish us with copies of all Section 16(a) forms they file.
     Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to us, we believe that during fiscal 2009 and the Transition Period, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

PROPOSAL NO. 2
APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2007 STOCK INCENTIVE PLAN
     In February 2007, our stockholders approved the Company’s 2007 Stock Incentive Plan which replaced the 1996 Stock Inventive Plan and the 1991 Stock Incentive Plan (collectively with the 1996 Stock Incentive Plan, the “Prior Plans”). There were initially 2,000,000 shares reserved for issuance under the 2007 Stock Incentive Plan at the effective time thereof, not including the additional 36,953 shares that were available under Prior Plans at the time of the approval of the 2007 Stock Incentive Plan, or any shares that became available upon the expiration or termination of any options under the Prior Plans, all of which became issuable under the 2007 Stock Incentive Plan. As of April 5, 2010, 3,871,396 shares had been granted under the 2007 Stock Incentive Plan. As a result, availability of shares under the 2007 Stock Incentive Plan is very limited with the plan having only 62,102 shares available for issuance.
     As of April 5, 2010, the Company had issued and outstanding options covering an aggregate of 5,650,261 shares of common stock and outstanding awards other than options and stock appreciation rights (“SARs”) covering an aggregate of 949,838 shares of common stock. The weighted average exercise price of all outstanding options as of April 5, 2010 was approximately $18.01 and the weighted average remaining term of such options was approximately 5.3 years.
     We are now requesting that stockholders approve an amendment and restatement to the 2007 Stock Incentive Plan as adopted by the Board, to increase the aggregate number of authorized shares available under the 2007 Stock Incentive Plan by 2,000,000 shares and to correspondingly increase the number of awards that are permitted to be “full value awards” (meaning all awards other than stock options or stock appreciation rights) by 1,000,000. The Board has adopted this amended and restated 2007 Stock Incentive Plan, subject to stockholder approval, to ensure that the Company can continue to offer equity-based compensation at appropriate levels as determined by our Board and Compensation Committee. We believe that our ability to provide employees attractive equity-based compensation enables the Company to continue to attract and retain high caliber employees, to link incentive rewards to Company performance, to encourage employee ownership in the Company and to align the interests of employees and directors with those of our stockholders. We believe that the Company’s equity-based compensation programs and emphasis on employee stock ownership are integral to the Company’s success and are critical to the Company’s ability to achieve its performance goals. If the stockholders fail to approve this proposal, the 2007 Stock Incentive Plan will remain effective, but the Company will only be able to grant long-term incentive awards in the form of performance cash awards. Accordingly, the Board of Directors believes amending the 2007 Plan to increase the number of shares available is in the best interest of the Company’s stockholders.
     Summarized below are some key features of the amended and restated 2007 Stock Incentive Plan (the “2007 Plan”) and the Company’s grant practices thereunder, that stockholders may want to consider when voting on this proposal:
•	The additional 2,000,000 shares requested under the 2007 Plan represent approximately 5.9% of the Company’s current outstanding common shares. We believe this share authorization increase will enable the Company to implement its long-term equity compensation strategy for approximately the next two years, assuming the Company’s current growth rate continues. The Company believes two years is an appropriate cycle that will allow the Company to periodically review its equity compensation programs and respond to periodic evolutions in compensation and governance best practices and trends to the extent the Company believes such practices or trends to be in the best interests of the Company and its stockholders. As discussed above, during the fall of 2008 the Compensation Committee engaged an independent executive compensation consultant to examine the Company’s executive compensation programs, including its long-term incentive compensation programs. Based on that examination and other factors, the Compensation Committee determined that it was appropriate to adjust the

Company’s long-term incentive programs in order to maintain a competitive position in the healthcare services industry and to continue to attract and retain qualified colleagues.

•	Equity compensation remains a key component of the Company’s retention strategy and is integral to the Company’s ability to achieve its performance goals and stockholder returns in the years ahead for the reasons discussed below:
•	The Company believes that its equity compensation strategy has been a key contributor to the Company’s ability to retain its senior management over the past several years. The Company’s success in retaining its key employees has produced both stability and continuity at the most senior level of the organization and has been a key driver in the Company’s success.

•	The Company’s management team has delivered strong financial results through a difficult economic period which resulted in a 60% total stockholder return for 2009. The five-year compound annual growth rate (“CAGR”) on revenues through 2009 was 18%. The five-year CAGR on adjusted earnings in the same period was 7% primarily due to 2009 results as the Company restructured and streamlined the organization while continuing to invest in efficient processes and future capabilities, resulting in a 1-13% expected improvement in 2010 over adjusted 2009 EPS as reflected in our guidance.

						CY 2010
	FY 2005	FY 2006	FY 2007	FY 2008	CY 2009	2010 Guidance

Revenues (in millions)	$313	$412	$616	$736	$717	$677 - $718
% increase from prior year	28%	32%	50%	19%	-3%	-6% - 0%
5-yr CAGR					18%

GAAP EPS	$0.93	$1.02	$1.22	$1.50	$0.30	$1.05 - $1.18
Adjustments	($0.18)	—	—	—	$0.73	—

Adjusted EPS	$0.75 *	$1.02	$1.22	$1.50	$1.04 **	$1.05 - $1.18
% increase from prior year	21%	36%	20%	23%	-31%	1% - 13%
5-yr CAGR					7%

*	EPS including costs of long-term incentive compensation, which were not expensed prior to 9/1/05, the effective date of the stock-based compensation accounting rules.

**	Does not add due to rounding; EPS excludes the impact of the lawsuit settlement in March 2009.
•	Burn rate (also called run rate) measures a company’s pattern of granting equity awards as a percentage of total shares outstanding. It takes into consideration the type of equity award, such as stock options or restricted stock units, and the volatility of the company’s stock price. RiskMetrics Group (“RiskMetrics”), which provides proxy advisory services to institutions and others, analyzes historic burn rates. Historic burn rates that exceed the average burn rate of the applicable peer industry by more than one standard deviation can result in an unfavorable recommendation by RiskMetrics. The Company’s average gross burn rate for the last three calendar years ending December 31, 2009 is 3.59%, which is below RiskMetrics’ allowable cap for the Company’s industry (3.65%), and the Company’s average net burn rate is 1.74%. We expect that our burn rate for 2010 and going forward will remain below the RiskMetrics allowable cap.

Gross burn rate

	# Options	# Restricted		# RS for	Total Equity	Weighted average	Burn
	Granted	Stock Granted	Multiplier (1)	Burn Rate	Awards Granted	basic shares o/s	Rate

CY 2007	505,496	164,712	1.5	247,068	752,564	35,083,000	2.15%
CY 2008	535,738	154,792	1.5	232,188	767,926	34,259,000	2.24%
CY 2009	1,153,317	666,186	1.5	999,279	2,152,596	33,730,000	6.38%

Three-year average burn rate							3.59%

Net burn rate (net of cancellations)

	# Options	# Restricted		# RS for	Total Equity	Weighted average	Burn
	Granted	Stock Granted	Multiplier (1)	Burn Rate	Awards Granted	basic shares o/s	Rate

CY 2007	370,797	138,497	1.5	207,746	578,543	35,083,000	1.65%
CY 2008	(769,549)	86,529	1.5	129,794	(639,755)	34,259,000	-1.87%
CY 2009	927,200	602,457	1.5	903,686	1,830,886	33,730,000	5.43%

Three-year average net burn rate							1.74%

Allowable burn rate (industry mean plus one standard deviation) as defined by RiskMetrics							3.65%

(1)	Based on volatility of 63.2%.
It should be noted that the high number of 2009 grants was due primarily to the decrease in the Company’s stock price. The Company’s annual equity grants are based on a formula equal to a percentage of an employee’s salary.
•	The potential dilutive effect of outstanding equity awards and future awards available for grant, including the 2,000,000 additional shares, is only 15.2% when certain adjustments are taken into account:
•	The exclusion of underwater options: A significant number (56% or 2.0 million options) of the Company’s currently granted, vested options are underwater. The weighted-average exercise price of these underwater options is 163% of the Company’s average trading price for the sixty-day period ending April 5, 2010.

•	Including the shares repurchased by the Company in 2008 as outstanding shares: Over the course of 2008, the Company repurchased $100 million of its common stock, or 2.7 million shares, which increased the relative percentage of a stockholder’s ownership but resulted in a higher calculated dilution rate.

	Gross	Adjustments		Net
Numerator of calculation:
Total options outstanding	5,650,261	(2,039,641)	-a)	3,610,620
Total RSUs outstanding	949,838			949,838
Shares available for future grant	2,062,102			2,062,102

Numerator subtotal	8,662,201			6,622,560

Denominator of calculation:
Subtotal above	8,662,201			6,622,560
Plus: Common shares outstanding	34,101,905	2,741,486	-b)	36,843,391

Denominator subtotal	42,764,106			43,465,951

Dilution %	20.3%			15.2%

(a	-	underwater options at 2/28/10

(b	-	repurchased shares

•	While the Company has several practices that have increased, and may continue to increase, the Company’s overhang, the Company believes such practices reflect the Company’s ongoing commitment to strong corporate governance and are consistent with and promote the Company’s equity compensation strategy of attracting and retaining key management personnel and aligning the interests of management with the Company’s stockholders and are not a reflection of the Company’s grant practices.
•	A major contributing factor to the Company’s overhang is the tendency of the Company’s employees, including its senior management, to continue to hold vested options. Approximately 3.6 million fully vested options were outstanding on April 5, 2010, which the Company believes reflects the long-term expectations of the Company’s employees with respect to the Company’s performance.

•	As discussed above, the Company has stock retention guidelines for officers which require a minimum ownership in Company stock based on a multiple of their base salary.

•	As discussed above, the Company views its equity compensation as a strong retention tool. In order to further encourage retention, the Company uses multi-year vesting (currently four years) for all restricted stock and option awards to incentivize key employees to remain with the Company).
•	The 2007 Plan and the Company’s policies with respect to the 2007 Plan also reflect the Company’s continued commitment to strong corporate governance practices, including:
•	No evergreen features:
•	the maximum number of shares issuable under the 2007 Plan is fixed and cannot be increased without stockholder approval;

•	a maximum term for the 2007 Plan is specified; and no new stock option will be issued upon the exercise of another stock option.
•	Prohibition on re-pricing and on discount stock options (i.e., the exercise price of a stock option will be equal to or exceed the fair market value of a share of stock on the date the stock option is granted).

•	Restricted stock and restricted stock units are subject to a minimum three-year pro-rata vesting period, and stock options and performance awards are subject to a minimum one-year pro-rata vesting period.

•	“Full value awards” (meaning all awards other than stock options or stock appreciation rights) are limited to 2,000,000 of the authorized shares under the 2007 Plan (an increase of 1,000,000 pursuant to the amendment and restatement) and Other Stock-Based Awards payable in stock are limited to 10% of the authorized shares under the 2007 Plan.

•	No liberal share recycling provisions (i.e., shares withheld by the Company to satisfy tax withholding obligations and shares deemed issued in a “net-exercise” do not return to the pool of available shares).

•	Administration by independent, non-employee directors.

•	Stockholders must approve any “material” modifications to the plan (as defined by the NASDAQ listing standards), any increase in the shares available for issuance under the 2007 Plan or any material increase in the benefits accruing to the participants under the 2007 Plan. In addition, in connection with the approval of the proposed amendment to the 2007 Plan, the Company’s Board of Directors plans to adopt a policy requiring stockholder approval prior to the Company repurchasing outstanding underwater options.
     A copy of the Plan as amended and restated is attached hereto as Appendix A.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
AMENDMENT AND RESTATEMENT TO THE 2007 PLAN.
     A brief summary of the 2007 Plan is outlined below. The following summary is not a complete description of all the provisions of the 2007 Plan and is qualified in its entirety by reference to the 2007 Plan as amended and restated, a copy of which is attached hereto as Appendix A.
     Purpose: The 2007 Plan allows the Company to attract, retain and reward key employees of and consultants to the Company and its subsidiaries and affiliates, and directors who are not also employees of the Company, and strengthen the mutuality of interests between such key employees, consultants and directors by awarding such key employees, consultants and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Company, as well as performance-based incentives payable in cash.
     Key Provisions: The 2007 Plan is designed to reflect prevailing corporate governance and executive compensation best practices. The following is a brief summary highlighting the key provisions, followed by a more extensive summary of the 2007 Plan.
•	Plan Termination Date: February 2, 2017.

•	Eligible Participants: Officers and key employees, and directors of, and consultants to the Company and its subsidiaries and affiliates, who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its subsidiaries and affiliates.

•	Shares Authorized: 4,000,000 plus 1,176,300 shares previously authorized under the Prior Plans, and any shares under the Prior Plans that become available for issuance under the Prior Plans as a result of expiration or forfeiture. The 2007 Plan does not contain any liberal share recycling provisions.

•	Award Types:
•	Stock options

•	Stock appreciation rights

•	Restricted stock awards, restricted stock units

•	Performance awards

•	Other Stock-Based Awards

•	Award Limits Per Person Per Year:
•	Stock Options/Stock Appreciation Rights: 150,000

•	Restricted Stock Awards, Restricted Stock Units: 75,000
•	Vesting: Determined by Compensation Committee; provided that restricted stock and restricted stock units may not fully vest sooner than 3 years after the date of grant, and stock options and performance awards may not vest sooner than one-year after the date of grant except in the limited circumstances discussed in the Plan.

•	Not Permitted: Repricing of stock options, discount stock options, or option reloads.
     Shares Available For Awards Under The 2007 Plan: Under the 2007 Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the 2007 Plan and approval by stockholders of the proposed amendment and restatement, the maximum number of shares of common stock with respect to which awards may be granted under the 2007 Plan will be 5,176,300 shares (which includes 1,176,300 shares previously authorized under the Prior Plans). Subject to adjustment as provided by the terms of the 2007 Plan and approval by stockholders of the proposed amendment and restatement, no more than 2,000,000 shares authorized under the 2007 Plan may be awarded as awards other than SARs and options. The maximum number of shares with respect to which awards may be granted under the 2007 Plan shall be increased by the number of shares with respect to which options or other awards were granted under the Prior Plans, but which terminate, expire unexercised, or are forfeited or cancelled without the delivery of shares under the terms of the Prior Plans.
     Shares covered by an award granted under the 2007 Plan, or to which such an award relates, that are forfeited, or if any such award otherwise terminates, expires unexercised or is cancelled without the delivery of shares, then the shares covered by such award, or to which such award relates, or the number of shares otherwise counted against the aggregate number of shares with respect to which awards may be granted, to the extent of any such forfeiture, termination, expiration or cancellation, shall again become shares with respect to which awards may be granted.
     In addition, the 2007 Plan imposes individual limitations on the amount of certain awards in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
     Eligibility And Administration: Current and prospective officers and employees, and directors of, and consultants to, the Company and its affiliates are eligible to be granted awards under the 2007 Plan. As of April 5, 2010 approximately 3,000 individuals were eligible to participate in the 2007 Plan. The Company generally grants equity to 3-4% of these individuals on an annual basis and to an additional 4-6% of these individuals on a discretionary basis based on performance.
     A committee of all the non-employee directors (the “Committee”) administers the 2007 Plan. The functions of the Committee may be exercised by the Compensation Committee; provided that the initial Committee will be the Compensation Committee. Subject to the terms of the 2007 Plan, the Committee is authorized to (i) designate participants; (ii) determine the type and number of awards to be granted; (iii) determine the number of shares to be covered by, in connection with awards; (iv) determine the timing, terms and conditions of any award; (v) accelerate the time at which all or any part of an award may be settled or exercised; (vi) determine whether, to what extent, and under what circumstances awards may be settled or exercised in cash or shares or canceled, forfeited or suspended and the method or methods by which awards may be settled, exercised, canceled, forfeited or suspended; (vii) determine whether, to what extent, and under what circumstances cash, shares, other securities, other awards, other property, and other amounts payable with respect to an award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (viii) interpret and administer the 2007 Plan and any instrument or agreement relating to, or award made under, the 2007 Plan; (ix) in certain circumstances, amend or modify the terms of any award at or after grant with the consent of the holder of the award; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the 2007 Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2007 Plan, subject to the exclusive authority of the Board of Directors set forth in the 2007 Plan to amend or terminate the 2007 Plan.
     Stock Options And Stock Appreciation Rights: The Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. The Committee may specify the terms of such grants subject to the terms of the 2007 Plan. The Committee is also authorized to grant SARs, either with or without a related option. The exercise price per share subject to an option is determined by the Committee, but may not be less than the fair market value of a share of common stock on the date of the grant. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally are fixed by the Committee, except that no option or SAR relating to an option may have a term exceeding ten years. Incentive stock options that are granted to holders of more than 10% of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.
     A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted thereunder for the exercise thereof. Stock options and SARs shall be exercised by written notice of intent to exercise the stock option or SAR and, with respect to options, payment in full to the Company of the amount of the option price for the number of shares with respect to which the option is then being exercised.
     Payment of the option price must be made in cash or cash equivalents, or, at the discretion of the Committee, (i) by transfer, either actually or by attestation, to the Company of shares, which have a fair market value on the date of exercise equal to the option price, together with any applicable withholding taxes, or (ii) by a combination of such cash or cash equivalents and such shares; provided, however, that a participant is not entitled to tender shares pursuant to successive, substantially simultaneous exercises of any stock option of the Company. Subject to applicable securities laws and Company policy, the Company may permit an option to be exercised by delivering a notice of exercise and simultaneously selling the shares thereby acquired, pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the option price, together with any applicable withholding taxes. Until the participant has been issued the shares subject to such exercise, he or she shall possess no rights as a stockholder with respect to such shares. At the Committee’s discretion, the amount payable as a result of the exercise of SARs may be settled in cash, shares or a combination of cash and shares.
     Restricted Stock And Restricted Stock Units: The Committee is authorized to grant restricted shares of common stock and restricted stock units. Restricted shares are shares of common stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment prior to the end of a restricted period or other conditions specified by the Committee in the award agreement. A participant granted restricted shares of common stock generally has most of the rights of a stockholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares. None of the restricted shares may be transferred, encumbered or disposed of during the restricted period or until after fulfillment of the restrictive conditions.
     Each restricted stock unit has a value equal to the fair market value of a share of common stock on the date of grant. Restricted stock units will be paid in cash, shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable award agreement or other procedures approved by the Committee. The Committee determines, in its sole discretion, the restrictions applicable to the restricted stock units. Unless otherwise provided in the award agreement, a participant will be credited with dividend equivalents on any vested restricted stock units at the time of any payment of dividends to stockholders on shares of common stock. Except as determined otherwise by the Committee, restricted stock units may not be transferred, encumbered or disposed of, and such units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous employment of the Company for the restricted period and any other restrictive conditions relating to the restricted stock units are met.
     Performance Awards: A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Committee, and payable at such time and in such form as the Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Committee.
     Performance awards are subject to certain specific terms and conditions under the 2007 Plan. Performance goals for Covered Officers (which is generally defined to mean to any individual who is, or is reasonably expected to be, a “covered employee” within the meaning of Section 162(m) of the Code) will be limited to one or more of the following financial performance measures relating to the Company or any of its subsidiaries, operating units, business segments or divisions: (a) earnings before interest, taxes, depreciation and/or amortization; (b) operating income or profit; (c) operating efficiencies; (d) return on equity, assets, capital, capital employed or investment; (e) after-tax operating income; (f) net income; (g) earnings or book value per share; (h) cash flow(s); (i) total sales or revenues or sales or revenues per employee; (j) production; (k) stock price or total stockholder return; (l) dividends; (m) strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures; or (n) any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Company or any subsidiary, operating unit or division of the Company and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, stockholders’ equity and/or shares outstanding, or to assets or net assets.
     To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of performance awards, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m)), the Committee will, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee will certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable award agreement, the Committee shall have the right to reduce (but not increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period. With respect to any Covered Officer, the maximum annual number of shares in respect of which all performance awards may be granted under the 2007 Plan in each year of the performance period is 450,000 and the maximum annual amount of all performance awards that may be settled in cash is $1,000,000.
     Other Stock-Based Awards: The Committee is authorized to grant any other type of awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Committee will determine the terms and conditions of such awards, consistent with the terms of the 2007 Plan. Other Stock-Based Awards payable in cash may not exceed 10% of the authorized shares under the Plan.
     Outside Director Awards: The Committee or the Nominating and Corporate Governance Committee of the Board of Directors (provided such committee is comprised solely of Outside Directors) may provide that all or a portion of an Outside Director’s (as defined herein) annual retainer and/or retainer fees or other awards or compensation as determined by the Committee or the Nominating and Corporate Governance Committee of the Board of Directors (provided such committee is comprised solely of Outside Directors) be payable in non-qualified stock options, restricted shares, restricted stock units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee directors. The Committee or the Nominating and Corporate Governance Committee of the Board of Directors (provided such committee is comprised solely of Outside Directors) will determine the terms and conditions of any such awards, including those that apply upon the termination of an Outside Director’s service as a member of the Board. Outside Directors are also eligible to receive other awards pursuant to the terms of the 2007 Plan, including options and SARs, restricted shares and restricted stock units, and other stock-based awards upon such terms as the Committee or the Nominating and Corporate Governance Committee of the Board of Directors (provided such committee is comprised solely of Outside Directors) may determine.
     Termination Of Employment: The Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.
     Change In Control: Unless otherwise provided in an agreement making an award or other contractual agreement between the Company and a participant, upon a Change in Control (as defined in the 2007 Plan), all outstanding awards of such shall vest and become immediately exercisable and have all restrictions lifted.
     Amendment And Termination: The Board may amend, alter, suspend, discontinue or terminate the 2007 Plan or any portion of the 2007 Plan at any time, except that the Board of Directors may not, without the approval of the Company’s stockholders, increase the total number of shares reserved for the purposes of the 2007 Plan, materially increase the benefits accruing to participants under the 2007 Plan, materially modify the requirements as to eligibility for participation in the 2007 Plan or materially modify the Plan within the meaning of the NASDAQ listing standards. The Committee may amend the terms of any award, either prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder’s consent. Except in connection with recapitalization events as described in Section 3.2 of the 2007 Plan, the Committee does not have the power, however, to amend the terms of previously granted options to reduce the exercise price per share subject to such option or to cancel such options and grant substitute options with a lower exercise price per share than the cancelled options. The Committee also may not materially and adversely affect the rights of any award holder without the award holder’s consent.
     Other Terms Of Awards: The Company may take action, including the withholding of amounts from any award made under the 2007 Plan, to satisfy withholding and other tax obligations. Awards granted under the 2007 Plan generally are not transferable except by will or by the laws of descent and distribution.
     Effective Date: No new awards may be granted under the 2007 Plan after February 2, 2017, the tenth anniversary of the original effective date of such plan.
     Certain Federal Income Tax Consequences: The following is a brief description of the Federal income tax consequences generally arising with respect to awards under the 2007 Plan.
     Tax consequences to the Company and to participants receiving awards will vary with the type of award. Generally, a participant will not recognize income, and the Company is not entitled to take a deduction, upon the grant of an incentive stock option, a nonqualified option, a reload option, an SAR or a restricted stock award. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon exercising an option other than an incentive stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and non-forfeitable shares of common stock acquired on the date of exercise.
     If a participant sells shares of common stock acquired upon exercise of an incentive stock option before the end of two years from the date of grant and one year from the date of exercise, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of the shares of common stock at the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of the incentive stock option shares of common stock), and (ii) the exercise price. Otherwise, a participant’s disposition of shares of common stock acquired upon the exercise of an option (including an incentive stock option for which the incentive stock option holding period is met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax basis in such shares of common stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).
     The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the participant holds the shares of common stock for the incentive stock option holding periods prior to disposition of the shares.
     Similarly, the exercise of an SAR will result in ordinary income on the value of the stock appreciation right to the individual at the time of exercise. The Company will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to an SAR. Upon a grant of restricted shares, the participant will recognize ordinary income on the fair market value of the common stock at the time restricted shares vest unless a participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. The participant also is subject to capital gains treatment on the subsequent sale of any common stock acquired through the exercise of an SAR or restricted share award. For this purpose, the participant’s basis in the common stock is its fair market value at the time the SAR is exercised or the restricted share becomes vested (or is granted, if an election under Section 83(b) is made). Payments made under performance awards are taxable as ordinary income at the time an individual attains the performance goals and the payments are made available to, and are transferable by, the participant.
     Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation paid in excess of $1 million in any tax year to its five most highly compensated executives. However, compensation that qualifies as “performance-based compensation” is excluded from this $1 million deduction limit and therefore remains fully deductible by the company that pays it. The Company intends that (i) performance awards and (ii) options granted (a) with an exercise price at least equal to 100% of fair market value of the underlying shares of common stock at the date of grant (b) to employees the Committee expects to be named executive officers at the time a deduction arises in connection with such awards, qualify as “performance-based compensation” so that these awards will not be subject to the Section 162(m) deduction limitations.
     The foregoing discussion is general in nature and is not intended to be a complete description of the Federal income tax consequences of the 2007 Plan. This discussion does not address the effects of other Federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2007 Plan are urged to consult a tax advisor as to the tax consequences of participation.
     The 2007 Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.

     Because awards granted under the 2007 Plan will be made at the discretion of the Compensation Committee, the benefits that will be awarded under the 2007 Plan are not currently determinable.
Equity Compensation Plans
     The following table summarizes information concerning the Company’s equity compensation plans at December 31, 2009.

Number of Shares
Remaining Available
for Future Issuance
Under Equity
	Number of Shares to		Compensation Plans
	be Issued Upon	Weighted-Average	(Excluding Shares
	Exercise of	Exercise Price of	Reflected in First
Plan Category	Outstanding Options	Outstanding Options	Column)

Equity compensation plans approved by stockholders	4,936,000	$18.46	914,000
Equity compensation plans not approved by stockholders	—	—	—

Total	4,936,000	$18.46	914,000

PROPOSAL NO. 3
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Under the Sarbanes-Oxley Act of 2002 and the rules and regulations thereunder, the NASDAQ listing standards, and our Audit Committee Charter, as amended, the Audit Committee has the sole responsibility and authority to appoint our independent auditors. The Audit Committee, comprised of independent members of the Board of Directors, appointed Ernst & Young LLP, an independent registered public accounting firm, to be our independent auditors for the fiscal year ending December 31, 2009. Although ratification by stockholders is not a prerequisite to the Audit Committee’s appointment of Ernst & Young LLP, the Board of Directors considers the selection of the independent auditor to be an important matter of stockholder concern and therefore, as a matter of good corporate governance, requests stockholder ratification of this action. In taking this action, the Audit Committee considered the qualifications of Ernst & Young LLP, the past performance of Ernst & Young LLP since its retention in 2002, its independence with respect to the services to be performed and its qualifications and general adherence to professional auditing standards. We have been informed that representatives of Ernst & Young LLP plan to attend the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to questions by the stockholders.
     If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee is not obligated to appoint other independent public accountants, but will reconsider the appointment. However, even if the appointment of Ernst & Young LLP is ratified, the Audit Committee, in its discretion, may select a different independent public accountant at any time during fiscal 2009 if it determines that such a change would be in the best interests of us and our stockholders.
     Each of the Audit Committee and the Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.
Principal Accounting Fees and Services
     The aggregate fees billed for each of the last two fiscal years for professional services rendered to us by our principal accountant are shown in the table below.

	Fiscal Year Ended	Four Months Ended	Fiscal Year Ended
Type of Service	December 31, 2009	December 31, 2008	August 31, 2008
Audit Fees	$766,700	$240,000	$822,648
Audit-Related Fees (1)	1,975	—	1,500
Tax Fees (2)	72,285	—	103,790

Total	$840,960	$240,000	$927,938

(1)	Audit-Related Fees included subscription fees to an online research tool.

(2)	Tax fees included review of federal tax return and tax consultation.
     The Audit Committee has considered and concluded that the provision of the non-audit services is compatible with maintaining auditor independence.
     The Audit Committee has adopted policies and procedures for pre-approving all audit and permissible non-audit services performed by Ernst & Young LLP, its independent registered public accounting firm. The Audit Committee may delegate its responsibility to pre-approve services to be performed by its independent registered public accounting firm to one or more of its members, but the Audit Committee may not delegate its pre-approval authority to management.
     Under these policies, the Audit Committee pre-approves the use of audit and audit-related services following approval of the independent registered public accounting firm’s engagement. Tax and other non-audit services that are not prohibited services, provided that those services are routine and recurring services and would not impair the independence of the independent registered public accounting firm, may also be performed by the independent registered public accounting firm if those services are pre-approved by the Audit Committee. Pre-approval fee levels for all services to be provided by the independent registered public accounting firm will be established periodically by the Audit Committee. The independent registered public accounting firm must provide detailed back-up documentation to the Audit Committee for each proposed service. The Audit Committee has pre-approved all audit and non-audit services provided by Ernst & Young LLP.
Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report of the Audit Committee shall not be incorporated by reference into any such filings.
Audit Committee Report
     The Audit Committee of the Board of Directors is composed of five directors who are independent directors as defined under applicable law and the NASDAQ listing standards. The Board of Directors has determined that Messrs. O’Neil and Ballantine and Drs. Bisgard and Neel each qualify as an “audit committee financial expert,” as defined by the regulations of the Commission. During fiscal 2009, the Audit Committee met ten times. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting processes and our systems of internal control. Management has primary responsibility for our financial statements and financial reporting process, including assessing the effectiveness of our internal control over financial reporting. Our independent registered public accounting firm is responsible for planning and carrying out annual audits and quarterly reviews of our financial statements in accordance with standards established by the Public Company Accounting Oversight Board, expressing an opinion on the conformity of our audited financial statements with U.S. generally accepted accounting principles and auditing and reporting on the effectiveness of our internal control over financial reporting.
     In discharging its oversight responsibility as to the audit process, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm’s independence. The Audit Committee meets with the independent registered public accounting firm with and without management present to discuss our internal control assessment process, management’s assessment with respect thereto, the independent registered public accounting firm’s evaluation of our system of internal control over financial reporting and the overall quality of our financial reporting. The Audit Committee reviewed with the independent registered public accounting firm their fees, audit plans, audit scope, and identification of audit risks.
     The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 114, as amended, “Communications with Audit Committees”, and discussed and reviewed the results of the independent registered public accounting firm’s examination of the financial statements.
     The Audit Committee reviewed and discussed our audited financial statements as of and for the fiscal year ended December 31, 2009 with management and the independent registered public accounting firm. The Audit Committee also reviewed and discussed the interim financial information contained in each quarterly earnings announcement and Quarterly Report on Form 10-Q with our Chief Financial Officer and our independent registered public accounting firm prior to public release of that information. On several occasions during fiscal 2009, the Audit Committee reviewed with our independent registered public accounting firm and our internal audit department, management’s processes to assess the adequacy of our internal control over financial reporting, the framework used to make the assessment, and management’s conclusions on the effectiveness of our internal control over financial reporting.
     Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Commission.
     The Board of Directors has adopted a Restated Charter of the Audit Committee, which is available on our website at www.healthways.com. The Audit Committee reviews and reassesses the adequacy of the Restated Charter annually.
Respectfully submitted,
John W. Ballantine, Chairman
C. Warren Neel
William C. O’Neil, Jr.
Jay C. Bisgard, M.D.
John A. Wickens

DEADLINE FOR SUBMISSION OF STOCKHOLDER
PROPOSALS TO BE PRESENTED AT THE
2011 ANNUAL MEETING OF STOCKHOLDERS
     The 2011 Annual Meeting of Stockholders is expected to be held in May 2011, although this date may be subject to change. Stockholders’ proposals will be eligible for consideration for inclusion in the proxy statement for the 2011 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 if such proposals are received by the Company at 700 Cool Springs Blvd. Franklin, Tennessee, 37067, addressed to the Secretary before the close of business on December 17, 2010. Notices of stockholders’ proposals submitted outside the processes of Rule 14a-8 will generally be considered timely (but not considered for inclusion in our proxy statement), pursuant to the advance notice requirement set forth in our bylaws, if such notices are filed with our Secretary not less than 90 days nor more than 120 days prior to the first anniversary of this year’s Annual Meeting of Stockholders provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. For proposals that are timely filed, the named proxies will retain discretion to vote proxies that we receive provided: (1) we include in our proxy statement advice on the nature of the proposal and how the named proxies intend to exercise their voting discretion and (2) the proponent does not issue a proxy statement. In order to curtail any controversy as to the date on which we received a proposal, we suggest that stockholders submit their proposals by certified mail, return receipt requested. Nothing in this paragraph shall be deemed to require us to include any stockholder proposal that does not meet all of the requirements for such inclusion established by the Commission at the time in effect.
DELIVERY OF ANNUAL REPORT AND PROXY STATEMENT
TO STOCKHOLDERS SHARING AN ADDRESS
     The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement or Notice of Internet Availability to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us, or our transfer agent, if you hold registered shares. You can notify us by sending a written request to Mary A. Chaput, Secretary, Healthways, Inc., 701 Cool Springs Boulevard, Franklin, Tennessee 37067, or by calling Ms. Chaput at the Company at (615) 614-4929.

MISCELLANEOUS
     It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, stockholders who do not expect to attend in person are urged, regardless of the number of shares of stock owned, to date, sign and return the proxy promptly.
     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009 MAY BE OBTAINED, WITHOUT CHARGE, BY ANY STOCKHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO MARY A. CHAPUT, SECRETARY, HEALTHWAYS, INC., 701 COOL SPRINGS BOULEVARD, FRANKLIN, TENNESSEE 37067. COPIES OF EXHIBITS FILED WITH THE FORM 10-K ALSO WILL BE AVAILABLE UPON WRITTEN REQUEST ON PAYMENT OF CHARGES APPROXIMATING THE COMPANY’S COST.
Date: April 16, 2010.

Appendix A
HEALTHWAYS, INC.
2007 STOCK INCENTIVE PLAN, AS AMENDED
Section 1. Purpose; Definitions.
     The purpose of the Healthways, Inc. 2007 Stock Incentive Plan (the “Plan”) is to enable Healthways, Inc. (the “Corporation”) to attract, retain and reward key employees of and consultants to the Corporation and its Subsidiaries and Affiliates, and directors who are not also employees of the Corporation, and strengthen the mutuality of interests between such key employees, consultants and directors by awarding such key employees, consultants and directors performance-based stock incentives and/or other equity interests or equity-based incentives in the Corporation, as well as performance-based incentives payable in cash. The creation of the Plan shall not diminish or prejudice other compensation programs approved from time to time by the Board.
     For purposes of the Plan, the following terms shall be defined as set forth below:
(a)	“Affiliate” means any entity other than the Corporation and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Corporation directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

(b)	“Award” shall mean any Option, Stock Appreciation Right, Restricted Share Award, Restricted Share Unit, Performance Award, Other Stock-Based Award or other award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish.

(c)	“Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

(d)	“Board” means the Board of Directors of the Corporation.

(e)	“Cause” means (i) a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or (ii) a Participant’s willful misconduct or dishonesty, which is directly and materially harmful to the business or reputation of the Corporation or any Subsidiary or Affiliate.

(f)	“Change in Control” means the happening of any of the following:
(i)	any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Corporation or a wholly-owned subsidiary thereof or any employee benefit plan of the Corporation or any of its Subsidiaries, becomes the beneficial owner of the Corporation’s securities having 35% or more of the combined voting power of the then outstanding securities of the Corporation that may be cast for the election of directors of the Corporation (other than as a result of an issuance of securities initiated by the Corporation in the ordinary course of business); or

(ii)	as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sales of assets or contested election, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Corporation or any successor corporation or entity

i

entitled to vote generally in the election of the directors of the Corporation or such other corporation or entity after such transaction are held in the aggregate by the holders of the Corporation’s securities entitled to vote generally in the election of directors of the Corporation immediately prior to such transaction; or

(iii)	during any period of two consecutive years, individuals who at the beginning of any such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s stockholders, of each director of the Corporation first elected during such period was approved by a vote of at least two-thirds of the directors of the Corporation then still in office who were directors of the Corporation at the beginning of any such period.
(g)	“Common Stock” means the Corporation’s Common Stock, par value $.001 per share.

(h)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(i)	“Committee” means a committee of the Board consisting of all of the Outside Directors of the Company. To the extent that compensation realized in respect of Awards is intended to be “performance based” under Section 162(m) of the Code and the Committee is not comprised solely of individuals who are “outside directors” within the meaning of Section 162(m) of the Code, or that any member of the Committee is not a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, the Committee may from time to time delegate some or all of its functions under the Plan to a committee or subcommittee composed of members that meet the relevant requirements. The term “Committee” includes only such committee or subcommittee, to the extent of the Committee’s delegation.

(j)	“Corporation” means Healthways, Inc., a corporation organized under the laws of the State of Delaware or any successor corporation.

(k)	“Covered Officer” shall mean at any date (i) any individual who, with respect to the previous taxable year of the Corporation, was a “covered employee” of the Corporation within the meaning of Section 162(m) of the Code; provided, however, that the term “Covered Officer” shall not include any such individual who is designated by the Committee, in its discretion, at the time of any Award under the Plan or at any subsequent time, as reasonably expected not to be such a “covered employee” with respect to the current taxable year of the Corporation and (ii) any individual who is designated by the Committee, in its discretion, at the time of any Award or at any subsequent time, as reasonably expected to be such a “covered employee” with respect to the current taxable year of the Corporation or with respect to the taxable year of the Corporation in which any applicable Award hereunder will be paid.

(l)	“Disability” means, unless otherwise provided in an Award Agreement, either of the following: (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participant’s employer.

(m)	“Early Retirement” for purposes of this Plan, shall be deemed to have occurred if (i) the sum of the participant’s age plus years of employment at the Company as of the proposed early retirement date is equal to or greater than 70, (ii) the participant has given written notice to the company at least one year prior to the proposed early retirement date of his or her intent to retire and (iii) the Chief Executive Officer shall have approved in writing such early retirement request prior to the proposed early retirement date, provided that in the event the Chief Executive Officer does not approve the request for early retirement or the Chief Executive Officer is the participant giving notice of his or her intent to retire, then in both cases, the Board of Directors shall make the determination of whether to approve or disapprove such request.

(n)	“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(o)	“Fair Market Value” means with respect to the Stock, as of any given date or dates, unless otherwise determined by the Committee in good faith, the reported closing price of a share of such class of Stock on the Nasdaq Stock Market (“Nasdaq”) or such other exchange or market as is the principal trading market for such class of Stock, or, if no such sale of a share of such class of Stock is reported on the Nasdaq or other exchange or principal trading market on such date, the fair market value of a share of such class of Stock as determined by the Committee in good faith.

(p)	“Incentive Stock Option” means any Stock Option intended to be and designated in an Award Agreement as an “Incentive Stock Option” within the meaning of Section 422 of the Code. Under no circumstances shall an Stock Option that is not specifically designated as an Incentive Stock Option be considered an Incentive Stock Option.

(q)	“Non-Employee Director” shall have the meaning set forth in Rule 16b-3(b)(3)(i) as promulgated by the Securities and Exchange Commission (the “Commission”) under the Securities Exchange Act of 1934, as amended, or any successor definition adopted by the Commission.

(r)	“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(s)	“Normal Retirement” means retirement from active employment with the Corporation and any Subsidiary or Affiliate on or after age 65.

(t)	“Other Stock-Based Award” means an award under Section 8 below that is valued in whole or in part by reference to, or is otherwise based on, Stock.

(u)	“Outside Director” means a member of the Board who is not an officer or employee of the Corporation or any Subsidiary or Affiliate of the Corporation.

(v)	“Participant” shall mean any person who is eligible under Section 4 of the Plan and who receives an Award under the Plan.

(w)	“Performance Award ” shall mean any Award granted under Section 8.2 of the Plan.

(x)	“Plan” means this Healthways, Inc. 2007 Stock Incentive Plan, as amended from time to time.

(y)	“Restricted Stock” means an award of shares of Stock that is subject to restrictions under Section 7 below.

(z)	“Restricted Stock Unit” shall mean any unit granted under Section 7.5 of the Plan.

(aa)	“Restriction Period” shall have the meaning provided in Section 7.

(bb)	“Retirement” means Normal or Early Retirement.

(cc)	“Stock” means the Common Stock.

(dd)	“Stock Appreciation Right” means an award described in Section 6 of the Plan.

(ee)	“Stock Option” or “Option” means any option to purchase shares of Stock (including Restricted Stock, if the Committee so determines) granted pursuant to Section 5 or Section 9 below.

(ff)	“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
Section 2. Administration.
     The Plan shall be administered by the Committee, provided that, in the absence of the Committee or to the extent determined by the Board, any action that could be taken by the Committee may be taken by the Outside Directors. The functions of the Committee specified in the Plan may be exercised by the Compensation Committee of the Board, provided that the full Committee shall have the final authority with respect to the administration of the Plan. The Committee shall have authority to grant, pursuant to the terms of the Plan, Awards to persons eligible under Section 4. In particular, the Committee shall have the authority, consistent with the terms of the Plan:
(a)	to select the officers and other key employees of and consultants to the Corporation and its Subsidiaries and Affiliates to whom Awards may from time to time be granted hereunder;

(b)	to determine whether and to what extent Awards are to be granted hereunder to one or more eligible employees;

(c)	to determine the number of shares to be covered by each such Award granted hereunder;

(d)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion); and to amend or waive any such terms and conditions to the extent permitted by Section 11 hereof;

(e)	to determine whether and under what circumstances a Stock Option may be settled in cash or Restricted Stock instead of Stock;

(f)	to determine whether, to what extent and under what circumstances Option grants and/or other Awards under the Plan are to be made, and operate, on a tandem basis vis-a-vis other Awards under the Plan and/or awards made outside of the Plan;

(g)	to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

(h)	to determine whether to require payment withholding requirements in shares of Stock.
     The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.
     All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding on all persons, including the Corporation and Plan Participants. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Corporation or of any Subsidiary or Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards under the Plan to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate such Awards held by Participants who are not officers or directors of the Corporation for purposes of Section 16 of the Exchange Act or who are otherwise not subject to such provision of law.
Section 3. Shares of Stock Subject to Plan.
     3.1 Shares Available. The aggregate number of shares of Stock reserved and available for distribution under the Plan shall not exceed 4,036,953 shares (which includes 35,591 shares of Stock with respect to which awards under the Corporation’s 1996 Stock Incentive Plan (the “1996 Plan”) were authorized but not awarded and 1,362 shares of Stock with respect to which awards under the Corporation’s Amended and Restated 2001 Stock Option Plan (the “2001 Plan”)), of which shares of Stock with respect to which Awards other than Stock Appreciation Rights and Options may be granted shall be no more than 2,000,000. Notwithstanding the foregoing and subject to adjustment as provided in Section 3.2, the maximum number of shares of Stock with respect to which Awards may be granted under the Plan shall be increased by the number of shares with respect to which Options or other Awards were granted under the 1996 Plan, 2001 Plan and the 1991 Employee Stock Incentive Plan (the “1991 Plan”) as of the original effective date of this Plan, but which terminate or terminated, expire or expired unexercised, or are or were forfeited or cancelled without the delivery of shares under the terms of the 1996 Plan, the 2001 Plan or the 1991 Plan, as the case may be, after the original effective date of this Plan. If, after the effective date of the Plan, any shares of Stock covered by an Award granted under this Plan, or to which such an Award relates, are or were forfeited, or if such an Award otherwise terminates or was terminated, expires or expired unexercised or is or was canceled without the delivery of shares of Stock, then the shares covered by such Award, or to which such Award relates, or the number of shares of Stock otherwise counted against the aggregate number of shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination, expiration or cancellation, shall again become Stock with respect to which Awards may be granted.
     3.2 Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, Stock dividend, Stock split or other change in corporate structure affecting the Stock, an equitable and proportionate substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options or Stock Appreciation Rights granted under the Plan and in the number of shares subject to other outstanding Awards granted under the Plan as determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any Award shall always be a whole number. The maximum number of shares that may be awarded to any Participant under Section 4 and Section 8.2(b) of this Plan will be adjusted in the same manner as the number of shares subject to outstanding Awards.

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Section 4. Eligibility.
     Officers and other key employees of and consultants to the Corporation and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director, except as otherwise provided in Section 9) who are responsible for or contribute to the management, growth and/or profitability of the business of the Corporation and/or its Subsidiaries and Affiliates are eligible to be granted Awards. Subject to adjustment as provided in Section 3.2 hereof, no Participant may receive (i) Options or Stock Appreciation Rights under the Plan in any calendar year that, taken together, relate to more than 150,000 shares of Stock or (ii) Awards of Restricted Stock or Restricted Stock Units under the Plan in any calendar year that, taken together, related to more than 75,000 shares of Stock.
Section 5. Stock Options.
     5.1 Grant. Stock Options may be granted alone, in addition to or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Incentive Stock Options may be granted only to individuals who are employees of the Corporation or any Subsidiary of the Corporation. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 5 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. Options may be settled in cash or Stock.
     5.2 Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall be not less than 100% of the Fair Market Value of the Stock at grant, in the case of both Incentive Stock Options and Non-Qualified Stock Options (or, in the case of any employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of any of its Subsidiaries, not less than 110% of the Fair Market Value of the Stock at grant in the case of Incentive Stock Options).
     5.3 Option Term. The term of each Stock Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date the Option is granted (or, in the case of an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any of its Subsidiaries or parent corporations, more than five years after the date the Option is granted in the case of Incentive Stock Options).
     5.4 Exercise. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant; provided, however, that except as otherwise provided herein or by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. The Committee may provide that a Stock Option shall vest over a period of future service at a rate specified at the time of grant, or that the Stock Option is exercisable only in installments. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion. The Committee may establish performance conditions or other conditions to the exercise of any Stock Options, which conditions may be waived by the Committee in its sole discretion.
     5.5 Method of Exercise. The exercise price of a Stock Option Award may be paid in cash, personal check (subject to collection), bank draft or such other method as the Committee may determine from time to time. The exercise price may also be paid by the tender, by either actual delivery or attestation, of Stock acceptable to the Committee and valued at its Fair Market Value on the date of exercise or through a combination of Stock and cash. Without limiting the foregoing, to the extent permitted by applicable law:

the Committee may, on such terms and conditions as it may determine, permit a Participant to elect to pay the exercise price by authorizing a third party, pursuant to a brokerage or similar arrangement approved in advance by the Committee, to simultaneously sell all (or a sufficient portion) of the Stock acquired upon exercise of such Option and to remit to the Corporation a sufficient portion of the proceeds from such sale to pay the entire exercise price of such Option and any required tax withholding resulting therefrom. A Participant shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the Option only when the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 13(a).
     5.6 Non-Transferability of Options. Unless otherwise provided by the Committee at or after grant, no Stock Option shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Participant’s lifetime, only by the Participant.
     5.7 Termination by Death. Unless otherwise provided by the Committee at or after grant, if a Participant’s employment by the Corporation and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such Participant may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee) by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period of one year (or such other period as the Committee may specify at or after grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.
     5.8 Termination by Reason of Disability. Unless otherwise provided by the Committee at or after grant, if a Participant’s employment by the Corporation or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of (i) three years from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) one year from the date of termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter, in the case of an Incentive Stock Option; provided however, that, if the Participant dies within the period specified in (i) above, any unexercised Non-Qualified Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of any period that would apply if such Stock Option were a Non-Qualified Stock Option, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.
     5.9 Termination by Reason of Retirement. Unless otherwise provided by the Committee at or after grant, if a Participant’s employment by the Corporation and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or, as may be determined in accordance with procedures established by the Committee), for a period of (i) three years from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the case of a Non-Qualified Stock Option and (ii) three months from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter, in the event of an Incentive Stock Option; provided however, that, if the Participant dies within the period specified in (i) above, any unexercised Non-Qualified Stock Option held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise period applicable to Incentive Stock Options, but before the expiration of the period that would apply if such Stock Option were a Non-Qualified Stock Option, the option will thereafter be treated as a Non-Qualified Stock Option.
     5.10 Other Termination. Unless otherwise provided by the Committee at or after grant, if a Participant’s employment by the Corporation and any Subsidiary or Affiliate is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised, to the extent otherwise then exercisable, for the lesser of three months or the balance of such Stock Option’s term if the involuntary termination is without Cause. If a Participant voluntarily terminates employment with the Corporation and any Subsidiary or Affiliate (except for Disability, Normal or Early Retirement), the Stock Option shall thereupon terminate; provided, however, that the Committee at grant may extend the exercise period in this situation for the lesser of three months or the balance of such Stock Option’s term.
     5.11 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such Section 422. No Incentive Stock Option shall be granted to any Participant under the Plan if such grant would cause the aggregate Fair Market Value (as of the date the Incentive Stock Option is granted) of the Stock with respect to which all Incentive Stock Options issued after December 31, 1986 are exercisable for the first time by such Participant during any calendar year (under all such plans of the Corporation and any Subsidiary) to exceed $100,000. To the extent permitted under Section 422 of the Code or the applicable regulations thereunder or any applicable Internal Revenue Service pronouncement:
(a)	if (x) a Participant’s employment is terminated by reason of death, Disability or Retirement and (y) the portion of any Incentive Stock Option that is otherwise exercisable during the post-termination period specified under this Section 5 of the Plan, applied without regard to the $100,000 limitation contained in Section 422(d) of the Code, is greater than the portion of such Option that is immediately exercisable as an “Incentive Stock Option” during such post-termination period under Section 422, such excess shall be treated as a Non-Qualified Stock Option; and

(b)	if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control, any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.
     5.12 Buyout Provisions. Subject to the provisions of Section 11, the Committee may at any time offer to buy out for a payment in cash, Stock or Restricted Stock an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.
Section 6. Stock Appreciation Rights.
     6.1 Grant and Exercise. A Stock Appreciation Right is a right to receive an amount payable entirely in cash, entirely in Stock or partly in cash and partly in Stock and exercisable at such time or times and subject to such conditions as the Committee may determine in its sole discretion subject to the Plan, including but not limited to the achievement of specific performance goals. Stock Appreciation Rights may be granted alone or in conjunction with all or part of any Stock Option granted under the Plan.
(a)	A Stock Appreciation Right may be exercised by a Participant, subject to Section 6.2, in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the Participant shall be entitled to receive an amount determined in the manner prescribed in Section 6.2. Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

(b)	In the case of a Non-Qualified Stock Option, Stock Appreciation Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option. A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares covered by a related Stock Option.
     6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:
(a)	Stock Appreciation Rights granted in conjunction with an Option shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that any Stock Appreciation Right granted to a Participant subject to Section 16(a) of the Exchange Act subsequent to the grant of the related Stock Option shall not be exercisable during the first six months of its term. The exercise of Stock Appreciation Rights held by Participants who are subject to Section 16(a) of the Exchange Act shall comply with Rule 16b-3(e) thereunder, to the extent applicable. In particular, such Stock Appreciation Rights shall be exercisable only pursuant to an irrevocable election made at least six months prior to the date of exercise or within the applicable ten business day “window” periods specified in Rule 16b-3(e)(3).

(b)	Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash and/or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the exercise price per share specified in the Stock Appreciation Right multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

(c)	Unless otherwise provided by the Committee at or after grant, no Stock Appreciation Right shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution, and all such rights shall be exercisable, during the Participant’s lifetime, only by the Participant.

(d)	Upon the exercise of a Stock Appreciation Right issued in conjunction with an Option, the Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

Section 7. Restricted Stock and Restricted Stock Units.
     7.1 Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other Awards granted under the Plan and/or cash awards made outside the Plan. The Committee shall determine the other terms, restrictions and conditions of the Awards in addition to those set forth in this Section 7. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each Participant.
     7.2 Awards and Certificates. A Participant shall not have any rights with respect to a Restricted Stock Award unless and until such Participant has executed an agreement evidencing the Award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such Award.
(a)	The purchase price for shares of Restricted Stock shall be established by the Committee and may be zero.

(b)	Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award Agreement and paying whatever price (if any) is required under Section 7.2(a).

(c)	Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award.

(d)	The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.
     7.3 Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:
(a)	In accordance with the provisions of this Plan and the Award Agreement, during a period set by the Committee commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Restricted Stock awarded under the Plan. Subject to Section 10 of the Plan, an Award of Restricted Stock shall be subject to a Restriction Period of not less than three (3) years provided, that the Committee, in its sole discretion, may (i) provide for the lapse of such restrictions in installments over the Restriction Period and (ii) accelerate or waive such restrictions in whole or in part in the event of a Change of Control, death, Disability, Normal or Early Retirement of the Participant or in the event the Participant’s employment with the Company is terminated without cause.

(b)	Except as provided in this Section 7.3, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines,

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reinvested, subject to Section 14.5, in additional Restricted Stock to the extent shares are available under Section 3, or otherwise reinvested. Pursuant to Section 3 above, stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued. If the Committee so determines, the Award Agreement may also impose restrictions on the right to vote and the right to receive dividends.
(c)	Subject to the applicable provisions of the Award Agreement, Section 10 of the Plan and this Section 7, upon termination of a Participant’s employment with the Corporation and any Subsidiary or Affiliate for any reason other than death, Disability or Retirement during the Restriction Period, all shares still subject to restriction will be forfeited, in accordance with the terms and conditions established by the Committee at or after grant. Upon termination of a Participant’s employment with the Corporation and any Subsidiary or Affiliate for by reason of death, Disability or Retirement during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(d)	If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the Participant promptly.
     7.4 Minimum Value Provisions. In order to better ensure that Award payments actually reflect the performance of the Corporation and service of the Participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other Award designed to guarantee a minimum value, payable in cash or Stock to the recipient of a Restricted Stock Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.
     7.5 Restricted Stock Units. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Stock Units shall be granted, the number of Restricted Stock Units to be granted to each Participant, the duration of the period during which, and the conditions under which, the Restricted Stock Units may be forfeited to the Corporation, and the other terms and conditions of such awards. The Restricted Stock Unit awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions determined by the Committee that are consistent with the terms of the Plan.
(a)	Each Restricted Stock Unit Award made under the Plan shall be for such number of shares of Stock as shall be determined by the Committee and set forth in the Award Agreement containing the terms of such Restricted Stock Unit Award. The agreement shall set forth a period of time during which the Participant must remain in the continuous employment of the Corporation in order for the forfeiture and transfer restrictions to lapse, which period shall not be less than three (3) years, provided, that the Committee, in its sole discretion, may (i) provide for the lapse of such restrictions in installments over the Restriction Period and (ii) accelerate or waive such restrictions in whole or in part in the event of a Change of Control, death, Disability, Normal or Early Retirement of the Participant or in the event the Participant’s employment with the Company is terminated without cause. The Award Agreement may, in the discretion of the Committee, set forth performance or other conditions that will subject the Restricted Stock Units to forfeiture and transfer restrictions.

(b)	Each Restricted Stock Unit shall have a value equal to the Fair Market Value of a share of Stock. Restricted Stock Units shall be paid in cash, shares of Stock, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement or other procedures approved by the Committee. Unless otherwise provided in the applicable Award Agreement, a Participant shall be credited with dividend equivalents on any Restricted Stock Units credited to the Participant’s account at the time of any payment of dividends to shareholders on shares of Stock. The amount of any such dividend equivalents shall equal the amount that would have been payable to the Participant as a shareholder in respect of a number of shares of Stock equal to the number of vested Restricted Stock Units then credited to the Participant. Unless otherwise provided by the Committee, any such dividend equivalents shall be credited to the Participant’s account as of the date on which such dividend would have been payable and shall be converted into additional Restricted Stock Units (which shall be immediately vested) based upon the Fair Market Value of a share of Stock on the date of such crediting. Except as otherwise determined by the Committee at or after grant, and subject to the “retirement” exceptions, Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, and all Restricted Stock Units and all rights of the Participant to such Restricted Stock Units shall terminate, without further obligation on the part of the Corporation, unless the Participant remains in continuous employment of the Corporation for the entire restricted period in relation to which such Restricted Stock Units were granted and unless any other restrictive conditions relating to the Restricted Stock Unit Award are met.
Section 8. Other Stock-Based Awards and Performance Awards.
     8.1 Other Stock-Based Awards. The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Sections 6 and 7 above and (ii) an Award of Stock or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Stock (including, without limitation, securities convertible into Stock), as deemed by the Committee to be consistent with the purposes of the Plan, provided that the Other Stock-Based Awards that are payable in Stock shall not exceed 10% of the shares of Stock authorized under the Plan as set forth in Section 3. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.
     8.2 Performance Awards. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or shares of Stock, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine. Subject to Section 10 of the Plan, Performance Awards shall vest no sooner than one year after grant and shall otherwise be subject to the terms and provisions of this Section 8.2.
(a)	The Committee may grant Performance Awards to Covered Officers based solely upon the attainment of performance targets related to one or more performance goals selected by the Committee from among the goals specified below. For the purposes of this Section 8.2, performance goals shall be limited to one or more of the following Corporation, Subsidiary, operating unit or division financial performance measures:
(i)	earnings before interest, taxes, depreciation and/or amortization;

(ii)	operating income or profit;

(iii)	operating efficiencies;

(iv)	return on equity, assets, capital, capital employed, or investment;

(v)	after tax operating income;

(vi)	net income;

(vii)	earnings or book value per share;

(viii)	cash flow(s);

(ix)	total sales or revenues or sales or revenues per employee;

(x)	production;

(xi)	stock price or total shareholder return;

(xii)	dividends;

(xiii)	strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures;
or any combination thereof. Each goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on internal targets, the past performance of the Corporation or any Subsidiary, operating unit or division of the Corporation and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital, shareholders’ equity and/or shares of Stock outstanding, or to assets or net assets.
(b)	With respect to any Covered Officer, the aggregate maximum number of shares of Stock in respect of which all Performance Awards and Stock Options may be granted under Sections 5 and 8.2 of the Plan in each year of the performance period is 450,000, and the maximum amount of the aggregate Performance Awards denominated in cash is $1,000,000 (measured by the Fair Market Value of the maximum Award at the time of grant) in each year of the performance period.

(c)	To the extent necessary to comply with Section 162(m) of the Code, with respect to grants of Performance Awards to Covered Officers, no later than 90 days following the commencement of each performance period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (1) select the performance goal or goals applicable to the performance period, (2) establish the various targets and bonus amounts which may be earned for such performance period, and (3) specify the relationship between performance goals and targets and the amounts to be earned by each Covered Officer for such performance period. Following the completion of each performance period, the Committee shall certify in writing whether the applicable performance targets have been achieved and the amounts, if any, payable to Covered Officers for such performance period. In determining the amount earned by a Covered Officer for a given performance period, subject to any applicable Performance Award agreement, the Committee shall have the right to reduce the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the performance period.
Section 9. Awards to Outside Directors.
     The Committee or the Nominating and Corporate Governance Committee of the Board (provided such committee is comprised solely of Outside Directors) may provide that all or a portion of an Outside Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board, be payable (either automatically or at the election of the Outside Director) in the form of Non-Qualified Stock Options, Restricted Shares, Restricted Share Units and/or Other Stock-Based Awards, including unrestricted Shares. The Committee or the Nominating and Corporate Governance Committee of the Board (provided such committee is comprised solely of Outside Directors) shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Outside Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan and applicable law.
Section 10. Change in Control Provisions.
     In the event of a Change of Control, in addition to any action required or authorized by the terms of an Award Agreement, the Committee may, in its sole discretion, take any of the following actions as a result, or in anticipation, of any such event to assure fair and equitable treatment of Participants: (i) accelerate time periods for purposes of vesting in, or realizing gain from, any outstanding Award made pursuant to this Plan and/or extend the time during which an Award may be exercised following a Participant’s termination of employment; (ii) offer to purchase any outstanding Award made pursuant to this Plan from the holder for its equivalent cash value, as determined by the Committee, as of the date of the Change of Control; or (iii) make adjustments or modifications to outstanding Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants following such Change of Control. Unless otherwise provided in an Award Agreement, upon a Change in Control, any Outstanding Awards under the Plan not previously exercisable and vested shall become fully exercisable and vested.
Section 11. Amendments and Termination.
     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted, without the Participant’s consent or which, without the approval of the Corporation’s stockholders, would:
          (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;
          (b) materially increase the benefits accruing to Participants under the Plan;
          (c) materially modify the requirements as to eligibility for participation in the Plan; or
          (d) materially modify the Plan within the meaning of the Nasdaq listing standards.
     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder’s consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or another basis), provided that, except as provided in Section 3.2, the Committee may not modify any outstanding Stock Option so as to specify a lower exercise price or accept the surrender of an outstanding Stock Option and authorize the granting of a new Stock

Option in substitution therefor specifying a lower exercise price. Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.
Section 12. Unfunded Status of the Plan.
     The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan.
Section 13. General Provisions.
          (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Corporation in writing that the Participant is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.
     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
          (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
          (c) The adoption of the Plan shall not confer upon any employee of the Corporation or any Subsidiary or Affiliate any right to continued employment with the Corporation or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Corporation or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.
          (d) No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may require withholding obligations to be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements and the Corporation and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.
          (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or other types of Plan Awards) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Plan Awards).

          (f) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.
          (g) The members of the Committee and the Board shall not be liable to any employee or other person with respect to any determination made hereunder in a manner that is not inconsistent with their legal obligations as members of the Board. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding, the Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.
          (h) In addition to any other restrictions on transfer that may be applicable under the terms of this Plan or the applicable Award Agreement, no Option, Stock Appreciation Right, Restricted Stock award, or Other Stock-Based Award or other right issued under this Plan is transferable by the Participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. The designation of a beneficiary will not constitute a transfer.
Section 14. Compliance with Section 409A of the Code.
     No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code.
Section 15. Effective Date of Plan.
     The original effective date of the Plan was February 2, 2007. The Plan was most recently amended by the Board on February 24, 2010, subject to the approval of the Plan by the stockholders of the Corporation.
Section 16. Term of Plan.
     No Award shall be granted pursuant to the Plan on or after February 2, 2017, but Awards granted prior to February 2, 2017 may be extended beyond that date.

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VOTE BY MAIL
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☑	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For	Withhold	For All	To withhold authority to vote for any individual
The Board of Directors recommends that you vote FOR the following:	All	All	Except	nominee(s), mark “For All Except” and write the
number(s) of the nominee(s) on the line below.

	☐	☐	☐

1.	Election of Directors
Nominees:

01	William C. O‘Neil, Jr. 02 Ben R. Leedle, Jr. 03 Alison Taunton-Rigby

The Board of Directors recommends a vote FOR the following proposal (s):		For	Against	Abstain

2	To consider and act upon a proposal to amend and restate the Company’s 2007 Stock Incentive Plan.	☐	☐	☐

3	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2010.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

		JOB#			SHARES CUSIP # SEQUENCE #

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com.

HEALTHWAYS, INC.
This proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders on May 28, 2010

The undersigned hereby appoints Thomas G. Cigarran and Mary A. Chaput, and either of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown on the reverse side of this proxy at the Annual Meeting of Stockholders of Healthways, Inc. to be held at the Franklin Marriott Cool Springs, 700 Cool Springs Boulevard, Franklin, Tennessee 37067, on May 28, 2010, at 9:00 a.m., Central time, and any adjournments thereof.

Continued and to be signed on reverse side